UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-08614

Brandes Investment Trust

(Exact name of registrant as specified in charter)

4275 Executive Square, 5th Floor

La Jolla, CA 92037

(Address of principal executive offices) (Zip code)

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

(Name and address of agent for service)

(858) 755-0239

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

(a) The following is a copy of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

1

INTERNATIONAL EQUITY FUND GLOBAL EQUITY FUND EMERGING MARKETS VALUE FUND INTERNATIONAL SMALL CAP EQUITY FUND SMALL CAP VALUE FUND U.S. VALUE FUND CORE PLUS FIXED INCOME FUND For the six months ended March 31, 2023

Brandes International Equity Fund

Dear Fellow Investor,

The net asset value of the Brandes International Equity Fund (Class I Shares) gained 35.59% in the six months ended March 31, 2023. During the same period, the MSCI EAFE Index gained 27.27%.

Performance was boosted by Fund holdings in the United Kingdom, led by industrials firm Rolls-Royce. Rolls-Royce continued to recover from the downturn in demand for long-haul air travel. It posted improved operating results and has been awarded with new contracts over the last several months, strengthening expectations for free-cash-flow generation.

In addition to the U.K., holdings in France (e.g., pharmaceutical firm Sanofi) and Germany (e.g., software company SAP) also contributed to returns.

From an industry standpoint, cyclically geared holdings performed well. These included advertising agencies WPP and Publicis, as well as construction materials companies HeidelbergCement (Germany), Buzzi Unicem (Italy), and Cemex (Mexico). Financial holdings Intesa Sanpaolo (Italy) and Mitsubishi UFJ Financial Group (Japan) also helped performance. Furthermore, all of our European grocer and retail holdings increased in the period, led by U.K.-based J Sainsbury, Marks and Spencer, and Tesco, as well as France-based Carrefour, which announced improved earnings and a significant share repurchase program.

Other positive contributors included Brazilian regional jet manufacturer Embraer, which remained on track in its post-COVID rebound, with deliveries for business and commercial jets continuing to increase. Additionally, one of its competitors announced it had officially shut down its next-generation commercial regional jet program, which could leave Embraer to be the primary supplier in this market.

The most significant detractor in the period was Switzerland-based Credit Suisse, which declined as customer outflows led to a forced discounted takeover by its competitor UBS (also a holding in the Fund). See more details in the Select Portfolio Activity section below as we divested our holding in the first quarter.

Beyond Credit Suisse, other detractors declined modestly. These included Brazilian oil and gas firm Petroleo Brasileiro and French commercial services and supplies business Societe BIC.

Select Portfolio Activity

During the period, the investment committee initiated positions in two emerging market-based semiconductor-related companies, namely Taiwan Semiconductor Manufacturing Company (TSMC) and South Korea’s Samsung.

Taiwan Semiconductor Manufacturing Company (TSMC) is the cost and technology leader in fabricating semiconductors for a variety of global technology companies, including Apple, Huawei, and Qualcomm. The firm’s scale and technology advantages

Past performance is not a guarantee of future results.

Brandes International Equity Fund

have helped it gain market share over the past decade, making TSMC the dominant provider of leading-edge semiconductors and enabling it to generate solid cash flows and returns on capital. The company now manufactures a substantial portion of the chips pivotal in the megatrends of the next decade, such as artificial intelligence, machine learning, cloud, electric and autonomous vehicles, and improved energy efficient devices.

Our opportunity to invest in the company came amid worries about heightened geopolitical tension between the U.S. and China, as well as concerns about softening demand and an oversupply of semiconductors following a catch-up in production after the semiconductor shortage last year. In our view, these well-known concerns have suppressed the stock price too far. Even though weaker demand in the slowing smartphone market and intensifying competition in non-leading edge segments present headwinds, notwithstanding the China concerns, we believe TSMC is well positioned to capitalize on appealing long-term growth potential from increasing silicon demand across a variety of applications (high-performance computing, internet of things, and automotive semiconductors). In our opinion, TSMC is one of the most attractively valued and sustainable franchises in the global semiconductor industry, with a capability to continue generating robust returns on capital and free cash flows going forward.

Samsung, as one of the world’s largest technology companies, operates across a variety of end markets (e.g., memory, smartphones, other electronics). It is a leading player in the semiconductor foundry market along with TSMC, and similarly its shares have been hurt by a downturn in semiconductor pricing. The company is also the dominant player in the global computer memory storage market, in which its scale and low-cost position have allowed it to produce healthy cash flows and returns on capital. The operating landscape for memory storage market has improved over the last decade as the sub-industry has consolidated to three major players (Samsung, SK Hynix and Micron Technology). Recently, however, Samsung’s memory business has also been struggling with excess capacity and weakening demand.

Despite the challenges in its end markets, Samsung is, in our opinion, likely to benefit from several secular trends in technology, including cloud computing, artificial intelligence, 5G, and autonomous computing, all of which should spur long-term demand growth for foundry services and memory storage devices. Its strong foothold in the memory storage sub-industry, which has enjoyed faster revenue growth than the overall semiconductor industry over the past 20 years, has led us to be optimistic about Samsung’s prospects. Given the impact of short-term concerns around a downturn in semiconductor and memory demand and pricing, combined with the company’s current valuation and long-term growth potential, Samsung offers an appealing value opportunity to us.

As mentioned, we divested our position in Credit Suisse. Among our European financials holdings, we had a relatively low allocation to Credit Suisse given its much

Brandes International Equity Fund

higher risk profile as it was undergoing a significant restructuring and had seen client outflows during the fourth quarter of 2022. We had maintained a small position in the company as we believed its wealth management and domestic Swiss bank franchises were potentially significantly undervalued, and with the company trading at approximately 20% of tangible book value, the market appeared to be giving little to no credit for a potential recovery.

During the first quarter of 2023, as concerns of a banking crisis in the U.S. increased, Credit Suisse saw its share price drop due to its weaker position relative to other European banks. A comment from its largest shareholder exacerbated an already nervous market, causing Credit Suisse’s share-price decline and client deposit outflows to snowball. While the company’s capital levels and liquidity appeared solid, the intensified market dynamics and the deep restructuring the company had been undergoing left minimal margin for error at Credit Suisse, eventually leading to a decision by the Swiss National Bank and the Swiss regulatory agency to broker a takeover of the company by UBS at a significant discount in order to quell the panic.

As the International Equity Fund already held an allocation to UBS and given that it seemed Credit Suisse would not have been able to survive on its own due the client outflows, the investment committee decided to divest its position in Credit Suisse. We will continue to monitor the situation closely as events unfold and details of the takeover emerge but given some of the attractive assets at Credit Suisse, combined with the liquidity and loss support from the Swiss government, we believe this transaction should likely be favorable for UBS in the long term.

Looking Forward

As of March 31, 2023, the Brandes International Equity Fund continued to have overweight positions in France and emerging markets, and underweight positions in Australia and Japan. From a sector perspective, it held key overweights to communication services, health care, and consumer staples, while maintaining meaningful underweights to technology and industrials.

Additionally, we have an underweight to financials vs. MSCI EAFE Index. Within our financials exposure, we have a slightly higher allocation to European banks than the benchmark. Based on our analysis, our European bank holdings generally have strong liquidity, diversified deposit bases, and differentiated security/asset exposures. They can also access capital more easily than their U.S. peers as the regulatory liquidity tests tend to be more stringent in Europe than in the United States. Furthermore, our European bank holdings still appear positively geared to benefit from higher rates.

As several U.S.-based banks entered FDIC receivership during the quarter, our financials research team and investment committee have been meeting frequently as they monitored ongoing developments. We have been updating our valuation and risk

4

Brandes International Equity Fund

exposure analysis across a variety of financials holdings and have been in contact with several global financial companies via email, phone, and in-person meetings at financial conferences.

Three months into 2023, a variety of issues facing international stocks have persisted, including elevated inflation, slowing economic growth/recession concerns, and political as well as regulatory uncertainties. Despite these challenges, international stocks (MSCI EAFE) posted positive returns in the period, highlighting our belief that often when the market is the most negative, it can be a great time to invest.

Even with their rally and outperformance vs. U.S. stocks (Russell 1000), we believe international stocks in general—and our Fund in particular—continue to offer an attractive long-term risk/reward tradeoff at today’s valuation levels. Note that within the international equity space, value stocks (MSCI EAFE Value) continue to trade in the highest quintile of discount levels to the broader market on a variety of valuation metrics (e.g., forward price/earnings, price/cash flows, enterprise value/sales), which should bode well, in our opinion, for the long-term potential of value stocks.

We believe the Brandes International Equity Fund is well positioned and we remain optimistic about its long-term prospects.

Sincerely yours,

The Brandes International Large-Cap Investment Committee

Cash Flow: The amount of cash generated minus the amount of cash used by a company in a given period.

Enterprise Value: Market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Enterprise Value/Sales (EV/Sales): Compares the enterprise value of a company to its annual sales.

Forward Price/Earnings: Price per share divided by expected earnings per share expected over the next 12 months or next fiscal year.

Free Cash Flow: Total cash flow from operations less capital expenditures.

Price/Cash Flow: Price per share divided by cash flow per share.

Tangible Book Value: Book value minus intangible assets (e.g., goodwill).

Past performance is not a guarantee of future results.

Diversification does not assure a profit or protect against a loss.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign

Brandes International Equity Fund

securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI EAFE Index with net dividends captures large and mid cap representation of developed market countries excluding the U.S. and Canada.

The MSCI EAFE Value Index with net dividends captures large and mid cap securities across developed market countries, excluding the United States and Canada, exhibiting value style characteristics, defined using book value to price, 12-month forward earnings to price, and dividend yield.

The Russell 1000 Index with gross dividends measures performance of the large cap segment of the U.S. equity universe.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

One cannot invest directly in an index.

The Brandes International Equity Fund is distributed by ALPS Distributors, Inc.

6

Brandes International Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Equity Fund – Class I from March 31, 2013 to March 31, 2023 with the value of such an investment in the MSCI EAFE (Europe, Australasia and Far East) Index for the same period.

Value of $100,000 Investment vs MSCI

EAFE (Europe, Australasia and Far East) Index (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2023
	One	Three	Five	Ten	Since
	Year	Years	Years	Years	Inception(1)
Brandes International Equity Fund
Class A(2)	5.18%	17.41%	2.32%	4.90%	6.90%
Class A (2) (with maximum sales charge)	-0.87%	15.11%	1.12%	4.28%	6.66%
Class C(3)	4.41%	16.67%	1.61%	4.28%	N/A
Class C (3) (with maximum sales charge)	3.41%	16.67%	1.61%	4.28%	N/A
Class I	5.50%	17.76%	2.59%	5.15%	7.14%
Class R6(4)	5.62%	17.86%	2.70%	5.26%	7.22%
MSCI EAFE (Europe, Australasia and Far East) Index	-1.38%	12.99%	3.52%	5.00%	4.71%

(1)	The inception date is January 2, 1997.

(2)	Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses.

(3)

Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. The Class C shares’ average annual total return for the 10-year period assumes that Class C shares automatically converted to Class A shares 8 years after the start of the period.

Brandes International Equity Fund

The Class C shares’ average annual total return for the since inception period cannot be calculated as the Class A shares did not yet exist 8 years after the Fund’s inception date.

(4)	Performance shown prior to February 1, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

March 31, 2023 (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC.

8

Brandes Global Equity Fund

Dear Fellow Investor,

The net asset value of the Brandes Global Equity Fund (Class I Shares) increased 26.06% in the six months ended March 31, 2023. During the same period, the MSCI World Index increased 18.25%.

During the period, the Fund’s strongest performers included industrials holdings Rolls-Royce, Embraer, and FedEx.

U.K.-based Rolls-Royce continued to recover from the downturn in demand for long-haul air travel. The company posted improved operating results and has won new contracts over the past several months, strengthening expectations for free-cash-flow generation.

Similarly, Brazilian regional jet manufacturer Embraer remained on track in its post-COVID rebound, with deliveries for business and commercial jets continuing to increase. Additionally, one of its competitors announced it had officially shut down its next-generation commercial regional jet program, which could leave Embraer to be the primary supplier in this market.

Meanwhile, global shipping and distribution company FedEx released improved results after cutting costs and saw its share price rally.

Other solid contributors included German multinational building materials company HeidelbergCement, France-based advertising agency Publicis, and Mexico-based real estate investment trust (REIT) Fibra Uno.

Our overweight to the banking industry hurt relative returns. The most significant detractors included large regional banks PNC and Truist Financial. In response to pervasive negativity affecting the financials sector, our research team and investment committee met frequently as they monitored ongoing developments, updated our valuation estimates, evaluated risk exposures of our holdings, and identified potential long-term opportunities. Based on our analysis, we reallocated across some of our financials holdings, favoring large money center and trust banks given their attractive valuations and what we consider lower relative risk versus regional banks (see Select Activity).

Relative to the benchmark, our underweight to information technology weighed on performance as it was the best-performing sector within the MSCI World Index in the period.

Select Portfolio Activity

During the period, the investment committee initiated positions in Singapore-based bank DBS Group, U.S. IT services firm Cognizant, and France-based luxury goods company Kering. Additionally, the committee purchased shares of two semiconductor-related companies, namely Taiwan Semiconductor Manufacturing Company (TSMC) and U.S.-based Micron.

Past performance is not a guarantee of future results.

Brandes Global Equity Fund

DBS Group is one of Southeast Asia’s largest banks, with operations that extend to China, Hong Kong, Taiwan, and South Korea. Thanks to its strong deposit franchise, low-cost funding base, and attractive fee-generating business from its wealth management unit, DBS has been able to produce what we consider attractive returns on equity while offering appealing dividend yield of over 5%. Although the company trades at a single-digit multiple of earnings, our analysis implies it can continue to benefit from a rising or higher interest rate environment. Based on its risk profile, compelling valuations, and its history of returning capital to shareholders, we decided to initiate a position in DBS.

TSMC is the cost and technology leader in fabricating semiconductors for a variety of global technology companies, including Apple, Huawei, and Qualcomm. The firm’s scale and technology advantages have helped it gain market share over the past decade, making TSMC the dominant provider of leading-edge semiconductors and enabling it to generate solid cash flows and returns on capital. The company now manufactures a substantial portion of the chips pivotal in the megatrends of the next decade, such as artificial intelligence, machine learning, cloud, electric and autonomous vehicles, and improved energy-efficient devices.

Our opportunity to invest in the company came amid concern about softening demand and an oversupply of semiconductors following a catch-up in production after the semiconductor shortage last year and worries about heightened geopolitical tension between the U.S. and China. In our view, these well-known concerns have suppressed the stock price too far. Even though weaker demand in the slowing smartphone market and intensifying competition in non-leading edge segments present headwinds, notwithstanding the China concerns, we believe TSMC is well positioned to capitalize on appealing long-term growth potential from increasing silicon demand across a variety of applications (high-performance computing, internet of things, and automotive semiconductors). In our opinion, TSMC is one of the most attractively positioned and sustainable franchises in the global semiconductor industry, with a capability to continue generating robust returns on capital and free cash flows going forward.

Kering is a luxury apparel company whose top brands include Gucci, Saint Laurent, Balenciaga and Bottega Veneta. Amid inflation concerns, China’s zero-COVID policy and slowing economic growth, Kering’s shares traded lower during the period and became available at what we consider a meaningful discount to their historical averages, just 14x forward earnings. We appreciate Kering’s long-term growth potential and history of attractive returns on capital, as well as the fact that it operates in an industry with high barriers to entry. At its current valuations, the stock represents a compelling value opportunity to us.

We divested our holdings in Truist Financial, defense company General Dynamics, South Korean memory manufacturer SK Hynix, and U.K. grocer Tesco.

10

Brandes Global Equity Fund

After reviewing our overall banking exposure, we decided to reallocate capital toward our money center and trust bank holdings and simultaneously sold our position in regional bank Truist. We made this decision based on Truist’s heightened risk exposure and a potential increase in regulatory scrutiny for regional banks that have not faced the same level of liquidity and stress testing as large money center banks.

Meanwhile, General Dynamics reached our estimate of its intrinsic value. We initiated our position during the market downturn in 2020. Since then, General Dynamic’s share price has appreciated on an improved environment for defense-related stocks, with its forward price-to-earnings increasing to over 18x from approximately 12x at the time of our purchase.

We divested our holding in SK Hynix and added Micron given the similar overall exposures, but relatively more attractive risk exposures of Micron relative to SK Hynix. These include Micron’s stronger balance sheet, the increasing investment in U.S. semiconductor manufacturing, and SK Hynix’s heightened risk from its exposure to China and increased U.S. regulatory crackdown on semiconductor exports to China.

Longer term, we believe Micron should continue to benefit from several secular trends in technology, including cloudcomputing, artificial intelligence, 5G and autonomous computing. Given the impact of short-term concerns affecting memory demand and pricing, coupled with the company’s current valuation and long-term growth potential, Micron offers an appealing risk/reward tradeoff, in our opinion.

Looking Forward

As of March 31, 2023, the Brandes Global Equity Fund held its key positions in the economically sensitive financials and energy sectors, and the more defensive health care sector. Our largest sector underweight was to the technology sector, which given its solid performance during the period, rose to over a 20% allocation in the MSCI World Index. Meanwhile, our allocation to that sector increased modestly during the past year and was slightly below half the index weighting.

Geographically, we continued to hold overweight positions in the United Kingdom, France and emerging markets but were underweight Japan and the United States.

A variety of headwinds face stocks around the world today, including elevated inflation, potentially increasing interest rates, slowing economic growth and recession concerns, commodity price volatility, and political and regulatory risks. That is why we think that at today’s valuations, value stocks—and our Fund in particular—offer an attractive long-term opportunity. It’s important to emphasize that our overall positioning is driven from the bottom up, on a company-by-company basis, with a focus on pursuing long-term results. We take into account the economic concerns noted above when evaluating a potential investment, estimating the impact they may have on each investment’s intrinsic value.

Brandes Global Equity Fund

Global value stocks (MSCI World Value) continued to trade in the cheapest quintile relative to growth stocks (MSCI World Growth Index) across a variety of valuation metrics (e.g., price/earnings, price/cash flow, enterprise value/sales). Discounts experienced previously at today’s levels have often portended attractive returns over a long-term time horizon for value stocks, and the Fund has historically tended to do well when value stocks have done well.

Looking ahead, we remain optimistic about the prospects for the Brandes Global Equity Fund given its current valuation and company fundamentals, as well as its tendency to outperform the MSCI World Value Index when it outperforms the benchmark. We believe the differences between the Fund and the broader market continue to make it an intelligent complement to index-tracking or growth-oriented alternatives. We remain excited about the Fund’s potential.

Sincerely yours,

The Brandes Global Large-Cap Investment Committee

Brandes Investment Trust

Cash Flow: The amount of cash generated minus the amount of cash used by a company in a given period.

Dividend Yield: Dividends per share divided by price per share.

Enterprise Value: Market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Enterprise Value/Sales: Enterprise value divided by annual sales.

Free Cash Flow: Total cash flow from operations less capital expenditures.

Intrinsic Value: The actual value of a company or an asset based on an underlying perception of its true value by the investment committee.

Price/Cash Flow: Price per share divided by cash flow per share.

Price/Earnings: Price per share divided by earnings per share.

Past performance is not a guarantee of future results.

Diversification does not assure a profit or protect against a loss.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not

12

Brandes Global Equity Fund

free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI World Index with net dividends captures large and mid cap representation of developed markets.

The MSCI World Value Index with net dividends captures large and mid cap securities across developed market countries exhibiting value style characteristics, defined using book value to price, 12-month forward earnings to price, and dividend yield.

The MSCI World Growth Index with gross dividends captures large and mid cap securities across developed market countries exhibiting growth style characteristics, defined using long-term forward earnings per share (EPS) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

One cannot invest directly in an index.

The Brandes Global Equity Fund is distributed by ALPS Distributors, Inc.

Brandes Global Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Equity Fund – Class I from March 31, 2013 to March 31, 2023 with the value of such an investment in the MSCI World Index for the same period.

Value of $100,000 Investment vs MSCI

World Index (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2023
	One	Three	Five	Ten	Since
	Year	Years	Years	Years	Inception(1)
Brandes Global Equity Fund
Class A(2)	2.10%	19.88%	5.03%	6.49%	6.59%
Class A (2) (with maximum sales charge)	-3.77%	17.54%	3.80%	5.86%	6.15%
Class C(3)	1.36%	18.99%	4.25%	5.85%	6.13%
Class C (3) (with maximum sales charge)	0.37%	18.99%	4.25%	5.85%	6.13%
Class I	2.38%	20.19%	5.30%	6.76%	6.84%
MSCI World Index	-7.02%	16.40%	8.01%	8.85%	8.92%

(1)	The inception date is October 6, 2008.

(2)	Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses.

(3)

Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. The Class C shares’ average annual total return for the 10-year and since inception periods assumes that Class C shares automatically converted to Class A shares 8 years after the start of the period.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than

Brandes Global Equity Fund

their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

March 31, 2023 (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC.

Brandes Emerging Markets Value Fund

Dear Fellow Investor,

The net asset value of the Brandes Emerging Markets Value Fund (Class I Shares) increased 27.68% in the six months ended March 31, 2023. During the same period, the MSCI Emerging Markets Index gained 14.04%.

Holdings in Latin America helped performance, including Mexico-based cement company Cemex and real estate investment trusts Fibra Uno and Terrafina, as well as Brazilian regional jet manufacturer Embraer.

Embraer posted solid results for the fourth quarter of 2022, with revenue and free cash flow ahead of consensus and operating margin improving sequentially across segments. The company provided increased guidance for aircraft deliveries in 2023 in both the commercial and executive divisions. Moreover, one of its competitors announced it had officially shut down its next-generation commercial regional jet program, which could leave Embraer to be the primary supplier in this market.

Similarly, Cemex benefited from an enhanced outlook for 2023, with pricing remaining robust and management optimistic on growth in the industrial and commercial sectors.

From a sector perspective, we saw solid contributions from select information technology holdings, such as Taiwan-based Wiwynn, Accton Technology, and Taiwan Semiconductor Manufacturing Company, as well as South Korea’s Samsung Electronics. Other notable performers included South Korean steelmaker POSCO and China-based Alibaba, whose announcement of a six-way split and potential IPOs (initial public offering) of each segment was well received by the market.

The largest detractors telecommunication services providers Indus Towers (India) and XL Axiata (Indonesia). Additionally, Brazilian oil and gas firm Petroleo Brasileiro and India’s Induslnd Bank declined modestly.

Select Portfolio Activity

During the period, the emerging markets investment committee initiated positions in Indian electric utility NTPC Limited and Brazilian electric utility Neoenergia. Meanwhile, divested positions included China-based Weichai Power and Genertec Universal Medical Group, Thailand’s Bangkok Bank, and Taiwanese Largan Precision.

NTPC Limited, formerly known as the National Thermal Power Corporation, is India’s largest electric utility, accounting for about a quarter of the country’s power generation and over 15% of its installed capacity. The Government of India holds a controlling, but declining stake in NTPC (89.5% stake at the company’s 2004 IPO to currently 51.1%). Over 97% of NTPC’s capacity operates under cost-of-service regulation, while the remaining installed capacity comprising renewable energy is being developed on a competitive basis. As part of India’s environmental commitment to fight global warming, NTPC plans to add 60GW of renewable energy by 2032 to reach 50% of its

Past performance is not a guarantee of future results.

Brandes Emerging Markets Value Fund

installed capacity.

Until recently, NTPC suffered a decade-long derating due to adverse regulatory changes and revenue shortfalls in addition to the recurrent overhang from the government gradually reducing its stake. The company also struggled with the stigma associated with its large exposure to coal-based electricity generation. In our view, one of the main uncertainties was the lack of clarity regarding the role the government envisioned for NTPC in India’s decarbonization strategy. This concern has been alleviated now that it is clear NTPC will be a leading participant and possibly become the largest developer of renewable capacity in the country, and it will invest significant capital expenditure to retrofit its entire coal-based fleet under regulated returns with good visibility for cost recovery. Hence, the transition from coal to renewable energy has gone from posing a potentially existential threat for NTPC to providing a significant opportunity supporting earnings growth potential in the foreseeable future.

While these positive developments have not gone unnoticed by the market, upside potential persists as NTPC represents, in our opinion, an opportunity to invest in a “growth” utility at “value” or discounted multiples.

Neoenergia is Brazil’s second-largest distribution utility that derives more than 80% of operating profits from its regulated distribution and transmission networks. Based on our analysis, the company is a high-quality operator with an efficient cost structure, allowing it to outperform regulatory returns. It has a large presence in Brazil’s Northeast region, where per capita electricity consumption is below the country’s average and the concessions offer above-average expansion opportunities to enlarge the regulatory asset base. The combination of organic growth opportunities and efficient operations in its core regulated networks has proven to be a powerful driver of sustainable shareholder value creation and earnings growth for Neoenergia.

In our view, Neoenergia’s market price reflects investor worries over capital allocation, temporarily elevated leverage (a function of peak-growth capital expenditure), and corporate governance. We believe these issues have suppressed the stock price too low and see attractive upside potential from the continuation of strong EBITDA growth driven by inflation-protected revenues, efficient investments in the regulatory asset base, and the start-up of new transmission lines and renewable energy projects. The completion of these projects should improve Neoenergia’s leverage ratios and cash flows, and potentially enable the company to adopt a higher dividend payout above the minimum level presently. Overall, we believe the stock offers an opportunity to invest in an undervalued quality name with an attractive earnings growth profile.

Looking Forward

The positioning of the Fund’s portfolio did not meaningfully change during the period. As of March 31, 2023, the Brandes Emerging Markets Value Fund remained underweight China (although Chinese companies made up our largest country allocation), India, Saudi Arabia, and Taiwan, while having significant overweights to

Brandes Emerging Markets Value Fund

Mexico, Brazil, Panama, and Indonesia. On a sector basis, the Fund held large overweights to real estate (outside China), industrials, and consumer discretionary, while maintaining key underweights to materials and energy.

Given the volatility and headlines surrounding the financials sector globally, we’d be remiss not to mention our exposure. At quarter end, the Fund held a lower allocation to financials than the MSCI Emerging Markets Index’s weighting (18.5% vs. 21.0%). Our financials research team and investment committee have been meeting frequently as they monitored ongoing developments. We have been updating our valuation and risk exposure analysis across a variety of financial holdings and have been in contact with several global financial companies via email, phone, and in-person meetings at financial conferences. We believe the risk of permanent, fundamental impairment stemming from issues similar to those faced by Silicon Valley Bank and other struggling banks remains low for the financial institutions we own specifically within the Fund.

We remain optimistic about the long-term prospects of the Brandes Emerging Markets Value Fund.

Sincerely yours,

The Brandes Emerging Markets Investment Committee

Brandes Investment Trust

Cash Flow: The amount of cash generated minus the amount of cash used by a company in a given period.

EBITDA: Earnings before interest, taxes, depreciation and amortization.

Free Cash Flow: Total cash flow from operations less capital expenditures.

Operating Profit: Earnings before interests and taxes.

Operating Margin: Operating income divided by net sales; used to measure a company’s operating efficiency.

Past performance is not a guarantee of future results.

Diversification does not assure a profit or protect against a loss.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging markets involve greater risk and volatility than more developed markets. Some emerging markets may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments

Brandes Emerging Markets Value Fund

in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI Emerging Markets Index with net dividends captures large and mid cap representation of emerging market countries.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

One cannot invest directly in an index.

The Brandes Emerging Markets Value Fund is distributed by ALPS Distributors, Inc.

Brandes Emerging Markets Value Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Emerging Markets Value Fund – Class I from March 31, 2013 to March 31, 2023 with the value of such an investment in the MSCI Emerging Markets Index for the same period.

Value of $100,000 Investment vs MSCI

Emerging Markets Index (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2023(1)
	One	Three	Five	Ten	Since
	Year	Years	Years	Years	Inception(2)
Brandes Emerging Markets Value Fund
Class A	2.06%	9.60%	-2.94%	0.13%	5.74%
Class A (with maximum sales charge)	-3.81%	7.46%	-4.08%	-0.46%	5.51%
Class C(3)	1.36%	8.97%	-3.58%	-0.46%	N/A
Class C (3) (with maximum sales charge)	0.36%	8.97%	-3.58%	-0.46%	N/A
Class I	2.42%	9.85%	-2.72%	0.37%	5.97%
Class R6(4)	2.43%	9.96%	-2.61%	0.48%	6.05%
MSCI Emerging Markets Index	-10.70%	7.83%	-0.91%	2.00%	5.26%

(1)

Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Emerging Markets Value Fund. The performance information shown for the Class I shares for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 31, 2011 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in

Brandes Emerging Markets Value Fund

the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

(2)	The inception date is August 20, 1996.

(3)

Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. The Class C shares’ average annual total return for the 10-year period assumes that Class C shares automatically converted to Class A shares 8 years after the start of the period. The Class C shares’ average annual total return for the since inception period cannot be calculated as the Class A shares did not yet exist 8 years after the Fund’s inception date.

(4)	Performance shown prior to July 11, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

March 31, 2023 (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC.

Brandes International Small Cap Equity Fund

Dear Fellow Investor,

The net asset value of the Brandes International Small Cap Equity Fund (Class I Shares) advanced 38.33% in the six months ended March 31, 2023. During the same period, the S&P Developed Ex-U.S. SmallCap Index advanced 23.76%.

Holdings in Latin America helped performance, led by Mexico-based cement company Cemex and real estate investment trust Fibra Uno, Chilean electric utility Enel Chile, and Brazilian regional jet manufacturer Embraer. Luxembourg-domiciled telecom firm Millicom International, which operates entirely in Latin America, also aided returns.

Embraer posted solid results for the fourth quarter of 2022, with revenue and free cash flow ahead of consensus and operating margin improving sequentially across segments. The company provided increased guidance for aircraft deliveries in 2023 in both the commercial and executive divisions. Moreover, one of its competitors announced it had officially shut down its next-generation commercial regional jet program, which could leave Embraer to be the primary supplier in this market.

Similarly, Cemex benefited from an enhanced outlook for 2023, with pricing remaining robust and management optimistic on growth in the industrial and commercial sectors.

Other contributors included U.K.-based retailers J Sainsbury and Marks and Spencer. Additionally, industrial firm Rolls-Royce, also based in the U.K., continued to recover from the downturn in demand for long-haul air travel. The company reported improved operating results and has been awarded with new contracts over the last several months, strengthening expectations for free-cash-flow generation.

From a sector perspective, holdings in industrials, consumer staples, real estate, and communication services drove returns.

The largest detractors from performance were U.K.-based banknotes printing company De La Rue, Israel-based Taro Pharmaceuticals, and Canadian household durables company Dorel Industries.

Dorel Industries declined on disappointing results for the fourth quarter of 2022 amid lower sales in its juvenile products and home furnishing divisions. The company has started implementing measures to cut costs and reduce inventories, which should help earnings going forward.

While most of the Fund’s holdings in Japan performed well, electrical equipment firm Futaba Corporation declined in the period.

Select Portfolio Activity

The small-cap investment committee initiated a position in Brazilian electric utility Neoenergia and Spain-based biopharmaceutical company Grifols. Meanwhile,

Past performance is not a guarantee of future results.

Brandes International Small Cap Equity Fund

divested positions included Japanese bank Concordia Financial Group, Turkey-based food products company Ulker Biskuvi Sanayi and Italian bank Credito Emiliano.

Neoenergia is Brazil’s second-largest distribution utility that derives more than 80% of operating profits from its regulated distribution and transmission networks. Based on our analysis, the company is a high-quality operator with an efficient cost structure, allowing it to outperform regulatory returns. It has a large presence in Brazil’s Northeast region, where per capita electricity consumption is below the country’s average and the concessions offer above-average expansion opportunities to enlarge the regulatory asset base. The combination of organic growth opportunities and efficient operations in its core regulated networks has proven to be a powerful driver of sustainable shareholder value creation and earnings growth for Neoenergia.

In our view, investor concerns, including capital allocation risk, temporarily elevated leverage (a function of peak-growth capital expenditure), and corporate governance have driven down Neoenergia’s market price more than is warranted. We see attractive upside from the potential for continued EBITDA growth driven by inflation-protected revenues, efficient investments in the regulatory asset base, and the start-up of new transmission lines and renewable energy projects. The completion of these projects should improve Neoenergia’s leverage ratios and cash flows, and potentially enable the company to adopt a higher dividend payout above the minimum level presently. Overall, we believe the stock offers an opportunity to invest in what we consider an undervalued company with an attractive earnings growth profile.

Grifols develops, manufactures, and distributes biological medicines derived from blood plasma. Processing blood plasma is a capital intensive and highly regulated industry that is an oligopoly comprised of three vertically integrated players (including Grifols). The industry enjoys attractive long-term growth prospects because an aging patient population and the chronic nature of most illnesses treated by the drugs have resulted in a stable demand.

Grifols has been materially affected by COVID-19 as initial shelter-in place orders and government financial support to individuals led to a significant drop in plasma collection in 2020 and 2021. While plasma collections are recovering, we believe the resulting impact to Grifols’ financial results should not be expected to be seen until next year because plasma-derived products require a six-month quarantine before they can be sold. Additionally, in anticipation of an increase in long-term demand for blood plasma-derived products, Grifols has been ramping up its spending to build more collection centers, which has hurt its short-term results and increased its balance sheet leverage. Longer-term, we believe Grifols offers an attractive opportunity given the likelihood of blood-plasma supply recovery and the potential improvement of the company’s margins and earnings from today’s depressed levels.

Brandes International Small Cap Equity Fund

Looking Forward

The positioning of the portfolio did not change materially during the period. As of March 31, 2023, the Brandes International Small Cap Equity Fund held its key overweights to consumer staples, communication services, health care, and financials, while maintaining significant underweights to technology, consumer discretionary, and materials. We continued to have overweight positions in Ireland, the U.K., Hong Kong, and emerging markets, and underweight positions in Canada, Australia, Switzerland, and Japan.

Given the volatility and headlines surrounding the financials sector globally, we believe it is important to mention our exposure. At quarter end, the Fund had a higher allocation to financials than the benchmark’s 11.65% weighting. Our financials research team and investment committee have been meeting frequently as they monitored ongoing developments. We have been updating our valuation and risk exposure analysis across a variety of financials holdings and have been in contact with several global financial companies via email, phone, and in-person meetings at financial conferences. We believe the risk of permanent, fundamental impairment stemming from issues like those faced by Silicon Valley Bank and other struggling banks remains low for the financial institutions we own specifically within the Fund.

We continue to believe the portfolio’s current positioning offers an attractive opportunity for long-term investors and remain optimistic about its prospects.

Sincerely yours,

The Brandes Small-Cap Investment Committee

Brandes Investment Trust

Cash Flow: The amount of cash generated minus the amount of cash used by a company in a given period.

EBITDA: Earnings Before Interest, Taxes, Depreciation and Amortization.

Free Cash Flow: Total cash flow from operations less capital expenditures.

Operating Margin: Operating income divided by net sales; used to measure a company’s operating efficiency.

Past performance is not a guarantee of future results.

Diversification does not assure a profit or protect against a loss.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country

Brandes International Small Cap Equity Fund

markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The S&P Developed Ex-U.S. SmallCap Index with net dividends measures the equity performance of small-capitalization companies from developed markets excluding the United States.

One cannot invest directly in an index.

The Brandes International Small Cap Equity Fund is distributed by ALPS Distributors, Inc.

Brandes International Small Cap Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Small Cap Fund – Class I from March 31, 2013 to March 31, 2023 with the value of such an investment in the S&P Developed Ex-U.S. SmallCap Index for the same period.

Value of $100,000 Investment vs S&P Developed

Ex-U.S. SmallCap Index (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2023(1)
	One	Three	Five	Ten	Since
	Year	Years	Years	Years	Inception(2)
Brandes International Small Cap Equity Fund
Class A	10.47%	21.54%	2.35%	5.18%	8.27%
Class A (with maximum sales charge)	4.12%	19.16%	1.14%	4.55%	8.03%
Class C(3)	9.78%	20.88%	1.72%	4.56%	N/A
Class C (3) (with maximum sales charge)	8.78%	20.88%	1.72%	4.56%	N/A
Class I	10.86%	21.77%	2.58%	5.41%	8.52%
Class R6(4)	11.03%	21.91%	2.71%	5.51%	8.60%
S&P Developed Ex-U.S. SmallCap Index	-9.38%	13.21%	1.02%	5.43%	6.06%

(1)

Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes International Small Cap Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC.

Brandes International Small Cap Equity Fund

The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

(2)	The inception date is August 19, 1996.

(3)

Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. The Class C shares’ average annual total return for the 10-year period assumes that Class C shares automatically converted to Class A shares 8 years after the start of the period. The Class C shares’ average annual total return for the since inception period cannot be calculated as the Class A shares did not yet exist 8 years after the Fund’s inception date.

(4)	Performance shown prior to June 27, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

March 31, 2023 (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC.

Brandes Small Cap Value Fund

Dear Fellow Investor,

The net asset value of the Brandes Small Cap Value Fund (Class I Shares) rose 23.52% in the six months ended March 31, 2023. During the same period, the Russell 2000 Index increased 9.14%.

Holdings in industrials drove returns, led by aerospace and defense companies Embraer, Moog, and Park Aerospace, as well as machinery firm Graham Corporation and commercial furnishing business Kimball International.

Embraer posted solid results for the fourth quarter of 2022, with revenue and free cash flow ahead of consensus and operating margin improving sequentially across segments. The company provided increased guidance for aircraft deliveries in 2023 in both the commercial and executive divisions. Moreover, one of its competitors announced it had officially shut down its next-generation commercial regional jet program, which could leave Embraer to be the primary supplier in this market.

In early March, Kimball International agreed to be acquired by office furnishing company HNI in a transaction valued at $485 million. Kimball’s share price increased over 80% on the news and we divested our position.

Other notable performers included insurers National Western Life Group and Crawford & Company, as well as surveillance and security company Arlo Technologies. Arlo Technologies rallied on fourth quarter 2022 results and a revenue forecast for the first quarter of 2023 that exceeded sell-side estimates.

The largest detractors from performance included U.S. health care equipment & supplies company LENSAR and holdings in the consumer discretionary sector, namely Hanesbrands and Dorel Industries.

Dorel Industries declined on disappointing results for the fourth quarter of 2022 due to lower sales in its juvenile products and home furnishing divisions. The company has started implementing measures to cut costs and reduce inventories, which should help earnings going forward.

In the first quarter of 2023, the failure of two crypto-related banks and the heavily venture-concentrated Silicon Valley Bank (SVB) triggered concerns about deposit outflows and longer-duration investments held at other small and regional banks. This backdrop negatively affected the share price of Eagle Bancorp Montana.

Amid the concern and negativity in the broad financials sector, our research team and investment committee met frequently as they monitored ongoing developments, updated our valuation estimates, and evaluated risk exposures of our current holdings as well as potential opportunities. As a result of our analysis, we made a decision to sell our position in ACNB Corporation given the shift in its risk profile.

Past performance is not a guarantee of future results.

Brandes Small Cap Value Fund

Select Portfolio Activity

During the period, the small cap investment committee initiated positions in Elanco Animal Health and Eagle Bancorp Montana, while divesting from machinery firm Miller Industries, homebuilders Taylor Morrison Home (TMHC) and M.D.C. Holdings, as well as the aforementioned Kimball International and ACNB Corporation.

Elanco Animal Health was spun out of Eli Lilly in September 2018. Through a series of acquisitions, most recently Bayer Animal Health in 2020, Elanco has become a global animal health business with a diversified product portfolio that includes medicinal feed, parasiticides (flea and tick products), vaccines, and other therapeutic drugs. The firm is now the world’s second-largest animal health care company by sales and has a 55/45 revenue split between the U.S. and international markets.

While the integration of Bayer Animal Health has been going well, we believe its overhang, coupled with slower revenue growth in recent years, has created the opportunity to invest in Elanco. Key factors that underlie our investment thesis include:

•  Mid-single digit potential growth throughout the industry stemming from a global increase in protein consumption and pet ownership;

•  Stable sales due to the strong brand name, diverse portfolio, and lack of patent cliffs;

•  Likelihood of profit margin expansion from streamlining manufacturing, research and development (R&D), and procurement;

•  Less expensive and shorter-duration R&D with a higher probability of success compared to human pharmaceuticals;

•  Potential for continued financial deleveraging.

At current valuations, we believe the stock represents an appealing risk/reward tradeoff.

In the roughly 15 years since the Global Financial Crisis, the Fund’s portfolio had always owned at least one homebuilder. Over time, the Fund’s allocation to and selection of homebuilder holdings has changed based on company-specific execution, regional differences in activity and market perception. However, following the sale of TMHC and M.D.C. Holdings, the Fund no longer has exposure to homebuilders.

TMHC was first added to the portfolio in 2017. The company completed its initial public offering in 2013 and subsequently restructured its operations through a series of acquisitions and divestitures. TMHC’s footprint in the southwest, Texas and the southeast underpinned its recovery as those regions continued to have faster-than-average population growth. When TMHC was first purchased, the U.S. housing market was still recovering and was approaching our estimate of normal cyclically adjusted housing starts. Additionally, TMHC had built an inventory of land at low prices due to the slow recovery of the sector and had exited its Canadian housing

Brandes Small Cap Value Fund

construction business. These factors, along with what we considered a discounted market valuation, made TMHC an attractive investment opportunity.

The pandemic initially resulted in a slowdown in housing activity, but that situation quickly reversed and the housing market became turbocharged as a result of low interest rates and increased demand for single family homes. TMHC now screens as a traditional value stock. The company trades at low valuation multiples measured on price-to-earnings and price-to-book-value metrics. New housing starts in the U.S. are close to what we consider to be normal. Despite these positive characteristics, the risks of slowing demand and the potential for asset impairment from inflated land values threatened to overwhelm these apparent advantages, in our view.

In years past, steeply discounted market valuations have more than compensated the portfolio for holding a homebuilder while heading into a housing slowdown. While the housing market recovery from the Global Financial Crisis was not a straight-line recovery—nor did we ever expect it to be—current market valuations do not offer the discount we need to “wait it out” as we have done in the past.

Looking Forward

As of March 31, 2023, the Fund’s largest sector allocations were in industrials and health care. Our most significant underweights were in financials, consumer discretionary, and utilities. Given concerns about inflation and a weakening economic environment, we have remained careful about our exposure to companies that could be hurt by continued inflation or those with significant balance sheet leverage.

A variety of headwinds face stocks today: for example, elevated inflation and/or potentially increasing interest rates, slowing economic growth and recession concerns, energy risk, and political and regulatory risks, to name a few. We believe that at today’s valuations, value stocks—and our portfolio in particular—offer an attractive long-term opportunity. It’s important to remember that our overall positioning is driven from the bottom up, on a company-by-company basis, with a focus on the long term. We take into account many of the economic concerns noted above when we are evaluating a potential investment, estimating the impact they may have on each investment’s intrinsic value.

We believe the differences between the Brandes Small Cap Value Fund and the broader U.S. small cap market continue to make the Fund an attractive complement to more index-like or growth-oriented alternatives. We remain excited about the portfolio’s future potential.

Sincerely yours,

The Brandes Small-Cap Investment Committee

Brandes Investment Trust

Cash Flow: The amount of cash generated minus the amount of cash used by a company in a given period.

Brandes Small Cap Value Fund

Free Cash Flow: Total cash flow from operations less capital expenditures.

Operating Margin: Operating income divided by net sales; used to measure a company’s operating efficiency.

Price/Book: Price per share divided by book value per share.

Price/Earnings: Price per share divided by earnings per share.

Profit Margin: Net income divided by revenues.

Past performance is not a guarantee of future results.

Diversification does not assure a profit or protect against a loss.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Russell 2000 Index with gross dividends measures the performance of the small cap segment of the U.S. equity universe.

One cannot invest directly in an index.

The Brandes Small Cap Value Fund is distributed by ALPS Distributors, Inc.

Brandes Small Cap Value Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Small Cap Value Fund – Class I from March 31, 2013 to March 31, 2023 with the value of such an investment in the Russell 2000 Total Return Index and Russell 2000 Value Total Return Index for the same period.

Value of $100,000 Investment vs Russell 2000 Total

Return Index & Russell 2000 Value Total

Return Index (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2023(2)
	One	Three	Five	Ten	Since
	Year	Years	Years	Years	Inception(1)
Brandes Small Cap Value Fund
Class A	0.14%	25.85%	9.71%	9.98%	7.40%
Class A (with maximum sales charge)	-5.60%	23.40%	8.42%	9.33%	7.15%
Class I	0.35%	26.19%	10.01%	10.28%	7.68%
Class R6(3)	0.47%	26.62%	8.70%	9.66%	7.44%
Russell 2000 Total Return Index	-11.61%	17.51%	4.71%	8.04%	6.96%
Russell 2000 Value Total Return Index	-12.96%	21.01%	4.55%	7.22%	7.59%

(1)	The inception date is September 30, 1997.

(2)

Prior to January 2, 2018, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Small Cap Value Fund. The performance information shown for the Class I shares for periods before January 2, 2018 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 2, 2018 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC.

Brandes Small Cap Value Fund

The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares.

(3)

Performance shown prior to January 2, 2018 for Class R6 shares reflects the performance of Class I shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

March 31, 2023 (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC.

Brandes U.S. Value Fund

Dear Fellow Investor,

The net asset value of the Brandes U.S. Value Fund (Class I Shares) advanced 15.64% in the six months ended March 31, 2023. During the same period, the Russell 1000 Value Index advanced 13.55%.

Select technology-related holdings helped returns, including Micron Technology, Applied Materials, Open Text, and Alphabet.. Micron saw its share price rise despite releasing widely expected weak financial results as the market became more optimistic that we are nearing the bottom of the current memory products cycle.

Other contributors included media companies Omnicom and Comcast, as well as energy equipment and services business Halliburton. Additionally, global shipping and distribution firm FedEx increased after it released positive financial results which showed it had successfully cut costs.

Amid the downfall of two crypto-related banks, and the heavily venture-concentrated Silicon Valley Bank, and concerns about deposit outflows and longer-duration investments held at other small and regional banks, our holdings in PNC and Truist declined.

With the concern and negativity in the broad financials sector, our research team and investment committee met frequently as they monitored ongoing developments, updated our valuation estimates, and evaluated risk exposures of our current holdings as well as potential opportunities. As a result of our analysis, we re-allocated across some of our financials holdings, favoring money center and trust banks given their attractive valuations and what we consider lower relative risk exposures compared to regional banks.

Other detractors included several health care holdings such as Cigna, Pfizer, and CVS Health. As the health care providers and services declined in the period, our overweight to the industry hurt relative performance.

Select Portfolio Activity

During the period, the investment committee initiated a position in France-based pharmaceutical firm Sanofi and divested the Fund’s position in U.S.-based Taylor Morrison Home Corp (TMHC).

TMHC was first added to our Fund just over five years ago. The company completed its initial public offering in 2013 and subsequently restructured its operations through a series of acquisitions and divestitures. TMHC’s footprint in the Southwest, Texas, and the Southeast underpinned its recovery as those regions continued to have faster than average population growth. When we first purchased TMHC, the U.S. housing market was still in the process of recovering to our estimate of normal cyclically adjusted housing starts. Additionally, TMHC built an inventory of land at low prices due to the slow recovery of the sector and had recently exited the Canadian housing construction

Past performance is not a guarantee of future results.

Brandes U.S. Value Fund

business. These factors, along with what we considered a discounted market valuation, made TMHC an attractive investment opportunity.

While the pandemic initially resulted in a slowdown in housing activity, it soon reversed course and the housing market became turbocharged with low interest rates and increased demand for single family homes. Today, TMHC still screens as a traditional value stock and trades at low valuation multiples measured both on price-to-earnings and price-to-book-value metrics. New housing starts in the U.S. are close to what we consider to be normal. However, despite these positive characteristics, the risks of slowing demand and the potential for asset impairment from inflated land values threaten to overwhelm the upside potential. Consequently, the investment committee sold TMHC as it approached our estimate of its intrinsic value.

Looking Forward

As of March 31, 2023, the Fund’s largest overweight positions remained in the economically sensitive financials sector, albeit heavily weighted to large money center and trust banks, and the more defensive health care sector. Relative to the Russell 1000 Value Index, we were also significantly overweight technology companies as the sector only accounted for approximately 8% of the index (vs. approximately 25% of the broader Russell 1000 Index).

Our most significant underweights were in consumer staples, utilities, and real estate. These sectors generally appear expensive as, from our perspective, investors are overpaying for perceived defensiveness amid an expected economic downturn. We continue to be careful with our exposure to companies that may be hurt by elevated inflation or those with balance sheet leverage, and instead seek value in the traditionally defensive health care sector.

While a variety of headwinds face stocks today (e.g., elevated inflation and/or potentially increasing interest rates, slowing economic growth and recession concerns, commodity price volatility, and political and regulatory risks (just to name a few)), we believe that at today’s valuations, value stocks—and the Fund’s portfolio in particular—offer an attractive long-term opportunity. It’s important to remember that our overall positioning is driven from the bottom up, on a company-by-company basis with a focus on long-term fundamentals. We take into account the economic concerns noted above when we are evaluating a potential investment, estimating the impact they may have on each investment’s intrinsic value.

U.S. value stocks (MSCI USA Value) continue to trade in the cheapest quintile relative to growth stocks (MSCI USA Growth) across a variety of valuation metrics (e.g., price/earnings, price/cash flow, enterprise value/sales). The discounts at today’s levels have often portended attractive returns over a long-term time horizon for U.S. value stocks, and the strategy has a historical tendency to do well when value stocks do well.

Brandes U.S. Value Fund

We believe the differences between the Brandes U.S. Value Fund and the broader U.S. market continue to make the Fund an attractive complement to more index-like or growth-oriented alternatives. We remain excited about the Fund’s future potential.

Sincerely yours,

The Brandes Global Large-Cap Investment Committee

Brandes Investment Trust

Cash Flow: The amount of cash generated minus the amount of cash used by a company in a given period.

Enterprise Value: Market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Enterprise Value/Sales: Compares the enterprise value of a company to its annual sales.

Price/Book: Price per share divided by book value per share.

Price/Cash Flow: Price per share divided by cash flow per share.

Price/Earnings: Price per share divided by earnings per share.

Past performance is not a guarantee of future results.

Diversification does not assure a profit or protect against a loss.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Russell 1000 Value Index with gross dividends measures performance of the large cap segment of the U.S. equity universe. Securities are categorized as growth or value

Brandes U.S. Value Fund

based on their relative book-to-price ratios, historical sales growth, and expected earnings growth.

The Russell 1000 Index with gross dividends measures performance of the large cap segment of the U.S. equity universe.

The MSCI USA Value Index captures large and mid cap U.S. securities exhibiting overall value style characteristics, defined using book value to price, 12-month forward earnings to price, and dividend yield.

The MSCI USA Growth Index captures large and mid cap U.S. securities exhibiting overall growth style characteristics, defined using long-term forward earnings per share (EPS) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

One cannot invest directly in an index.

The Brandes U.S. Value Fund is distributed by ALPS Distributors, Inc.

Brandes U.S. Value Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes U.S. Value Fund – Class I from October 1, 2021 to March 31, 2023 with the value of such an investment in the Russell 1000 Total Return Index and Russell 1000 Value Total Return Index for the same period.

Value of $100,000 Investment vs Russell 1000 Total

Return Index & Russell 1000 Value Total

Return Index (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2023
	One Year	Since Inception(1)
Brandes U.S. Value Fund
Class A	-3.80%	1.54%
Class A (with maximum sales charge)	-9.29%	-2.40%
Class I	-3.52%	1.60%
Class R6	-3.41%	1.69%
Russell 1000 Total Return	-8.39%	-3.83%
Russell 1000 Value Total Return	-5.91%	-0.40%

(1)	The inception date is October 1, 2021.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Brandes

Brandes U.S. Value Fund

Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

March 31, 2023 (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC.

Brandes Core Plus Fixed Income Fund

Dear Fellow Investor,

In the six months ended March 31, 2023, the Brandes Core Plus Fixed Income Fund (Class I Shares) increased 5.39%, while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, increased 4.89%.

The fixed income market experienced considerable volatility in interest rates during the first quarter of 2023. Economic reports largely confirmed the continued resilience of the U.S. economy, while inflation figures were hotter than expected. Continued hawkish central bank commentary early in the quarter lifted the 10-year U.S. Treasury bond yield from a January low of 3.50% to a high of 4.06% later that month. Market sentiment changed again in early March with the failure of Silicon Valley Bank (SVB). This led to a mini crisis of confidence in other regional banks, as well as in Credit Suisse and the broader financial system causing U.S. Treasury yields to decline meaningfully into the end of the quarter.

At quarter-end, the market expectation was for the Fed (Federal Reserve Bank) to lower the fed funds rate by nearly 75 basis points by year-end. However, not a single Fed governor has projected a lower fed funds rate this year, suggesting that the bar for easing policy remains high in the minds of Fed officials.

We’ve talked repeatedly over the past year about the push and pull between the market and the Fed. After experiencing two months when the market seemed finally to have bought into the Fed’s guidance, we find ourselves once again with a meaningful disconnect between the market’s expectations for Fed policy and the Fed’s formal guidance for the balance of the year.

Based on its price action, the interest rate market seems to assume that slowing growth and a potential recession will be sufficient for the Fed to win the fight against inflation, bringing it down to its stated target of 2%, from its latest measurement of around 6%. However, inflation in the important services sector has shown scant evidence of slowing.

Looking back to the 1970s the U.S. economy experienced “stagflation”: a period of recession and elevated inflation. One school of thought holds that it was the Fed’s expansionary monetary policy at the time that was to blame. If that lesson has been learned, then it may be premature to expect that an imminent recessionary environment would or should trigger a Fed pivot to an accommodative stance.

Outside of the impacted financial sectors, credit markets (and indeed equities overall) seemed to take the interest rate gyrations in their stride. Credit yield spreads were modestly wider, while the broad equity indices posted positive performance. Overall, financial markets appear to want to experience all the pleasure of a Fed pivot to policy easing while ignoring the root causes of potential economic pain that would justify that more accommodative stance.

Past Performance is not a guarantee of future results.

Brandes Core Plus Fixed Income Fund

Select Portfolio Activity

Fund activity was modest during the six months ending March 31, 2023. Late in February as the 10-year U.S. Treasury yield was near its short-term high of around 4.0%, we used the opportunity to adjust the duration of the Fund upwards by approximately 5% -moving the duration relative to the benchmark from 80% to 85%.

Towards the end of the first quarter, amidst the volatility in bank credit spreads the Fund added to existing holdings in Bank of America Corp (4.45% coupon, maturing 3/3/26, rated Baa1/BBB+), and Citigroup (4.40% coupon, maturing 6/10/25, rated Baa2/BBB).

In the fourth quarter 2022, the Fund added new positions in Expedia Group (3.25% coupon, maturing 2/15/30, rated Baa3/BBB-), and Carnival Corp. (2nd lien issue, 9.875% coupon, maturing 8/1/27, rated B1/BB-).

While there were no outright sales, the Fund did experience a full call of our JPMorgan floating rate note, which had been a holding for a long period.

Outlook

A key question for the market is whether the failure of SVB was an example of idiosyncratic risk or was it the tip of an iceberg, signaling more systemic risks.

Now that SVB’s business model has been exposed publicly, its strategy appears frankly to have been absurd, in our view. Ramp up deposits in a parabolic fashion primarily from technology companies that tend to move cash in sync and with terrifying speed (so much for diversification). Then invest in long duration bonds while interest rates are at historic lows (so much for asset-liability matching). Finally, avoid hedging the interest rate risk, presumably because everyone knows that higher inflation is transitory, ensuring an environment of permanently low rates (so much for risk management).

Thankfully the broader banking system appears to be in better shape. The largest banks have more diversified deposit bases and bigger capital buffers. Households and businesses are in better shape than in the last banking crisis, and there does not appear to be a housing bubble like we experienced in 2008—inflated back then by opaque, complex, and illiquid financial instruments.

Fed officials have sought to further calm markets by guaranteeing deposits at SVB and floating the idea of guaranteeing all deposits across the banking system. The potential unintended consequences from the Fed and the federal government throwing a lifeline to the financial system in times of crisis remains an issue for the market as we move forward. One thing that is evident over the past 15 years of easy money is that when the financial world feels safer, investors appear to get lulled into complacency and hence extend their risk tolerances.

We have emphasized in recent commentaries our belief that markets are transitioning back to an environment where fundamental research and individual security selection are at a premium. We are leaving behind an extended period where less emphasis was

Brandes Core Plus Fixed Income Fund

placed on credit specific fundamentals because the unprecedentedly accommodative macro policies overwhelmed fundamentals and largely ensured that everything worked.

We witnessed examples of this transition in the performance of several regional bank bonds, but nowhere was it more evident than the price action in Credit Suisse AT1 bonds. These Credit Suisse bonds had a little-known provision in the bond indenture that allowed them to be wiped out before common equity in the event of a corporate restructuring. This caught the market off guard since bonds typically only bear losses in a restructuring after common and preferred equity are wiped out. The practical impact was that the prices of this class of Credit Suisse bonds – with nearly $7.5 billion outstanding - declined by over 90% in March.

The takeaway in our view is that deep, measured, fundamental research is essential as we move forward in an environment where idiosyncratic risks appear to be on the rise.

For a considerable period now, we have attempted to tilt the Brandes Core Plus Fixed Income Fund into what we believe is a defensive posture in order to mitigate some of the potential detrimental impact of rising interest rates and widening yield spreads. We believe that this remains a risk. Accordingly, the Fund continues to favor shorter-maturity corporate bonds and those that we believe exhibit strong, tangible asset coverage. While we made a modest extension to duration in the quarter, we are still managing duration toward the shorter end of our duration-controlled range. We have a meaningful allocation to U.S. Treasuries and if recent market uncertainty and volatility continue to cause credit fundamentals to become mispriced relative to our estimates of intrinsic value, then we will look to redeploy some of those Treasury holdings thoughtfully and effectively to take advantage of opportunities.

We remain underweight agency mortgage-backed securities.

As we move forward, we believe prudence dictates that we continue our search for value in a measured and deliberate manner while continuing to tilt the Fund to what we believe is a relatively defensive posture.

We remain optimistic about the prospects for the Brandes Core Plus Fixed Income Fund.

Sincerely yours,

The Brandes Fixed Income Investment Committee

Brandes Investment Trust

Asset Coverage: Measures how well a company can repay its debts by selling or liquidating its assets.

Basis Point (BPS): 1/100 of 1%.

Cash Flow: The amount of cash generated minus the amount of cash used by a company in a given period.

Brandes Core Plus Fixed Income Fund

Coupon: The annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

Credit Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Floating Rate: A debt instrument that does not have a fixed rate of interest over the life of the instrument.

Idiosyncratic Risk: The risk that is endemic to a particular asset and not a whole investment portfolio.

Systemic Risk: The risk Inherent to the entire market or market segment.

Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Yield Spread: The net difference between two interest-bearing instruments of varying maturities, credit ratings, issuer or risk level.

Past Performance is not a guarantee of future results.

Diversification does not assure a profit or protect against a loss in a declining market.

Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general bond market and economic conditions. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.

As with most fixed income funds, the income on and value of your shares in the fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness than higher grade debt. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Brandes Core Plus Fixed Income Fund

Bond credit ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization. All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change.

Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.

One cannot invest directly in an index.

The Brandes Core Plus Fixed Income Fund is distributed by ALPS Distributors, Inc.

Brandes Core Plus Fixed Income Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Core Plus Fixed Income Fund – Class I from March 31, 2013 to March 31, 2023 with the value of such an investment in the Bloomberg U.S. Aggregate Bond Index for the same period.

Value of $100,000 Investment vs Bloomberg

U.S. Aggregate Bond Index (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2023
	One	Three	Five	Ten	Since
	Year	Years	Years	Years	Inception(1)
Brandes Core Plus Fixed Income Fund
Class A(2)	-2.63%	-1.28%	0.93%	1.27%	2.57%
Class A (2) (with maximum sales charge)	-6.27%	-2.53%	0.16%	0.89%	2.32%
Class I	-2.38%	-1.05%	1.17%	1.55%	2.87%
Class R6(2)	-1.72%	-0.03%	2.06%	2.07%	3.23%
Bloomberg Barclays U.S. Aggregate Bond Index	-4.78%	-2.77%	0.91%	1.36%	2.83%

(1)	The inception date is December 28, 2007.

(2)

Performance shown prior to January 31, 2013 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to October 10, 2017 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the

Brandes Core Plus Fixed Income Fund

performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Asset Allocation as a Percentage of Total Investments as of

March 31, 2023 (Unaudited)

Brandes Investment Trust

Expense Example (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 01, 2022 to March 31, 2023 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from each Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class A
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
International Equity Fund	$1,000.00	$1,353.50	1.14%	$6.69R
Global Equity Fund	$1,000.00	$1,259.10	1.25%	$7.04R
Emerging Markets Value Fund	$1,000.00	$1,275.30	1.36%	$7.71R
International Small Cap Fund	$1,000.00	$1,381.90	1.38%	$8.20R
Small Cap Value Fund	$1,000.00	$1,233.70	1.15%	$6.40R
U.S. Value Fund	$1,000.00	$1,154.70	0.95%	$5.10R
Core Plus Fixed Income Fund	$1,000.00	$1,053.20	0.50%	$2.56R

	Class C
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
International Equity Fund	$1,000.00	$1,349.40	1.89%	$11.07R
Global Equity Fund	$1,000.00	$1,254.40	2.00%	$11.24R
Emerging Markets Value Fund	$1,000.00	$1,271.30	2.11%	$11.95R
International Small Cap Fund	$1,000.00	$1,376.30	2.13%	$12.62R

Brandes Investment Trust

	Class I
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
International Equity Fund	$1,000.00	$1,355.90	0.85%	$4.99R
Global Equity Fund	$1,000.00	$1,260.60	1.00%	$5.64R
Emerging Markets Value Fund	$1,000.00	$1,276.80	1.12%	$6.36R
International Small Cap Fund	$1,000.00	$1,383.30	1.15%	$6.83R
Small Cap Value Fund	$1,000.00	$1,235.20	0.90%	$5.02R
U.S. Value Fund	$1,000.00	$1,156.40	0.70%	$3.76R
Core Plus Fixed Income Fund	$1,000.00	$1,053.90	0.30%	$1.54R

	Class R6
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
International Equity Fund	$1,000.00	$1,356.30	0.75%	$4.41R
Emerging Markets Value Fund	$1,000.00	$1,278.30	0.97%	$5.51R
International Small Cap Fund	$1,000.00	$1,385.40	1.00%	$5.95R
Small Cap Value Fund	$1,000.00	$1,236.60	0.72%	$4.01R
U.S. Value Fund	$1,000.00	$1,157.20	0.60%	$3.23R
Core Plus Fixed Income Fund	$1,000.00	$1,055.90	0.30%	$1.54R

R	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half-year period).

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchase and sales of Fund shares. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brandes Investment Trust

	Class A
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
International Equity Fund	$1,000.00	$1,019.25	1.14%	$5.74R
Global Equity Fund	$1,000.00	$1,018.70	1.25%	$6.29R
Emerging Markets Value Fund	$1,000.00	$1,018.15	1.36%	$6.84R
International Small Cap Fund	$1,000.00	$1,018.05	1.38%	$6.94R
Small Cap Value Fund	$1,000.00	$1,019.20	1.15%	$5.79R
U.S. Value Fund	$1,000.00	$1,020.19	0.95%	$4.78R
Core Plus Fixed Income Fund	$1,000.00	$1,022.44	0.50%	$2.52R

	Class C
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
International Equity Fund	$1,000.00	$1,015.51	1.89%	$ 9.50R
Global Equity Fund	$1,000.00	$1,014.96	2.00%	$10.05R
Emerging Markets Value Fund	$1,000.00	$1,014.41	2.11%	$10.60R
International Small Cap Fund	$1,000.00	$1,014.31	2.13%	$10.70R

	Class I
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
International Equity Fund	$1,000.00	$1,020.69	0.85%	$4.28R
Global Equity Fund	$1,000.00	$1,019.95	1.00%	$5.04R
Emerging Markets Value Fund	$1,000.00	$1,019.35	1.12%	$5.64R
International Small Cap Fund	$1,000.00	$1,019.20	1.15%	$5.79R
Small Cap Value Fund	$1,000.00	$1,020.44	0.90%	$4.53R
U.S. Value Fund	$1,000.00	$1,021.44	0.70%	$3.53R
Core Plus Fixed Income Fund	$1,000.00	$1,023.44	0.30%	$1.51R

	Class R6
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
International Equity Fund	$1,000.00	$1,021.19	0.75%	$3.78R
Emerging Markets Value Fund	$1,000.00	$1,020.09	0.97%	$4.89R
International Small Cap Fund	$1,000.00	$1,019.95	1.00%	$5.04R
Small Cap Value Fund	$1,000.00	$1,021.34	0.72%	$3.63R
U.S. Value Fund	$1,000.00	$1,021.94	0.60%	$3.02R
Core Plus Fixed Income Fund	$1,000.00	$1,023.44	0.30%	$1.51R

R	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half-year period).

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited)

Shares		Value

COMMON STOCKS – 93.87%
Austria – 1.78%
332,751	Erste Group Bank AG	$11,023,831

Belgium – 1.58%
146,320	Anheuser-Busch InBev SA/NV	9,753,676

Brazil – 4.56%
2,365,900	Ambev SA(a)	6,689,096
929,953	Embraer SA Sponsored – ADR(a)	15,223,330
821,500	Telefonica Brasil SA	6,266,056

		28,178,482

China – 2.55%
1,242,000	Alibaba Group Holding Ltd.(a)	15,730,546

France – 16.11%
182,216	BNP Paribas SA	10,881,500
659,841	Carrefour SA	13,340,395
143,930	Danone SA	8,955,846
732,147	Engie SA	11,586,007
981,785	Orange SA	11,663,779
129,105	Publicis Groupe SA	10,077,910
105,304	Renault SA(a)	4,291,787
144,530	Sanofi	15,678,431
50,538	Societe BIC SA	3,187,814
167,175	TotalEnergies SE(b)	9,857,261

		99,520,730

Germany – 8.66%
306,888	Fresenius & Co. KGaA	8,286,974
220,998	HeidelbergCement AG	16,136,657
185,440	Henkel AG & Co. KGaA	13,490,160
123,377	SAP SE	15,578,880

		53,492,671

Hong Kong – 0.62%
11,842,000	First Pacific Co. Ltd.	3,805,910

Italy – 6.16%
405,246	Buzzi Unicem SpA	9,835,903
740,013	Eni SpA	10,320,495
4,928,692	Intesa Sanpaolo SpA	12,649,210
16,264,983	Telecom Italia SpA(a)	5,228,785

		38,034,393

Shares		Value

Japan – 13.44%
333,700	Honda Motor Co. Ltd.	$8,826,754
182,900	Makita Corp.	4,555,101
1,618,100	Mitsubishi UFJ Financial Group, Inc.	10,369,867
302,799	MS&AD Insurance Group Holdings, Inc.	9,384,007
1,129,700	Nissan Motor Co. Ltd.	4,275,450
148,100	SoftBank Group Corp.	5,822,332
230,200	Sumitomo Mitsui Trust Holdings, Inc.	7,908,747
194,900	Taisho Pharmaceutical Holdings Co. Ltd.	8,126,557
724,183	Takeda Pharmaceutical Co. Ltd.	23,784,750

		83,053,565

Mexico – 3.83%
2,151,753	Cemex SAB de CV Sponsored – ADR(a)	11,899,194
8,435,583	Fibra Uno Administracion SA de CV	11,782,665

		23,681,859

Netherlands – 2.41%
1,098,749	Aegon NV	4,717,104
553,317	Koninklijke Philips NV	10,162,716

		14,879,820

Russia – 0.00%
1,013,133	Mobile TeleSystems PJSC(c)	—

South Korea – 5.82%
134,352	Hana Financial Group, Inc.	4,207,767
46,655	Hyundai Mobis Co. Ltd.	7,748,917
116,902	KT&G Corp.	7,513,050
23,433	POSCO Holdings, Inc.	6,629,694
199,334	Samsung Electronics Co. Ltd.	9,857,258

		35,956,686

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited) (continued)

Shares		Value

Switzerland – 8.07%
162,124	Novartis AG Registered	$14,885,989
7,948	Swatch Group AG Bearer	2,737,218
186,895	Swatch Group AG Registered	11,850,372
71,409	Swiss Re AG	7,336,098
617,179	UBS Group AG Registered	13,060,002

		49,869,679

Taiwan – 1.48%
522,000	Taiwan Semiconductor Manufacturing Co. Ltd.	9,147,853

United Kingdom – 16.80%
3,360,103	Barclays Plc	6,047,868
797,526	GSK Plc	14,091,748
1,262,670	Haleon Plc	5,015,878
189,404	Imperial Brands Plc	4,355,474
2,926,760	J Sainsbury Plc	10,071,527
2,457,439	Kingfisher Plc	7,943,695

Shares		Value

3,588,578	Marks & Spencer Group Plc(a)	$7,403,185
8,413,703	Rolls-Royce Holdings Plc(a)	15,496,888
378,862	Shell Plc	10,797,038
3,061,784	Tesco Plc	10,037,853
1,052,347	WPP Plc	12,502,852

		103,764,006

TOTAL COMMON STOCKS (Cost $574,715,537)		$579,893,707

PREFERRED STOCKS – 2.97%

Brazil – 1.49%
1,993,700	Petroleo Brasileiro SA, 23.42%(d)	$9,224,174

Russia – 0.00%
21,512,699	Surgutneftegas PJSC, 2.03%(c),(d)	—

Spain – 1.48%
1,273,703	Grifols SA – Class B(a)	9,161,625

TOTAL PREFERRED STOCKS (Cost $36,469,637)		$18,385,799

	Shares	Value

SHORT-TERM INVESTMENTS – 2.38%

Money Market Funds — 2.38%
Northern Institutional Funds - Treasury Portfolio (Premier), 4.51%(e)	14,695,247	$14,695,247

TOTAL SHORT-TERM INVESTMENTS (Cost $14,695,247)		$14,695,247

Total Investments (Cost $625,880,421) – 99.22%		$612,974,753
Other Assets in Excess of Liabilities – 0.78%		4,788,091

TOTAL NET ASSETS – 100.00%		$617,762,844

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan. See Note 2 in the Notes to Financial Statements.
(c)	Level 3 asset.
(d)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(e)	The rate shown is the annualized seven day yield as of March 31, 2023.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2023

COMMON STOCKS
Aerospace & Defense	4.97%
Automobile Components	1.25%
Automobiles	2.81%
Banks	10.21%
Beverages	2.66%
Broadline Retail	2.55%
Capital Markets	2.11%
Commercial Services & Supplies	0.52%
Construction Materials	6.12%
Consumer Staples Distribution & Retail	6.61%
Diversified Real Estate Investment Trusts	1.91%
Diversified Telecommunication Services	3.76%
Food Products	2.07%
Health Care Equipment & Supplies	1.65%
Health Care Providers & Services	1.34%
Household Products	2.19%
Insurance	3.47%
Machinery	0.74%
Media	3.65%
Metals & Mining	1.07%
Multi-Utilities	1.87%
Oil, Gas & Consumable Fuels	5.02%
Personal Care Products	0.81%
Pharmaceuticals	12.39%
Semiconductors & Semiconductor Equipment	1.48%
Software	2.52%
Specialty Retail	1.29%
Technology Hardware, Storage & Peripherals	1.60%
Textiles, Apparel & Luxury Goods	2.36%
Tobacco	1.93%

Wireless Telecommunication Services	0.94%

TOTAL COMMON STOCKS	93.87%

PREFERRED STOCKS
Biotechnology	1.48%

Oil, Gas & Consumable Fuels	1.49%

TOTAL PREFERRED STOCKS	2.97%

SHORT-TERM INVESTMENTS	2.38%

TOTAL INVESTMENTS	99.22%

Other Assets in Excess of Liabilities	0.78%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC or were otherwise determined by the Advisor to

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2023 (continued)

be appropriate. This information is unaudited.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited)

Shares		Value

COMMON STOCKS – 98.36%

Austria – 2.35%

29,226	Erste Group Bank AG	$968,239

Brazil – 3.23%
165,300	Ambev SA(a)	467,352
151,020	Embraer SA(a)	619,461

14,876	Embraer SA Sponsored – ADR(a)	243,520

		1,330,333

China – 4.46%
66,600	Alibaba Group Holding Ltd.(a)	843,522
92,798	Gree Electric Appliances, Inc. of Zhuhai – Class A	495,275

551,000	Topsports International Holdings Ltd.	502,265

		1,841,062

France – 12.12%
25,380	Carrefour SA	513,123
7,374	Engie SA	116,691
26,700	Engie SA Registered Shares (Prime Fidelite 2019)(a)	422,520
836	Kering SA	545,430
11,043	Publicis Groupe SA	862,014
11,598	Sanofi	1,258,136
1,898	Schneider Electric SE	317,201
16,372	TotalEnergies SE	965,354

		5,000,469

Germany – 3.76%
11,826	HeidelbergCement AG	863,502
5,453	SAP SE	688,553

		1,552,055

Ireland – 0.73%
5,987	CRH Plc	302,429

Italy – 1.18%
35,038	Eni SpA	488,653

Japan – 0.85%
13,250	Honda Motor Co. Ltd.	350,478

Malaysia – 1.36%
531,300	Genting Berhad	562,355

Mexico – 1.80%
530,557	Fibra Uno Administracion SA de CV	741,072

Shares		Value

Singapore – 1.46%
24,200	DBS Group Holdings Ltd.	$601,654

South Korea – 4.36%
2,154	Hyundai Mobis Co. Ltd.	357,757
3,024	Hyundai Motor Co.	430,232
3,885	KT&G Corp.	249,681
15,353	Samsung Electronics Co. Ltd.	759,221

		1,796,891

Spain – 0.92%
24,747	Repsol SA	380,556

Switzerland – 2.72%
53,115	UBS Group AG Registered	1,123,956

Taiwan – 1.15%
27,000	Taiwan Semiconductor Manufacturing Co. Ltd.	473,165

United Kingdom – 13.23%
129,082	BP Plc	815,866
53,120	GSK Plc	938,595
35,315	Imperial Brands Plc	812,092
134,170	Kingfisher Plc	433,706
95,916	NatWest Group Plc	312,977
374,555	Rolls-Royce Holdings Plc(a)	689,879
13,119	Shell Plc – ADR	754,867
58,938	WPP Plc	700,238

		5,458,220

United States – 42.68%
3,966	Alphabet, Inc. - Class A(a)	411,393
6,785	Amdocs Ltd.	651,564
11,794	American International Group, Inc.	593,946
4,422	Applied Materials, Inc.	543,154
29,524	Bank of America Corp.	844,386
10,492	Bank of New York Mellon Corp.	476,756
9,569	Cardinal Health, Inc.	722,459
2,486	Cigna Corp.	635,248
17,665	Citigroup, Inc.	828,312
6,518	Cognizant Technology Solutions Corp. – Class A	397,142
19,987	Comcast Corp. – Class A	757,707
6,770	CVS Health Corp.	503,079
4,255	Emerson Electric Co.	370,781

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited) (continued)

Shares		Value

3,274	FedEx Corp.	$748,076
7,851	Fiserv, Inc.(a)	887,398
18,479	Halliburton Co.	584,676
2,512	HCA Healthcare, Inc.	662,364
2,867	JPMorgan Chase & Co.	373,599
1,765	Laboratory Corp. of America Holdings	404,926
2,365	McKesson Corp.	842,058
6,575	Merck & Co., Inc.	699,514
8,385	Micron Technology, Inc.	505,951
2,936	Mohawk Industries, Inc.(a)	294,246
11,140	Old Republic International Corp.	278,166
11,989	OneMain Holdings, Inc.	444,552
18,776	Pfizer, Inc.	766,061
4,559	PNC Financial Services Group, Inc.	579,449

Shares		Value

4,612	State Street Corp.	$349,082
6,816	Textron, Inc.	481,414
25,886	Wells Fargo & Co.	967,619

		17,605,078

TOTAL COMMON STOCKS (Cost $33,162,465)		$40,576,665

PREFERRED STOCKS – 0.70%
South Korea – 0.07%
697	Samsung Electronics Co. Ltd., 2.681%(b)	$29,006

Spain – 0.63%

35,317	Grifols SA – ADR(a)	260,286

TOTAL PREFERRED STOCKS (Cost $586,301)		$289,292

	Shares	Value

SHORT-TERM INVESTMENTS – 1.09%
Money Market Funds — 1.09%
Northern Institutional Funds - Treasury Portfolio (Premier), 4.51%(c)	448,922	$448,922

TOTAL SHORT-TERM INVESTMENTS (Cost $448,922)		$448,922

Total Investments (Cost $34,197,688) – 100.15%		$41,314,879
Liabilities in Excess of Other Assets – (0.15)%		(63,029)

TOTAL NET ASSETS – 100.00%		$41,251,850

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(c)	The rate shown is the annualized seven day yield as of March 31, 2023.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2023

COMMON STOCKS

Aerospace & Defense	4.93%
Air Freight & Logistics	1.81%
Automobile Components	0.87%
Automobiles	1.89%
Banks	13.27%
Beverages	1.14%
Broadline Retail	2.04%
Capital Markets	4.73%
Construction Materials	2.82%
Consumer Finance	1.08%
Consumer Staples Distribution & Retail	1.24%
Diversified Real Estate Investment Trusts	1.80%
Electrical Equipment	1.67%
Energy Equipment & Services	1.42%
Financial Services	2.15%
Health Care Providers & Services	9.13%
Hotels, Restaurants & Leisure	1.36%
Household Durables	1.91%
Insurance	2.11%
Interactive Media & Services	1.00%
IT Services	2.54%
Media	5.63%
Multi-Utilities	1.31%
Oil, Gas & Consumable Fuels	8.25%
Pharmaceuticals	8.88%
Semiconductors & Semiconductor Equipment	3.70%
Software	1.67%
Specialty Retail	2.27%
Technology Hardware, Storage & Peripherals	1.84%
Textiles, Apparel & Luxury Goods	1.32%
Tobacco	2.58%

TOTAL COMMON STOCKS	98.36%

PREFERRED STOCKS
Biotechnology	0.63%
Technology Hardware, Storage & Peripherals	0.07%

TOTAL PREFERRED STOCKS	0.70%

SHORT-TERM INVESTMENTS	1.09%

TOTAL INVESTMENTS	100.15%
Liabilities in Excess of Other Assets	(0.15)%

TOTAL NET ASSETS	100.00%

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2023 (continued)

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC or were otherwise determined by the Advisor to be appropriate. This information is unaudited.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited)

Shares		Value

COMMON STOCKS – 96.96%

Austria – 2.48%
534,725	Erste Group Bank AG	$17,715,102

Brazil – 9.24%
1,993,023	Embraer SA Sponsored – ADR(a)	32,625,786
2,492,133	Neoenergia SA	7,375,429
3,576,800	Sendas Distribuidora SA	10,966,562
382,900	Telefonica Brasil SA	2,920,600
4,865,900	TIM SA(a)	12,077,267

		65,965,644

Chile – 3.31%
2,102,284	Empresa Nacional de Telecomunicaciones SA	8,291,286
257,315,766	Enel Chile SA	14,036,171
471,422	Enel Chile SA Sponsored – ADR	1,272,839

		23,600,296

China – 24.38%
2,509,700	Alibaba Group Holding Ltd.(a)	31,786,595
11,757,395	China Education Group Holdings Ltd.	11,316,448
14,764,000	Chinasoft International Ltd.(a)	9,353,293
2,444,000	Galaxy Entertainment Group Ltd.(a)	16,348,320
2,239,076	Gree Electric Appliances, Inc. of Zhuhai – Class A	11,950,252
1,722,146	Midea Group Co. Ltd. – Class A	13,473,026
2,629,500	Ping An Insurance Group Co. of China Ltd. – Class H	17,010,797
6,933,500	Shanghai Pharmaceuticals Holding Co. Ltd. – Class H	12,948,017
15,331,000	Topsports International Holdings Ltd.	13,974,996

Shares		Value

8,748,000	TravelSky Technology Ltd. – Class H	$16,300,645
7,430,200	Wynn Macau Ltd.(a)	7,327,649
428,299	ZTO Express Cayman, Inc. – ADR	12,275,049

		174,065,087

Hong Kong – 2.36%
936,600	AIA Group Ltd.	9,822,460
2,155,920	First Pacific Co. Ltd.	692,893
1,971,200	Luk Fook Holdings International Ltd.	6,306,384

		16,821,737

India – 6.04%
825,661	HDFC Bank Ltd.	16,239,797
6,136,795	Indus Towers Ltd.	10,698,363
620,106	IndusInd Bank Ltd.	8,089,266
3,793,407	NTPC Ltd.	8,098,711

		43,126,137

Indonesia – 4.52%
37,180,111	Bank Rakyat Indonesia Persero Tbk PT	11,780,623
3,653,212	Gudang Garam Tbk PT	6,334,557
20,881,900	Indofood Sukses Makmur Tbk PT	8,645,255
41,409,715	XL Axiata Tbk PT	5,482,253

		32,242,688

Luxembourg – 1.37%
516,762	Millicom International Cellular SA – SDR(a)	9,805,686

Malaysia – 1.62%
10,936,100	Genting Berhad	11,575,318

Mexico – 8.99%
3,558,329	Cemex SAB de CV Sponsored – ADR(a)	19,677,559
17,316,981	Fibra Uno Administracion SA de CV	24,188,036
4,089,892	Kimberly-Clark de Mexico SAB de CV - Class A	8,615,555

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited) (continued)

Shares		Value

6,239,869	PLA Administradora Industrial S de RL de CV	$11,513,632

512,122	Urbi Desarrollos Urbanos SAB de CV(a)	181,033

		64,175,815

Panama – 2.92%
472,594	Banco Latinoamericano de Comercio Exterior SA – Class E	8,213,684

136,872	Copa Holdings SA – Class A(a)	12,640,129

		20,853,813

Philippines – 2.19%

8,252,258	Bank of the Philippine Islands	15,602,197

Russia – 0.00%
11,121,093	Detsky Mir PJSC(a),(b)	—
236,429	LUKOIL PJSC(b)	—
4,858,073	Mobile TeleSystems PJSC(b)	—
7,919,891	Sberbank of Russia PJSC(a),(b)	—

31,423,480	Sistema PJSFC(a),(b)	—

		—

South Korea – 13.19%
53,982	KT&G Corp.	3,469,312
21,688	LG H&H Co. Ltd.	10,019,825
77,734	POSCO Holdings, Inc.	21,992,603
617,350	Samsung Electronics Co. Ltd.	30,528,551

Shares		Value

478,373	Shinhan Financial Group Co. Ltd.	$12,995,156

221,339	SK Hynix, Inc.	15,147,325

		94,152,772

Taiwan – 11.35%
1,973,000	Accton Technology Corp.	20,736,484
622,000	Chailease Holding Co. Ltd.	4,574,412
1,964,000	Taiwan Semiconductor Manufacturing Co. Ltd.	34,418,357

573,000	Wiwynn Corp.	21,259,120

		80,988,373

Thailand – 3.00%
52,889,881	Jasmine Broadband Internet Infrastructure Fund - Class F	10,981,669

2,688,000	Kasikornbank PCL – Class F	10,427,171

		21,408,840

TOTAL COMMON STOCKS (Cost $814,796,725)		$692,099,505

PREFERRED STOCKS – 1.58%

Brazil – 1.58%

2,434,000	Petroleo Brasileiro SA, 23.418%(c)	$11,261,293

TOTAL PREFERRED STOCKS (Cost $8,137,859)		$11,261,293

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited) (continued)

	Shares	Value

SHORT-TERM INVESTMENTS – 1.06%

Money Market Funds — 1.06%
Northern Institutional Funds - Treasury Portfolio (Premier), 4.51%(d)	7,575,616	$7,575,616

TOTAL SHORT-TERM INVESTMENTS (Cost $7,575,616)		$7,575,616

Total Investments (Cost $830,510,200) – 99.60%		$710,936,414
Other Assets in Excess of Liabilities – 0.40%		2,883,109

TOTAL NET ASSETS – 100.00%		$713,819,523

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	Level 3 asset.
(c)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(d)	The rate shown is the annualized seven day yield as of March 31, 2023.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2023

COMMON STOCKS
Aerospace & Defense	4.57%
Air Freight & Logistics	1.72%
Banks	13.01%
Broadline Retail	4.45%
Communications Equipment	2.91%
Construction Materials	2.76%
Consumer Staples Distribution & Retail	1.54%
Diversified Consumer Services	1.59%
Diversified Real Estate Investment Trusts	3.39%
Diversified Telecommunication Services	3.45%
Electric Utilities	3.18%
Financial Services	1.79%
Food Products	1.31%
Health Care Providers & Services	1.81%
Hotels, Restaurants & Leisure	7.22%
Household Durables	3.58%
Household Products	1.21%
Independent Power And Renewable Electricity Producers	1.13%
Industrial Real Estate Investment Trusts	1.61%
Insurance	3.76%
IT Services	1.31%
Metals & Mining	3.08%
Oil, Gas & Consumable Fuels	0.00%
Passenger Airlines	1.77%
Personal Care Products	1.40%
Semiconductors & Semiconductor Equipment	6.94%
Specialty Retail	2.84%
Technology Hardware, Storage & Peripherals	7.26%
Tobacco	1.38%
Wireless Telecommunication Services.	4.99%

TOTAL COMMON STOCKS	96.96%

PREFERRED STOCKS
Oil, Gas & Consumable Fuels	1.58%

TOTAL PREFERRED STOCKS	1.58%

SHORT-TERM INVESTMENTS	1.06%

TOTAL INVESTMENTS	99.60%
Other Assets in Excess of Liabilities	0.40%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC or were otherwise determined by the Advisor to be appropriate. This information is unaudited.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited)

Shares		Value

COMMON STOCKS – 95.55%

Austria – 1.44%
269,159	Addiko Bank AG(a)	$4,232,593

Belgium – 0.93%
365,988	Ontex Group NV(a)	2,728,969

Brazil – 6.87%
4,488,540	Embraer SA(a)	18,411,299
608,400	Neoenergia SA	1,800,550

		20,211,849

Canada – 1.99%
788,759	Dorel Industries, Inc. – Class B(a)	2,287,780
367,350	Heroux-Devtek, Inc.(a)	3,555,263

		5,843,043

Chile – 3.31%
178,839,182	Enel Chile SA	9,755,396

China – 1.21%
12,512,900	Boyaa Interactive International Ltd.(a)	789,040
207,504	China Yuchai International Ltd.	1,637,207
7,476,000	Weiqiao Textile Co. – Class H	1,131,340

		3,557,587

France – 3.05%
538,283	Elior Group SA(a),(b)	1,893,345
50,434	LISI	1,334,325
61,000	LISI (Sigma X Exchange)(a)	1,614,170
137,529	Vicat SA	4,127,045

		8,968,885

Germany – 0.58%
40,380	Draegerwerk AG & Co. KGaA	1,710,082

Greece – 0.89%
353,112	Sarantis SA	2,615,548

Hong Kong – 8.33%
2,059,500	Dickson Concepts International Ltd.	1,054,527
64,290,000	Emperor Watch & Jewellery Ltd.	1,429,872
16,727,000	First Pacific Co. Ltd.	5,375,904

Shares		Value

10,469,020	PAX Global Technology Ltd.	$8,791,204
21,422,000	Pico Far East Holdings Ltd.	3,826,623
2,869,000	Yue Yuen Industrial Holdings Ltd.	4,035,862

		24,513,992

Hungary – 1.71%
4,395,683	Magyar Telekom Telecommunications Plc	5,024,952

Ireland – 7.53%
1,831,707	AIB Group Plc	7,413,914
155,221	Avadel Pharmaceuticals Plc –ADR(a)	1,421,824
4,212,315	C&C Group Plc(a)	8,186,711
5,128,427	Greencore Group Plc(a)	5,140,223

		22,162,672

Israel – 0.76%
92,081	Taro Pharmaceutical Industries Ltd.(a)	2,239,410

Italy – 2.17%
262,861	Buzzi Unicem SpA	6,380,015

Japan – 14.97%
369,100	Fuji Media Holdings, Inc.	3,333,832
64,900	Fukuda Denshi Co. Ltd.	2,089,108
341,900	Futaba Corp.	1,344,486
1,295,100	Hachijuni Bank Ltd.	5,626,365
1,428,700	Hyakugo Bank Ltd.	4,006,131
105,500	Kaken Pharmaceutical Co. Ltd.	2,945,828
221,200	Kissei Pharmaceutical Co. Ltd.	4,416,689
439,100	Koatsu Gas Kogyo Co. Ltd.	2,338,658
915,944	Komori Corp.	6,872,656
285,000	Nihon Parkerizing Co. Ltd.	2,142,277
190,100	Oita Bank Ltd.	2,939,835

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited) (continued)

Shares		Value

72,900	Taisho Pharmaceutical Holdings Co. Ltd.	$3,039,641
143,300	Yodogawa Steel Works Ltd.	2,946,956

		44,042,462

Luxembourg – 2.59%
402,788	Millicom International Cellular SA(a)	7,620,749

Malaysia – 0.97%
2,701,100	Genting Berhad	2,858,980

Mexico – 5.76%
330,264	Cemex SAB de CV Sponsored – ADR(a)	1,826,360
23,997,426	Consorcio ARA SAB de CV	5,087,135
279,501,983	Desarrolladora Homex SAB de CV(a),(c)	310,213
1,342,982	FIBRA Macquarie Mexico(b)	2,131,481
5,235,837	Fibra Uno Administracion SA de CV	7,313,319
806,929	Urbi Desarrollos Urbanos SAB de CV(a),(c)	285,246

		16,953,754

Panama – 1.97%
333,628	Banco Latinoamericano de Comercio Exterior SA – Class E	5,798,455

Slovenia – 2.12%
420,493	Nova Ljubljanska Banka – GDR(b)	6,224,737

South Korea – 2.27%
86,102	Binggrae Co. Ltd.	2,755,776
92,211	S-1 Corp.	3,918,908

		6,674,684

Shares		Value

Spain – 4.27%
1,193,124	Lar Espana Real Estate Socimi SA	$6,372,669
5,747,740	Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	6,186,674

		12,559,343

Switzerland – 1.20%
41,792	Sulzer AG Registered	3,544,175

United Kingdom – 18.66%
942,472	Balfour Beatty Plc	4,329,647
2,779,021	De La Rue Plc(a)	1,772,380
4,595,390	ITV Plc	4,719,858
2,659,668	J Sainsbury Plc	9,152,413
1,135,459	LSL Property Services Plc	3,809,910
3,408,880	Marks & Spencer Group Plc(a)	7,032,471
5,708,757	Mitie Group Plc	5,777,661
5,506,118	Rolls-Royce Holdings Plc(a)	10,141,515
304,913	TechnipFMC Plc(a)	4,162,062
878,167	Yellow Cake Plc(a),(b)	4,005,640

		54,903,557

TOTAL COMMON STOCKS (Cost $286,081,034)		$281,125,889

PREFERRED STOCKS – 3.85%

Germany – 1.91%
122,632	Draegerwerk AG & Co. KGaA, 0.448%(d)	$5,639,900

Spain – 1.94%
773,573	Grifols SA – ADR(a)	5,701,233

TOTAL PREFERRED STOCKS (Cost $12,470,919)		$11,341,133

INVESTMENT COMPANIES – 0.53%

Canada – 0.53%
134,253	Sprott Physical Uranium Trust(a)	$1,569,513

TOTAL INVESTMENT COMPANIES (Cost $1,222,003)		$1,569,513

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited) (continued)

	Shares	Value

SHORT-TERM INVESTMENTS – 0.93%
Money Market Funds — 0.93%
Northern Institutional Funds - Treasury Portfolio (Premier), 4.51%(e)	2,726,706	$2,726,706

TOTAL SHORT-TERM INVESTMENTS (Cost $2,726,706)		$2,726,706

Total Investments (Cost $302,500,662) – 100.86%.		$296,763,241
Liabilities in Excess of Other Assets – (0.86)%		(2,529,887)

TOTAL NET ASSETS – 100.00%		$294,233,354

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

GDR Global Depositary Receipt

(a)	Non-income producing security.
(b)

Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $14,255,202 which represented 4.84% of the net assets of the Fund.

(c)	Affiliated issuer. See Note 8 in the Notes to Financial Statements.
(d)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(e)	The rate shown is the annualized seven day yield as of March 31, 2023.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2023

COMMON STOCKS
Aerospace & Defense	11.93%
Banks	10.35%
Beverages	2.78%
Chemicals	1.53%
Commercial Services & Supplies	3.89%
Construction & Engineering	1.47%
Construction Materials	4.19%
Consumer Staples Distribution & Retail	5.50%
Diversified Real Estate Investment Trusts	4.66%
Diversified Telecommunication Services	1.71%
Electric Utilities	3.92%
Electrical Equipment	0.46%
Electronic Equipment, Instruments & Components	2.99%
Energy Equipment & Services	1.42%
Entertainment	0.27%
Financial Services	1.97%
Food Products	4.52%
Health Care Equipment & Supplies	1.29%
Hotels, Restaurants & Leisure	1.61%
Household Durables	2.71%
Industrial Real Estate Investment Trusts	0.72%
Insurance	2.10%
Machinery	4.10%
Media	4.03%
Metals & Mining	1.00%
Personal Care Products	1.82%
Pharmaceuticals	4.77%
Real Estate Management & Development	1.30%
Specialty Retail	0.84%
Textiles, Apparel & Luxury Goods	1.75%
Trading Companies & Distributors	1.36%
Wireless Telecommunication Services	2.59%

TOTAL COMMON STOCKS	95.55%

PREFERRED STOCKS
Biotechnology	1.94%
Health Care Equipment & Supplies	1.91%

TOTAL PREFERRED STOCKS	3.85%

INVESTMENT COMPANIES
Trading Companies & Distributors	0.53%

TOTAL INVESTMENT COMPANIES	0.53%

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2023 (continued)

SHORT-TERM INVESTMENTS	0.93%

TOTAL INVESTMENTS	100.86%
Liabilities in Excess of Other Assets	(0.86)%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC or were otherwise determined by the Advisor to be appropriate. This information is unaudited.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Small Cap Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited)

Shares		Value

COMMON STOCKS – 91.96%

Aerospace & Defense – 15.44%
18,572	Embraer SA Sponsored – ADR(a)	$304,024
2,744	Moog, Inc. – Class A	276,458
2,801	National Presto Industries, Inc.	201,924
20,538	Park Aerospace Corp.	276,236

		1,058,642

Banks – 2.49%
4,349	Eagle Bancorp Montana, Inc.	61,365
3,481	National Bankshares, Inc.	109,512

		170,877

Biotechnology – 3.60%
6,473	Eagle Pharmaceuticals, Inc.(a)	183,639
11,508	PDL BioPharma, Inc.(a),(b)	14,500
218	United Therapeutics Corp.(a)	48,823

		246,962

Chemicals – 1.11%
1,087	Scotts Miracle-Gro Co.	75,807

Commercial Services & Supplies – 3.54%
13,526	Healthcare Services Group, Inc.	187,605
6,502	Steelcase, Inc. – Class A	54,747

		242,352

Communications Equipment – 5.28%
14,997	NETGEAR, Inc.(a)	277,594
24,699	Ribbon Communications, Inc.(a)	84,471

		362,065

Construction & Engineering – 1.94%
51,213	Orion Group Holdings, Inc.(a)	132,642

Construction Materials – 1.83%
10,351	Buzzi Unicem SpA – ADR	125,728

Consumer Staples Distribution & Retail – 1.45%
1,117	Ingles Markets, Inc. – Class A	99,078

Shares		Value

Electronic Equipment, Instruments & Components – 2.46%
27,837	Arlo Technologies, Inc.(a)	$168,691

Energy Equipment & Services – 4.02%
9,614	Dril-Quip, Inc.(a)	275,826

Health Care Equipment & Supplies – 2.59%
14,787	LENSAR, Inc.(a)	36,376
1,492	Utah Medical Products, Inc.	141,397

		177,773

Health Care Providers & Services – 2.96%
9,152	Pediatrix Medical Group, Inc.(a)	136,456
2,051	Premier, Inc. – Class A	66,391

		202,847

Household Durables – 0.59%
13,857	Dorel Industries, Inc. – Class B(a)	40,192

Insurance – 6.10%
21,526	Crawford & Co. – Class A	179,958
981	National Western Life Group, Inc. – Class A	238,010

		417,968

Machinery – 13.53%
6,251	Flowserve Corp.	212,534
24,092	Graham Corp.(a)	315,123
6,203	Hurco Companies, Inc.	157,060
3,775	Kennametal, Inc.	104,115
12,094	L.B. Foster Co. – Class A(a)	138,839

		927,671

Office Real Estate Investment Trusts – 3.05%
10,086	Equity Commonwealth	208,881

Oil, Gas & Consumable Fuels – 4.48%
1,774	Chesapeake Energy Corp.	134,895
6,745	World Fuel Services Corp.	172,335

		307,230

Personal Care Products – 3.96%
6,400	Edgewell Personal Care Co.	271,488

Pharmaceuticals – 7.58%
5,584	Avadel Pharmaceuticals Plc –ADR(a)	51,150
10,930	Elanco Animal Health, Inc.(a)	102,742

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Small Cap Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited) (continued)

Shares		Value

12,307	Phibro Animal Health Corp. – Class A	$188,543
2,829	Prestige Consumer Healthcare, Inc.(a)	177,180

		519,615

Professional Services – 0.98%
626	Science Applications International Corp.	67,270

Software – 1.23%
9,800	SolarWinds Corp.(a)	84,280

Textiles, Apparel & Luxury Goods – 1.75%
22,778	Hanesbrands, Inc.	119,812

TOTAL COMMON STOCKS
(Cost $5,830,801)		$6,303,697

Shares		Value

INVESTMENT COMPANIES – 1.69%

Trading Companies & Distributors – 1.69%
9,896	Sprott Physical Uranium Trust(a)	$115,692

TOTAL INVESTMENT COMPANIES
(Cost $105,823)		$115,692

	Shares	Value

SHORT-TERM INVESTMENTS – 6.35%
Northern Institutional Funds - Treasury Portfolio (Premier), 4.51%, (c)	435,504	$435,504

TOTAL SHORT-TERM INVESTMENTS
(Cost $435,504)		$435,504

Total Investments (Cost $6,372,128) – 100.00%		$6,854,893
Other Assets in Excess of Liabilities – 0.00%		333

TOTAL NET ASSETS – 100.00%		$6,855,226

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	Level 3 asset.
(c)	The rate shown is the annualized seven day yield as of March 31, 2023.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC or were otherwise determined by the Advisor to be appropriate. This information is unaudited.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brapndes Small Cap Value Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — March 31, 2023

COMMON STOCKS
Brazil	4.43%
Canada	0.59%
Ireland	0.75%
Italy	1.83%
United States	84.36%

TOTAL COMMON STOCKS	91.96%

INVESTMENT COMPANIES
Canada	1.69%

TOTAL INVESTMENT COMPANIES	1.69%

SHORT-TERM INVESTMENTS	6.35%

TOTAL INVESTMENTS	100.00%
Other Assets in Excess of Liabilities	0.00%

TOTAL NET ASSETS	100.00%

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes U.S. Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited)

Shares		Value

COMMON STOCKS – 97.95%

Aerospace & Defense – 3.50%
337	General Dynamics Corp.	$76,907
1,366	Textron, Inc.	96,480

		173,387

Air Freight & Logistics – 2.70%
586	FedEx Corp.	133,895

Banks – 12.40%
4,677	Bank of America Corp.	133,762
2,458	Citigroup, Inc.	115,256
718	JPMorgan Chase & Co.	93,562
766	PNC Financial Services Group, Inc.	97,359
1,531	Truist Financial Corp.	52,207
3,256	Wells Fargo & Co.	121,709

		613,855

Building Products – 0.69%
564	Johnson Controls International Plc	33,964

Capital Markets – 3.15%
1,669	Bank of New York Mellon Corp.	75,839
1,060	State Street Corp.	80,232

		156,071

Chemicals – 0.93%
765	Corteva, Inc.	46,137

Communications Equipment – 1.14%
1,084	Cisco Systems, Inc.	56,666

Consumer Finance – 1.50%
1,999	OneMain Holdings, Inc.	74,123

Electrical Equipment – 2.06%
1,171	Emerson Electric Co.	102,041

Electronic Equipment, Instruments & Components – 2.06%
4,423	Flex Ltd.(a)	101,773

Energy Equipment & Services – 2.56%
4,013	Halliburton Co.	126,971

Financial Services – 4.40%
247	Berkshire Hathaway, Inc. – Class B(a)	76,266
1,251	Fiserv, Inc.(a)	141,401

		217,667

Shares		Value

Food Products – 2.09%
1,016	Ingredion, Inc.	$103,358

Health Care Providers & Services – 12.33%
1,390	Cardinal Health, Inc.	104,945
415	Cigna Corp.	106,045
1,233	CVS Health Corp.	91,624
409	HCA Healthcare, Inc.	107,845
308	Laboratory Corp. of America Holdings	70,662
364	McKesson Corp.	129,602

		610,723

Household Durables – 1.44%
711	Mohawk Industries, Inc.(a)	71,257

Insurance – 6.47%
2,012	American International Group, Inc.	101,324
547	Loews Corp.	31,737
2,874	Old Republic International Corp.	71,764
250	W R Berkley Corp.	15,565
431	Willis Towers Watson Plc	100,156

		320,546

Interactive Media & Services – 2.34%
1,115	Alphabet, Inc. – Class C(a)	115,960

IT Services – 5.17%
1,623	Amdocs Ltd.	155,857
1,648	Cognizant Technology Solutions Corp. – Class A	100,412

		256,269

Machinery – 1.08%
3,859	Gates Industrial Corp. Plc(a)	53,602

Media – 7.25%
3,845	Comcast Corp. – Class A	145,764
2,635	Fox Corp. – Class B	82,502
1,388	Omnicom Group, Inc.	130,944

		359,210

Oil, Gas & Consumable Fuels – 5.48%
1,151	Chevron Corp.	187,797
3,266	World Fuel Services Corp.	83,447

		271,244

Pharmaceuticals – 8.34%
538	Johnson & Johnson	83,390
1,331	Merck & Co., Inc.	141,605

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes U.S. Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited) (continued)

Shares		Value
2,464	Pfizer, Inc.	$100,531
1,607	Sanofi – ADR	87,453

		412,979

Semiconductors & Semiconductor Equipment – 4.98%
823	Applied Materials, Inc.	101,089
1,537	Micron Technology, Inc.	92,743
522	Qorvo, Inc.(a)	53,019

		246,851

Software – 2.10%
87	Microsoft Corp.	25,082

Shares		Value
1,266	Open Text Corp.	$48,804
326	Oracle Corp.	30,292

		104,178

Specialty Retail – 1.79%
36	AutoZone, Inc.(a)	88,493

TOTAL COMMON STOCKS (Cost $ 5,217,130)		$4,851,220

	Shares	Value

SHORT-TERM INVESTMENTS – 1.72%
Northern Institutional Funds - Treasury Portfolio (Premier), 4.51%, (b)	85,053	$85,053

TOTAL SHORT-TERM INVESTMENTS (Cost $85,053)		$85,053

Total Investments (Cost $5,302,183) – 99.67%		$4,936,273

Other Assets in Excess of Liabilities – 0.33%		16,148

TOTAL NET ASSETS – 100.00%		$4,952,421

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	The rate shown is the annualized seven day yield as of March 31, 2023.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC or were otherwise determined by the Advisor to be appropriate. This information is unaudited.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes U.S. Value Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — March 31, 2023

COMMON STOCKS
Canada	0.98%
France	1.77%
Ireland	2.71%
Singapore	2.05%
United Kingdom	1.08%
United States	89.36%

TOTAL COMMON STOCKS	97.95%

SHORT-TERM INVESTMENTS	1.72%

TOTAL INVESTMENTS	99.67%
Other Assets in Excess of Liabilities	0.33%

TOTAL NET ASSETS	100.00%

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS – 0.00%
Home Construction – 0.00%
Urbi Desarrollos Urbanos SAB de CV (a)	1,564	$553

TOTAL COMMON STOCKS (Cost $292,050)		$553

	Principal Amount	Value

FEDERAL AND FEDERALLY SPONSORED CREDITS – 4.31%
Federal Home Loan Mortgage Corporation – 1.34%
Pool A9-3505 4.500%, 8/1/2040	$38,058	$38,316
Pool G0-6018 6.500%, 4/1/2039	12,080	12,648
Pool G1-8578 3.000%, 12/1/2030	478,109	457,291
Pool SD-8001 3.500%, 7/1/2049	162,206	152,266
Pool SD-8003 4.000%, 7/1/2049	187,763	181,974

		842,495

Federal National Mortgage Association – 2.97%
Pool 934124 5.500%, 7/1/2038	28,076	29,149
Pool AL9865 3.000%, 2/1/2047	636,538	582,528
Pool AS6201 3.500%, 11/1/2045	209,381	197,748
Pool BJ2553 3.500%, 12/1/2047	181,859	171,669
Pool BN6683 3.500%, 6/1/2049	330,036	309,849
Pool CA1624 3.000%, 4/1/2033	393,594	375,062
Pool MA0918 4.000%, 12/1/2041	81,043	79,315
Pool MA3687 4.000%, 6/1/2049	128,447	124,553

		1,869,873

TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $2,876,535)		$2,712,368

OTHER MORTGAGE RELATED SECURITIES – 0.00%
Collateralized Mortgage Obligations – 0.00%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14 4.495%, 10/25/2036(b)	$288	$249

TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $284)		$249

US GOVERNMENTS – 52.57%
Sovereign Government – 52.57%
United States Treasury Bond
4.750%, 2/15/2037	$5,775,000	$6,585,305
3.500%, 2/15/2039	1,750,000	1,728,809
3.750%, 11/15/2043	2,110,000	2,084,119
3.000%, 5/15/2047	2,000,000	1,740,547

United States Treasury Note
2.375%, 8/15/2024	4,260,000	4,146,511
2.250%, 2/15/2027	7,675,000	7,271,163

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited) (continued)

	Principal Amount	Value

2.375%, 5/15/2029	$9,075,000	$8,467,046
1.625%, 5/15/2031	1,250,000	1,086,377

TOTAL US GOVERNMENTS (Cost $35,587,139)		$33,109,877

CONVERTIBLE BONDS – 1.28%
Software – 1.28%
MicroStrategy, Inc. 0.000%, 2/15/2027(c)	$1,540,000	$805,676

TOTAL CONVERTIBLE BONDS (Cost $1,210,123)		$805,676

CORPORATE BONDS – 32.91%
Asset Management – 1.12%
Charles Schwab Corp. 5.375% (U.S. Treasury Yield Curve Rate CMT 5Y + 4.971%), 6/1/2025(d)	$745,000	$705,887

Automotive – 1.31%
Ford Motor Credit Co. LLC 3.375%, 11/13/2025	350,000	328,052
2.700%, 8/10/2026	555,000	493,944

		821,996

Banking – 6.13%
Bank of America Corp. 4.450%, 3/3/2026	1,235,000	1,206,155
Citigroup, Inc. 4.400%, 6/10/2025	1,080,000	1,052,709
Fifth Third Bancorp 8.250%, 3/1/2038	175,000	197,114
USB Capital IX 5.812% (3M LIBOR + 1.020%, minimum of 5.812%), Perpetual, 5/4/2023(d)	1,830,000	1,405,440

		3,861,418

Cable & Satellite – 0.46%
Charter Communications Operating LLC 4.908%, 7/23/2025	295,000	292,056

Commercial Support Services – 2.48%
Prime Security Services Borrower LLC 5.750%, 4/15/2026(e)	715,000	709,637
6.250%, 1/15/2028(e)	915,000	855,525

		1,565,162

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited) (continued)

	Principal Amount	Value

Containers & Packaging – 1.09%

Mauser Packaging Solutions Holding Co. 9.250%, 4/15/2027(e)	$310,000	$286,437

Sealed Air Corp. 4.000%, 12/1/2027(e)	430,000	401,276

		687,713

Electric Utilities – 1.83%

American Transmission Systems, Inc. 2.650%, 1/15/2032(e)	600,000	505,163

Commonwealth Edison Co. 5.900%, 3/15/2036	175,000	188,608

FirstEnergy Corp. 7.375%, 11/15/2031	410,000	459,894

		1,153,665

Food – 1.21%
Pilgrim’s Pride Corp. 5.875%, 9/30/2027(e)	210,000	208,740
4.250%, 4/15/2031	625,000	551,269

		760,009

Health Care Facilities & Services – 1.60%
Tenet Healthcare Corp. 4.875%, 1/1/2026	1,030,000	1,009,771

Home Construction – 2.72%
PulteGroup, Inc. 5.500%, 3/1/2026	980,000	982,575
Toll Brothers Finance Corp. 4.875%, 11/15/2025	745,000	730,790

		1,713,365

Household Products – 1.26%
Coty, Inc. 5.000%, 4/15/2026(e)	821,000	792,136

Institutional Financial Services – 0.77%
Goldman Sachs Group, Inc. 3.800% (U.S. Treasury Yield Curve Rate CMT 5Y + 2.969%), 5/10/2026(d)	585,000	484,556

Internet Media & Services – 2.29%
Expedia Group, Inc. 3.800%, 2/15/2028	130,000	123,105
3.250%, 2/15/2030	325,000	281,645
Netflix, Inc. 4.375%, 11/15/2026	1,050,000	1,038,187

		1,442,937

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited) (continued)

	Principal Amount	Value

Leisure Facilities & Services – 1.80%
Carnival Corp. 9.875%, 8/1/2027(e)	$335,000	$345,082
Travel + Leisure Co. 6.625%, 7/31/2026(e)	785,000	788,050

		1,133,132

Oil & Gas Producers – 2.90%
Continental Resources, Inc. 4.500%, 4/15/2023	355,000	354,555
4.375%, 1/15/2028	215,000	202,681
Hess Midstream Operations LP 4.250%, 2/15/2030(e)	365,000	325,982
Range Resources Corp. 4.875%, 5/15/2025	960,000	941,196

		1,824,414

REIT – 0.97%
Iron Mountain, Inc. 4.875%, 9/15/2027(e)	645,000	609,654

Software – 1.85%
VMware, Inc. 4.500%, 5/15/2025	215,000	212,295
3.900%, 8/21/2027	995,000	952,502

		1,164,797

Telecommunications – 1.12%
Sprint Spectrum Co. LLC 5.152%, 3/20/2028(e)	415,000	412,354
T-Mobile USA, Inc. 4.750%, 2/1/2028	300,000	296,163

		708,517

TOTAL CORPORATE BONDS (Cost $21,652,119)		$20,731,185

FOREIGN ISSUER BONDS – 1.97%
Chemicals – 0.67%
Methanex Corp. 5.125%, 10/15/2027	$250,000	$235,613
5.250%, 12/15/2029	200,000	186,958

		422,571

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited) (continued)

	Principal Amount	Value

Telecommunications – 1.30%
SoftBank Group Corp. 4.750%, 9/19/2024	$200,000	$190,000
Telecom Italia Capital SA 6.375%, 11/15/2033	695,000	629,267

		819,267

TOTAL FOREIGN ISSUER BONDS (Cost $1,431,515)		$1,241,838

ASSET BACKED SECURITIES – 1.61%
Specialty Finance – 1.61%
SLM Private Credit Student Loan Trust Series 2004-B, 5.296%, (3M LIBOR + 0.430%), 9/15/2033(d)	$300,000	$286,264
SLM Private Credit Student Loan Trust Series 2005-A, 5.176%, (3M LIBOR + 0.310%), 12/15/2038(d)	234,718	223,298
SLM Private Credit Student Loan Trust Series 2006-A, 5.156%, (3M LIBOR + 0.290%), 6/15/2039(d)	401,021	372,791
SLM Private Credit Student Loan Trust Series 2007-A, 5.106%, (3M LIBOR + 0.240%), 12/16/2041(d)	140,639	133,366

TOTAL ASSET BACKED SECURITIES (Cost $1,004,212)		$1,015,719

	Shares	Value

SHORT-TERM INVESTMENTS – 1.80%
Money Market Funds – 1.80%
Northern Institutional Funds - Treasury Portfolio (Premier), 4.51%(f)	1,129,976	$1,129,976

TOTAL SHORT-TERM INVESTMENTS (Cost $1,129,976)		$1,129,976

Total Investments (Cost $65,183,953) – 96.45%		$60,747,441
Other Assets in Excess of Liabilities – 3.55%		2,238,799

Total Net Assets – 100.00%		$62,986,240

Percentages are stated as a percent of net assets.

LIBOR London Interbank Offered Rate

LP Limited Partnership

REIT Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Variable rate security. The coupon is based on an underlying pool of loans.
(c)	Zero coupon bond.
(d)	Variable rate security. The coupon is based on a reference index and spread index.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited) (continued)

(e)

Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $6,240,036 which represented 9.91% of the net assets of the Fund.

(f)	The rate shown is the annualized seven day yield as of March 31, 2023.

The industry classifications represented in the Schedule of Investments are in accordance with Bloomberg Industry Classification Standards (BICS) or were otherwise determined by the Advisor to be appropriate. This information is unaudited.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

(This Page Intentionally Left Blank)

Brandes Investment Trust

STATEMENTS OF ASSETS AND LIABILITIES — March 31, 2023 (Unaudited)

	Brandes International Equity Fund	Brandes Global Equity Fund

ASSETS
Investment in securities, at value(1), (2)
Unaffiliated issuers	$612,974,753		$41,314,879
Affiliated issuers	—		—
Foreign Currency(1)	268,587		30,921
Receivables:
Securities sold	65		7
Fund shares sold	657,334		20,524
Dividends and interest	2,624,338		111,951
Tax reclaims	2,247,037		71,425
Securities lending	2,007		—
Prepaid expenses and other assets	73,767		29,666
Due from Advisor	—		—

Total Assets	618,847,888		41,579,373

LIABILITIES
Payables:
Securities purchased	—		121,461
Fund shares redeemed	588,840		111,543
12b-1 Fee	12,549		619
Trustee Fees	23,505		1,858
Custodian Fee	8,180		251
Foreign capital gains taxes	—		—
Dividends payable	—		1,235
Accrued expenses	113,419		70,506
Due to Advisor	338,551		20,050

Total Liabilities	1,085,044		327,523

NET ASSETS	$617,762,844		$41,251,850

COMPONENTS OF NET ASSETS
Paid in Capital	$742,132,435		$34,039,871
Total distributable earnings (loss)	(124,369,591)		7,211,979

Total Net Assets	$617,762,844		$41,251,850

Net asset value, offering price and redemption proceeds per share
Class A Shares
Net Assets	$38,619,369		$915,527
Shares outstanding (unlimited shares authorized without par value)	2,207,580		36,268
Offering and redemption price	$17.49		$25.24

Maximum offering price per shareR	$18.56		$26.78

Class C Shares
Net Assets	$7,262,661		$643,582
Shares outstanding (unlimited shares authorized without par value)	424,083		25,834
Offering and redemption price	$17.13		$24.91

Class I Shares
Net Assets	$519,531,680		$39,692,741
Shares outstanding (unlimited shares authorized without par value)	29,421,457		1,553,556
Offering and redemption price	$17.66		$25.55

Class R6 Shares
Net Assets	$52,349,134	$	N/A
Shares outstanding (unlimited shares authorized without par value)	2,941,153		N/A
Offering and redemption price	$17.80	$	N/A

(1) Cost of:
Investments in securities
Unaffiliated issuers	$625,880,421		$34,197,688
Affiliated issuers	—		—
Foreign currency	268,587		30,921
(2) Market value of securities loaned of:	$9,774,512		$—

R

Includes a sales load of 5.75% for the International, Global, Emerging Markets, International Small Cap, Small Cap Value, and U.S. Value Funds and 3.75% for the Core Plus Fund. (see Note 7 of the Notes to Financial Statements)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF ASSETS AND LIABILITIES — March 31, 2023 (Unaudited) (continued)

Brandes Emerging Markets Value Fund	Brandes International Small Cap Equity Fund	Brandes Small Cap Value Fund		Brandes U.S. Value Fund		Brandes Core Plus Fixed Income Fund

$710,936,414	$296,167,782		$6,854,893		$4,936,273		$60,747,441
—	595,459		—		—		—
—	128		—		—		—

1,601,460	484,802		—		17,156		—
291,275	2,733,457		4,711		—		1,868,644
2,142,359	1,872,426		23,874		6,470		499,325
100,887	578,500		—		236		—
—	—		—		—		—
71,209	48,336		36,703		34,207		53,570
—	—		2,083		9,745		—

715,143,604	302,480,890		6,922,264		5,004,087		63,168,980

—	683,479		—		15,551		—
454,651	7,163,877		24,454		494		49,202
31,933	11,786		273		9		164
30,626	12,435		333		223		2,446
32,323	7,724		1,098		326		343
33,743	—		—		—		—
—	—		286		—		2,484
192,336	134,971		40,594		35,063		110,185
548,469	233,264		—		—		17,916

1,324,081	8,247,536		67,038		51,666		182,740

$713,819,523	$294,233,354		$6,855,226		$4,952,421		$62,986,240

$1,145,782,321	$459,790,257		$6,908,944		$5,345,598		$69,919,563
(431,962,798)	(165,556,903)		(53,718)		(393,177)		(6,933,323)

$713,819,523	$294,233,354		$6,855,226		$4,952,421		$62,986,240

$139,073,460	$48,748,249		$1,479,264		$41,341		$756,396
18,415,592	3,743,039		117,811		4,150		91,502
$7.55	$13.02		$12.56		$9.96		$8.27

$8.01	$13.81		$13.33		$10.57		$8.59

$4,552,154	$3,080,004	$	N/A	$	N/A	$	N/A
610,832	246,260		N/A		N/A		N/A
$7.45	$12.51	$	N/A	$	N/A	$	N/A

$539,413,319	$241,875,036		$5,271,308		$4,910,977		$61,641,597
70,890,516	18,456,024		414,493		492,931		7,385,036
$7.61	$13.11		$12.72		$9.96		$8.35

$30,780,590	$530,065		$104,654		$103		$588,247
4,012,156	40,258		8,774		10		70,471
$7.67	$13.17		$11.93		$9.99		$8.35

$830,510,200	$271,617,788		$6,372,128		$5,302,183		$65,183,953
—	30,882,874		—		—		—
—	128		—		—		—
$—	$—		$—		$—		$—

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF OPERATIONS — For the Six Months Ended March 31, 2023 (Unaudited)

	Brandes International Equity Fund	Brandes Global Equity Fund

INVESTMENT INCOME
Income
Dividend income
Unaffiliated issuers	$8,111,076	$587,537
Less: Foreign taxes withheld	(800,939)	(33,496)
Interest income	—	—
Income from securities lending	35,642	957

Total Income	7,345,779	554,998

Expenses
Advisory fees (Note 3)	2,048,908	166,212
Custody fees	35,762	2,138
Administration fees (Note 3)	64,360	9,984
Insurance expense	11,835	924
Legal fees	38,334	3,062
Printing fees	14,927	1,967
Miscellaneous	45,994	6,227
Registration expense	39,459	23,155
Trustees fees	47,058	3,741
Transfer agent fees	59,011	4,488
12b-1 Fees – Class A	41,049	1,029
12b-1 Fees – Class C	26,610	2,580
Shareholder Service Fees – Class C	8,870	860
Sub-Transfer Agency Fees – Class I	95,982	6,829
Auditing fees	26,871	23,832

Total expenses	2,605,030	257,028
Expenses reimbursed by Advisor	(222,370)	(44,896)
Expenses waived by Advisor	—	—

Total net expenses	2,382,660	212,132

Net investment income	4,963,119	342,866

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Unaffiliated investments	(32,292,875)	248,528
Foreign currency transactions	205,590	7,441

Net realized gain (loss)	(32,087,285)	255,969

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (net of decrease in estimated foreign capital gains taxes of $305,673 for the Emerging Markets Fund)	185,823,319	8,625,859
Affiliated investments	—	—
Foreign currency transactions	180,857	6,677

Net change in unrealized appreciation (depreciation)	186,004,176	8,632,536

Net realized and unrealized gain (loss) on investments and foreign currency transactions	153,916,891	8,888,505

Net increase (decrease) in net assets resulting from operations	$158,880,010	$9,231,371

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF OPERATIONS — For the Six Months Ended March 31, 2023 (Unaudited) (continued)

Brandes Emerging Markets Value Fund	Brandes International Small Cap Equity Fund	Brandes Small Cap Value Fund	Brandes U.S. Value Fund	Brandes Core Plus Fixed Income Fund

$9,411,670	$3,837,667	$100,607	$55,571	$28,593
(1,387,214)	(572,883)	—	(92)	(2)
—	—	—	—	1,085,582
—	—	—	—	—

8,024,456	3,264,784	100,607	55,479	1,114,173

3,145,872	1,293,846	18,235	13,843	103,649
81,068	28,409	3,663	599	1,529
76,879	34,768	5,503	15,523	11,746
18,119	6,391	76	67	1,428
49,115	19,681	413	370	4,476
35,231	8,871	1,252	1,078	2,333
67,476	30,369	2,629	2,746	7,013
39,673	31,469	23,002	27,851	24,453
60,395	24,075	489	450	5,419
71,530	29,419	563	544	6,397
167,159	54,034	1,150	51	971
20,237	12,894	—	—	—
6,746	4,298	—	—	—
97,748	44,373	952	1,248	5,459
27,678	25,298	22,143	22,144	23,549

3,964,926	1,648,195	80,070	86,514	198,422
(91,270)	(17,332)	(55,508)	(68,850)	(94,010)
—	—	—	—	(14,807)

3,873,656	1,630,863	24,562	17,664	89,605

4,150,800	1,633,921	76,045	37,815	1,024,568

(42,052,637)	(4,520,985)	107,718	(28,819)	(258,267)
108,607	(51,766)	29	—	—

(41,944,030)	(4,572,751)	107,747	(28,819)	(258,267)

193,827,254	89,210,509	824,658	703,817	2,342,573
—	(51,565)	—	—	—
3,642	38,073	—	—	—

193,830,896	89,197,017	824,658	703,817	2,342,573

151,886,866	84,624,266	932,405	674,998	2,084,306

$156,037,666	$86,258,187	$1,008,450	$712,813	$3,108,874

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF CHANGES IN NET ASSETS

	Brandes International Equity Fund		Brandes Global Equity Fund
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$4,963,119	$22,726,938	$342,866	$979,711
Net realized gain (loss) on:
Investments	(32,292,875)	(7,063,815)	248,528	827,801
Foreign currency transactions	205,590	(700,900)	7,441	(15,285)
Net unrealized appreciation (depreciation) on:
Investments	185,823,319	(175,999,556)	8,625,859	(9,975,356)
Foreign currency transactions	180,857	(241,080)	6,677	(8,435)

Net increase (decrease) in net assets resulting from operations	158,880,010	(161,278,413)	9,231,371	(8,191,564)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	(119,322)	(1,652,905)	(15,307)	(48,584)
Class C	(14,158)	(283,709)	(9,842)	(44,233)
Class I	(1,874,550)	(21,959,633)	(779,308)	(2,627,232)
Class R6	(210,251)	(2,164,915)	N/A	N/A
Return of Capital
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R6	—	—	N/A	N/A

Decrease in net assets from distributions	(2,218,281)	(26,061,162)	(804,457)	(2,720,049)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	88,940,687	155,549,525	1,812,807	4,123,658
Net asset value of shares issued on reinvestment of distributions	2,174,136	25,539,391	799,474	2,702,811
Cost of shares redeemed	(91,232,634)	(190,614,438)	(6,276,471)	(6,640,211)

Net increase (decrease) in net assets from capital share transactions	(117,811)	(9,525,522)	(3,664,190)	186,258

Total increase (decrease) in net assets	156,543,918	(196,865,097)	4,762,724	(10,725,355)

NET ASSETS
Beginning of the Period	461,218,926	658,084,023	36,489,126	47,214,481

End of the Period	$617,762,844	$461,218,926	$41,251,850	$36,489,126

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Brandes Emerging Markets		Brandes International Small
	Value Fund		Cap Equity Fund
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$4,150,800	$31,157,791	$1,633,921	$12,705,911
Net realized gain (loss) on:
Investments	(42,052,637)	(147,485,351)	(4,520,985)	10,322,771
Foreign currency transactions	108,607	(1,097,201)	(51,766)	(356,356)
Net unrealized appreciation (depreciation) on:
Investments	193,827,254	(199,723,228)	89,158,944	(126,328,324)
Foreign currency transactions	3,642	(31,431)	38,073	(81,548)

Net increase (decrease) in net assets resulting from operations	156,037,666	(317,179,420)	86,258,187	(103,737,546)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	—	(6,347,674)	(125,705)	(3,489,657)
Class C	—	(230,284)	(3,928)	(243,386)
Class I	—	(27,374,946)	(800,523)	(16,390,870)
Class R6	—	(1,596,820)	(1,497)	(592,142)
Return of Capital
Class A	—	(131,028)	—	—
Class C	—	(3,375)	—	—
Class I	—	(463,081)	—	—
Class R6	—	(21,696)	—	—

Decrease in net assets from distributions	—	(36,168,904)	(931,653)	(20,716,055)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	93,437,758	306,487,134	19,846,344	41,558,199
Net asset value of shares issued on reinvestment of distributions	—	29,062,823	929,845	20,677,171
Cost of shares redeemed	(156,304,084)	(660,047,927)	(49,437,057)	(105,048,010)

Net increase (decrease) in net assets from capital share transactions	(62,866,326)	(324,497,970)	(28,660,868)	(42,812,640)

Total increase (decrease) in net assets	93,171,340	(677,846,294)	56,665,666	(167,266,241)

NET ASSETS
Beginning of the Period	620,648,183	1,298,494,477	237,567,688	404,833,929

End of the Period	$713,819,523	$620,648,183	$294,233,354	$237,567,688

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Brandes Small Cap Value Fund		Brandes U.S. Value Fund
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$76,045	$59,961	$37,815	$50,758
Net realized gain (loss) on:
Investments	107,718	(528,735)	(28,819)	28,969
Foreign currency transactions	29	454	—	—
Net unrealized appreciation (depreciation) on:
Investments	824,658	(612,750)	703,817	(1,069,727)
Foreign currency transactions	—	15	—	—

Net increase (decrease) in net assets resulting from operations	1,008,450	(1,081,055)	712,813	(990,000)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	(21,628)	(39,140)	(546)	(649)
Class C	N/A	N/A	N/A	N/A
Class I	(97,589)	(130,366)	(66,593)	(48,199)
Class R6	(2,221)	(109)	(2)	(1)
Return of Capital
Class A	—	—	—	—
Class C	N/A	N/A	N/A	N/A
Class I	—	—	—	—
Class R6	—	—	—	—

Decrease in net assets from distributions	(121,438)	(169,615)	(67,141)	(48,849)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,253,961	8,335,910	131,592	5,878,995
Net asset value of shares issued on reinvestment of distributions	120,621	169,533	67,141	48,849
Cost of shares redeemed	(286,480)	(5,504,192)	(510,696)	(270,283)

Net increase (decrease) in net assets from capital share transactions	2,088,102	3,001,251	(311,963)	5,657,561

Total increase (decrease) in net assets	2,975,114	1,750,581	333,709	4,618,712

NET ASSETS
Beginning of the Period	3,880,112	2,129,531	4,618,712	— (1)

End of the Period	$6,855,226	$3,880,112	$4,952,421	$4,618,712

(1)	Commencement of operations on October 1, 2021.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Brandes Core Plus Fixed
	Income Fund
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,024,568	$1,790,420
Net realized gain (loss) on:
Investments	(258,267)	(715,460)
Foreign currency transactions	—	—
Net unrealized appreciation (depreciation) on:
Investments	2,342,573	(10,087,293)
Foreign currency transactions	—	—

Net increase (decrease) in net assets resulting from operations	3,108,874	(9,012,333)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	(12,610)	(29,564)
Class C	N/A	N/A
Class I	(1,004,098)	(1,755,824)
Class R6	(3,008)	(4)
Return of Capital
Class A	—	—
Class C	N/A	N/A
Class I	—	—
Class R6	—	—

Decrease in net assets from distributions	(1,019,716)	(1,785,392)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	13,356,636	19,856,759
Net asset value of shares issued on reinvestment of distributions	1,006,119	1,763,157
Cost of shares redeemed	(14,186,857)	(29,217,438)

Net increase (decrease) in net assets from capital share transactions	175,898	(7,597,522)

Total increase (decrease) in net assets	2,265,056	(18,395,247)

NET ASSETS
Beginning of the Period	60,721,184	79,116,431

End of the Period	$62,986,240	$60,721,184

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Net asset value, end of period

Brandes International Equity Fund
Class A
3/31/2023 (Unaudited)	$12.97	0.13	4.45	4.58	(0.06)	$17.49
9/30/2022	$18.12	0.60	(5.02)	(4.42)	(0.73)	$12.97
9/30/2021	$13.51	0.53	4.54	5.07	(0.46)	$18.12
9/30/2020	$16.02	0.26	(2.40)	(2.14)	(0.37)	$13.51
9/30/2019	$17.71	0.53	(1.59)	(1.06)	(0.63)	$16.02
9/30/2018	$17.48	0.36	0.17	0.53	(0.30)	$17.71
Class C
3/31/2023 (Unaudited)	$12.72	0.06	4.38	4.44	(0.03)	$17.13
9/30/2022	$17.78	0.43	(4.89)	(4.46)	(0.60)	$12.72
9/30/2021	$13.27	0.43	4.47	4.90	(0.39)	$17.78
9/30/2020	$15.76	0.13	(2.33)	(2.20)	(0.29)	$13.27
9/30/2019	$17.47	0.40	(1.58)	(1.18)	(0.53)	$15.76
9/30/2018	$17.30	0.22	0.18	0.40	(0.23)	$17.47
Class I
3/31/2023 (Unaudited)	$13.08	0.15	4.50	4.65	(0.07)	$17.66
9/30/2022	$18.21	0.62	(5.03)	(4.41)	(0.72)	$13.08
9/30/2021	$13.57	0.57	4.57	5.14	(0.50)	$18.21
9/30/2020	$16.07	0.27	(2.37)	(2.10)	(0.40)	$13.57
9/30/2019	$17.76	0.56	(1.60)	(1.04)	(0.65)	$16.07
9/30/2018	$17.52	0.40	0.16	0.56	(0.32)	$17.76
Class R6
3/31/2023 (Unaudited)	$13.18	0.16	4.53	4.69	(0.07)	$17.80
9/30/2022	$18.32	0.63	(5.06)	(4.43)	(0.71)	$13.18
9/30/2021	$13.64	0.57	4.62	5.19	(0.51)	$18.32
9/30/2020	$16.15	0.36	(2.47)	(2.11)	(0.40)	$13.64
9/30/2019	$17.83	0.59	(1.61)	(1.02)	(0.66)	$16.15
9/30/2018	$17.56	0.42	0.18	0.60	(0.33)	$17.83

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	As of June 30, 2019, the expense cap for the class changed from 1.00% to 0.85%.
(7)	As of June 30, 2019, the expense cap for the class changed from 0.82% to 0.75%.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Total return(2)		Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)		Ratio of net investment income to average net assets(3)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

35.35	%(4)	$38.6	1.14	%(5)	1.59	%(5)	1.14	%(5)	1.59	%(5)	8.88	%(4)
(25.05)%		$27.9	1.12%		3.57%		1.13%		3.56%		28.67%
37.55%		$38.2	1.10%		3.03%		1.11%		3.02%		30.41%
(13.42)%		$22.1	1.13%		1.80%		1.14%		1.79%		23.20%
(5.98)%		$32.0	1.16%		3.21%		1.16%		3.21%		14.43%
3.02%		$34.9	1.16%		2.00%		1.16%		2.00%		20.37%

34.94	%(4)	$7.3	1.89	%(5)	0.75	%(5)	1.89	%(5)	0.75	%(5)	8.88	%(4)
(25.64)%		$5.9	1.87%		2.58%		1.88%		2.57%		28.67%
36.90%		$8.8	1.54%		2.51%		1.56%		2.49%		30.41%
(14.06)%		$7.6	1.88%		1.01%		1.89%		1.00%		23.20%
(6.73)%		$13.1	1.91%		2.46%		1.91%		2.46%		14.43%
2.31%		$18.3	1.91%		1.25%		1.91%		1.25%		20.37%

35.59	%(4)	$519.5	0.85	%(5)	1.84	%(5)	0.93	%(5)	1.76	%(5)	8.88	%(4)
(24.83)%		$387.4	0.85%		3.66%		0.93%		3.58%		28.67%
37.87%		$552.2	0.85%		3.25%		0.91%		3.19%		30.41%
(13.13)%		$401.7	0.85%		2.03%		0.94%		1.94%		23.20%
(5.82)%		$622.4	0.94	%(6)	3.43%		0.96	%(6)	3.41%		14.43%
3.23%		$664.7	0.96%		2.20%		0.96%		2.20%		20.37%

35.63	%(4)	$52.3	0.75	%(5)	1.94	%(5)	0.89	%(5)	1.80	%(5)	8.88	%(4)
(24.76)%		$40.1	0.75%		3.69%		0.88%		3.56%		28.67%
38.03%		$58.8	0.75%		3.28%		0.86%		3.17%		30.41%
(13.08)%		$47.8	0.75%		2.35%		0.89%		2.21%		23.20%
(5.69)%		$35.9	0.80	%(7)	3.57%		0.91	%(7)	3.46%		14.43%
3.44%		$24.6	0.82%		2.34%		0.91%		2.25%		20.37%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

			Net
	Net asset		realized and		Dividends	Dividends
	value,	Net	unrealized	Total from	from net	from net
	beginning	investment	gain (loss) on	investment	investment	realized
	of period	income(1)	investments	operations	income	gains

Brandes Global Equity Fund
Class A
3/31/2023 (Unaudited)	$20.42	0.17	5.10	5.27	(0.12)	(0.33)
9/30/2022	$26.53	0.49	(5.09)	(4.60)	(0.61)	(0.90)
9/30/2021	$19.30	0.55	7.54	8.09	(0.56)	(0.30)
9/30/2020	$21.75	0.28	(2.33)	(2.05)	(0.40)	—
9/30/2019	$24.61	0.47	(1.80)	(1.33)	(0.48)	(1.05)
9/30/2018	$24.42	0.43	0.69	1.12	(0.42)	(0.51)
Class C
3/31/2023 (Unaudited)	$20.17	0.08	5.04	5.12	(0.05)	(0.33)
9/30/2022	$26.25	0.29	(5.01)	(4.72)	(0.46)	(0.90)
9/30/2021	$19.16	0.37	7.47	7.84	(0.45)	(0.30)
9/30/2020	$21.60	0.17	(2.35)	(2.18)	(0.26)	—
9/30/2019	$24.45	0.30	(1.78)	(1.48)	(0.32)	(1.05)
9/30/2018	$24.28	0.24	0.69	0.93	(0.25)	(0.51)
Class I
3/31/2023 (Unaudited)	$20.66	0.20	5.17	5.37	(0.15)	(0.33)
9/30/2022	$26.78	0.55	(5.14)	(4.59)	(0.63)	(0.90)
9/30/2021	$19.46	0.64	7.59	8.23	(0.61)	(0.30)
9/30/2020	$21.91	0.38	(2.39)	(2.01)	(0.44)	—
9/30/2019	$24.77	0.53	(1.81)	(1.28)	(0.53)	(1.05)
9/30/2018	$24.57	0.49	0.70	1.19	(0.48)	(0.51)

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return		Net assets, end of period (millions)	Ratio of net expenses to average net assets(2)		Ratio of net investment income to average net assets(2)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$25.24	25.91	%(3)	$0.9	1.25	%(4)	1.42	%(4)	1.43	%(4)	1.24	%(4)	10.25	%(3)
$20.42	(18.30)%		$0.8	1.25%		1.95%		1.42%		1.78%		14.57%
$26.53	42.30%		$0.8	1.25%		2.21%		1.41%		2.05%		20.46%
$19.30	(9.41)%		$0.9	1.25%		1.56%		1.58%		1.23%		17.16%
$21.75	(5.22)%		$1.5	1.25%		2.11%		1.56%		1.81%		12.11%
$24.61	4.68%		$3.4	1.25%		1.72%		1.40%		1.57%		8.89%

$24.91	25.44	%(3)	$0.6	2.00	%(4)	0.67	%(4)	2.18	%(4)	0.49	%(4)	10.25	%(3)
$20.17	(18.91)%		$0.6	2.00%		1.17%		2.17%		1.00%		14.57%
$26.25	41.21%		$0.9	2.00%		1.50%		1.78%		1.72%		20.46%
$19.16	(10.08)%		$0.7	2.00%		0.84%		2.32%		0.52%		17.16%
$21.60	(5.91)%		$1.2	2.00%		1.37%		2.32%		1.05%		12.11%
$24.45	3.88%		$1.6	2.00%		0.97%		2.15%		0.82%		8.89%

$25.55	26.06	%(3)	$39.7	1.00	%(4)	1.67	%(4)	1.22	%(4)	1.45	%(4)	10.25	%(3)
$20.66	(18.08)%		$35.2	1.00%		2.18%		1.22%		1.96%		14.57%
$26.78	42.67%		$45.5	1.00%		2.52%		1.20%		2.32%		20.46%
$19.46	(9.18)%		$28.6	1.00%		1.83%		1.36%		1.47%		17.16%
$21.91	(4.98)%		$33.4	1.00%		2.37%		1.36%		2.00%		12.11%
$24.77	4.95%		$62.6	1.00%		1.97%		1.20%		1.77%		8.89%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

			Net
	Net asset		realized and		Dividends
	value,	Net	unrealized	Total from	from net
	beginning	investment	gain (loss) on	investment	investment
	of period	income(1)	investments	operations	income	Return of capital

Brandes Emerging Markets Value Fund
Class A
3/31/2023 (Unaudited)	$5.92	0.04	1.59	1.63	—	—
9/30/2022	$8.66	0.23	(2.70)	(2.47)	(0.27)	—	(6)
9/30/2021	$7.04	0.18	1.54	1.72	(0.10)	—
9/30/2020	$8.57	0.13	(1.49)	(1.36)	(0.17)	—
9/30/2019	$8.46	0.19	0.07	0.26	(0.15)	—
9/30/2018	$9.47	0.15	(1.01)	(0.86)	(0.15)	—
Class C
3/31/2023 (Unaudited)	$5.86	0.01	1.58	1.59	—	—
9/30/2022	$8.59	0.17	(2.67)	(2.50)	(0.23)	—	(6)
9/30/2021	$7.01	0.14	1.55	1.69	(0.11)	—
9/30/2020	$8.53	0.07	(1.48)	(1.41)	(0.11)	—
9/30/2019	$8.44	0.13	0.06	0.19	(0.10)	—
9/30/2018	$9.43	0.08	(0.99)	(0.91)	(0.08)	—
Class I
3/31/2023 (Unaudited)	$5.96	0.05	1.60	1.65	—	—
9/30/2022	$8.71	0.24	(2.70)	(2.46)	(0.28)	(0.01)
9/30/2021	$7.07	0.20	1.55	1.75	(0.11)	—
9/30/2020	$8.62	0.14	(1.50)	(1.36)	(0.19)	—
9/30/2019	$8.50	0.21	0.08	0.29	(0.17)	—
9/30/2018	$9.51	0.17	(1.01)	(0.84)	(0.17)	—
Class R6
3/31/2023 (Unaudited)	$6.00	0.05	1.62	1.67	—	—
9/30/2022	$8.76	0.23	(2.70)	(2.47)	(0.28)	(0.01)
9/30/2021	$7.11	0.20	1.56	1.76	(0.11)	—
9/30/2020	$8.65	0.16	(1.51)	(1.35)	(0.19)	—
9/30/2019	$8.53	0.23	0.07	0.30	(0.18)	—
9/30/2018	$9.53	0.19	(1.02)	(0.83)	(0.17)	—

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)		Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)		Ratio of net investment income to average net assets(3)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$7.55	27.53	%(4)	$139.1	1.36	%(5)	1.05	%(5)	1.36	%(5)	1.05	%(5)	6.41	%(4)
$5.92	(28.99)%		$137.5	1.33%		2.90%		1.33%		2.90%		23.04%
$8.66	24.41%		$216.2	1.30%		2.02%		1.31%		2.01%		34.97%
$7.04	(16.10)%		$174.2	1.33%		1.75%		1.34%		1.74%		34.39%
$8.57	3.10%		$235.9	1.35%		2.23%		1.35%		2.23%		22.09%
$8.46	(9.14)%		$258.8	1.37%		1.62%		1.34%		1.65%		37.66%

$7.45	27.13	%(4)	$4.6	2.11	%(5)	0.31	%(5)	2.11	%(5)	0.31	%(5)	6.41	%(4)
$5.86	(29.54)%		$5.1	2.08%		2.14%		2.08%		2.14%		23.04%
$8.59	24.01%		$10.3	1.59%		1.66%		1.60%		1.65%		34.97%
$7.01	(16.63)%		$11.1	2.08%		0.90%		2.09%		0.89%		34.39%
$8.53	2.27%		$18.0	2.10%		1.48%		2.10%		1.48%		22.09%
$8.44	(9.70)%		$22.8	2.10%		0.89%		2.09%		0.90%		37.66%

$7.61	27.68	%(4)	$539.4	1.12	%(5)	1.31	%(5)	1.16	%(5)	1.27	%(5)	6.41	%(4)
$5.96	(28.79)%		$457.0	1.12%		3.10%		1.14%		3.08%		23.04%
$8.71	24.71%		$1,003.8	1.12%		2.24%		1.11%		2.25%		34.97%
$7.07	(15.96)%		$834.8	1.12%		1.88%		1.14%		1.86%		34.39%
$8.62	3.41%		$1,117.7	1.12%		2.46%		1.15%		2.43%		22.09%
$8.50	(8.91)%		$1,162.1	1.12%		1.88%		0.14%		1.86%		37.66%

$7.67	27.83	%(4)	$30.8	0.97	%(5)	1.47	%(5)	1.11	%(5)	1.33	%(5)	6.41	%(4)
$6.00	(28.75)%		$21.0	0.97%		2.95%		1.08%		2.84%		23.04%
$8.76	24.74%		$68.1	0.97%		2.32%		1.06%		2.23%		34.97%
$7.11	(15.74)%		$39.1	0.97%		2.07%		1.09%		1.95%		34.39%
$8.65	3.45%		$47.6	0.97%		2.61%		1.10%		2.48%		22.09%
$8.53	(8.74)%		$33.6	0.97%		2.02%		1.08%		1.91%		37.66%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

			Net
	Net asset	Net	realized and		Dividends	Dividends
	value,	investment	unrealized	Total from	from net	from net
	beginning	income	gain (loss) on	investments	investments	realized
	of period	(loss)(1)	investments	operations	income	gains

Brandes International Small Cap Equity Fund
Class A
3/31/2023 (Unaudited)	$9.45	0.06	3.54	3.60	(0.03)	—
9/30/2022	$14.01	0.45	(4.27)	(3.82)	(0.74)	—
9/30/2021	$9.33	0.14	4.69	4.83	(0.15)	—
9/30/2020	$10.22	0.07	(0.88)	(0.81)	(0.08)	—
9/30/2019	$12.10	0.15	(1.60)	(1.45)	(0.30)	(0.13)
9/30/2018	$14.30	0.14	(1.32)	(1.18)	(0.54)	(0.48)
Class C
3/31/2023 (Unaudited)	$9.09	— (6)	3.43	3.43	(0.01)	—
9/30/2022	$13.49	0.33	(4.08)	(3.75)	(0.65)	—
9/30/2021	$9.03	0.10	4.54	4.64	(0.18)	—
9/30/2020	$9.94	(0.01)	(0.85)	(0.86)	(0.05)	—
9/30/2019	$11.81	0.06	(1.55)	(1.49)	(0.25)	(0.13)
9/30/2018	$14.03	0.04	(1.28)	(1.24)	(0.50)	(0.48)
Class I
3/31/2023 (Unaudited)	$9.50	0.07	3.58	3.65	(0.04)	—
9/30/2022	$14.09	0.47	(4.29)	(3.82)	(0.77)	—
9/30/2021	$9.37	0.15	4.73	4.88	(0.16)	—
9/30/2020	$10.25	0.09	(0.88)	(0.79)	(0.09)	—
9/30/2019	$12.14	0.17	(1.61)	(1.44)	(0.32)	(0.13)
9/30/2018	$14.35	0.17	(1.32)	(1.15)	(0.58)	(0.48)
Class R6
3/31/2023 (Unaudited)	$9.54	0.09	3.58	3.67	(0.04)	—
9/30/2022	$14.14	0.59	(4.40)	(3.81)	(0.79)	—
9/30/2021	$9.39	0.17	4.74	4.91	(0.16)	—
9/30/2020	$10.27	0.07	(0.86)	(0.79)	(0.09)	—
9/30/2019	$12.15	0.18	(1.61)	(1.43)	(0.32)	(0.13)
9/30/2018	$14.36	0.18	(1.33)	(1.15)	(0.58)	(0.48)

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)		Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)		Ratio of net investment income to average net assets(3)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$13.02	38.19	%(4)	$48.7	1.38	%(5)	0.98	%(5)	1.38	%(5)	0.98	%(5)	12.96	%(4)
$9.45	(28.26)%		$37.8	1.36%		3.73%		1.36%		3.73%		38.17%
$14.01	51.91%		$68.0	1.32%		1.10%		1.33%		1.09%		26.16%
$9.33	(7.95)%		$35.8	1.35%		0.77%		1.36%		0.76%		39.28%
$10.22	(12.04)%		$43.5	1.35%		1.34%		1.35%		1.34%		22.52%
$12.10	(8.88)%		$80.9	1.30%		1.05%		1.30%		1.05%		21.97%

$12.51	37.63	%(4)	$3.1	2.13	%(5)	0.05	%(5)	2.13	%(5)	0.05	%(5)	12.96	%(4)
$9.09	(28.71)%		$3.2	2.11%		2.88%		2.11%		2.88%		38.17%
$13.49	51.52%		$5.3	1.49%		0.86%		1.50%		0.85%		26.16%
$9.03	(8.64)%		$4.5	2.11%		(0.06)%		2.12%		(0.07)%		39.28%
$9.94	(12.69)%		$6.9	2.10%		0.59%		2.10%		0.59%		22.52%
$11.81	(9.55)%		$14.5	2.05%		0.30%		2.05%		0.30%		21.97%

$13.11	38.33	%(4)	$241.9	1.15	%(5)	1.26	%(5)	1.17	%(5)	1.24	%(5)	12.96	%(4)
$9.50	(28.04)%		$196.2	1.15%		3.85%		1.16%		3.84%		38.17%
$14.09	52.15%		$318.0	1.12%		1.23%		1.13%		1.22%		26.16%
$9.37	(7.69)%		$260.8	1.15%		0.93%		1.16%		0.92%		39.28%
$10.25	(11.93)%		$414.8	1.15%		1.54%		1.15%		1.54%		22.52%
$12.14	(8.70)%		$963.8	1.10%		1.25%		1.10%		1.25%		21.97%

$13.17	38.54	%(4)	$0.5	1.00	%(5)	1.58	%(5)	1.13	%(5)	1.45	%(5)	12.96	%(4)
$9.54	(28.00)%		$0.3	1.00%		4.53%		1.10%		4.43%		38.17%
$14.14	52.39%		$13.5	1.00%		1.37%		1.08%		1.29%		26.16%
$9.39	(7.72)%		$10.5	1.00%		0.83%		1.12%		0.71%		39.28%
$10.27	(11.80)%		$20.4	1.00%		1.69%		1.10%		1.59%		22.52%
$12.15	(8.64)%		$72.5	1.00%		1.35%		1.05%		1.30%		21.97%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

			Net
	Net asset		realized and		Dividends	Dividends
	value,	Net	unrealized	Total from	from net	from net
	beginning	investment	gain (loss) on	investment	investment	realized
	of period	income(1)	investments	operations	income	gains

Brandes Small Cap Value Fund
Class A
3/31/2023 (Unaudited)	$10.40	0.16	2.26	2.42	(0.25)	(0.01)
9/30/2022	$13.22	0.20	(2.30)	(2.10)	(0.21)	(0.51)
9/30/2021	$8.52	0.02	4.51	4.53	0.17	—
9/30/2020	$8.58	0.15	(0.16)	(0.01)	(0.05)	—
9/30/2019	$10.27	0.05	(0.95)	(0.90)	(0.10)	(0.69)
1/2/2018(7) – 9/30/2018	$10.00	0.02	0.27	0.29	(0.02)	—
Class I
3/31/2023 (Unaudited)	$10.52	0.18	2.28	2.46	(0.25)	(0.01)
9/30/2022	$13.34	0.19	(2.28)	(2.09)	(0.22)	(0.51)
9/30/2021	$8.58	0.09	4.50	4.59	0.17	—
9/30/2020	$8.62	0.14	(0.13)	0.01	(0.05)	—
9/30/2019	$10.27	0.07	(0.92)	(0.85)	(0.11)	(0.69)
1/2/2018(7) – 9/30/2018	$10.00	0.04	0.27	0.31	(0.04)	—
Class R6
3/31/2023 (Unaudited)	$9.88	0.16	2.15	2.31	(0.25)	(0.01)
9/30/2022	$12.53	0.20	(2.13)	(1.93)	(0.21)	(0.51)
9/30/2021	$8.00	0.18	4.18	4.36	0.17	—
9/30/2020	$7.97	0.26	(0.18)	0.08	(0.05)	—
9/30/2019	$10.32	0.09	(1.63)	(1.54)	(0.12)	(0.69)
1/2/2018(7) – 9/30/2018	$10.00	0.05	0.31	0.36	(0.04)	—

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	Amount is less than $50,000.
(7)	Commencement of operations.
(8)	The total return figure is the since inception return for the class.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)		Net assets, end of period (millions)		Ratio of net expenses to average net assets(3)		Ratio of net investment income to average net assets(3)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$12.56	23.37	%(4)	$1.5		1.15	%(5)	2.71	%(5)	3.23	%(5)	0.63	%(5)	14.86	%(4)
$10.40	(16.84)%		$0.7		1.15%		1.64%		4.66%		(1.87)%		160.46%
$13.22	57.55%		$0.5		1.15%		0.19%		5.78%		(4.44)%		90.71%
$8.52	(0.02)%		$—	(6)	1.15%		1.06%		27.37%		(25.16)%		80.65%
$8.58	(8.53)%		$—	(6)	1.15%		0.55%		7.18%		(5.48)%		54.30%
$10.27	2.92	%(8)	$0.1		1.15	%(5)	0.28	%(5)	3.21	%(5)	(1.78	)%(5)	41.02	%(4)

$12.72	23.52	%(4)	$5.3		0.90	%(5)	2.96	%(5)	3.03	%(5)	0.83	%(5)	14.86	%(4)
$10.52	(16.66)%		$3.1		0.90%		1.50%		4.25%		(1.85)%		160.46%
$13.34	58.09%		$1.6		0.90%		0.70%		6.66%		(5.06)%		90.71%
$8.58	0.10%		$0.5		0.90%		1.65%		30.12%		(27.57)%		80.65%
$8.62	(8.13)%		$0.5		0.90%		0.81%		4.18%		(2.47)%		54.30%
$10.27	3.09	%(8)	$5.4		0.90	%(5)	0.53	%(5)	3.67	%(5)	(2.24	)%(5)	41.02	%(4)

$11.93	23.66	%(4)	$0.1		0.72	%(5)	2.89	%(5)	2.99	%(5)	0.62	%(5)	14.86	%(4)
$9.88	(16.50)%		$0.1		0.72%		1.86%		3.58%		(1.00)%		160.46%
$12.53	59.25%		$—	(6)	0.72%		0.86%		6.62%		(5.04)%		90.71%
$8.00	1.11%		$—	(6)	0.72%		0.87%		29.17%		(27.58)%		80.65%
$7.97	(15.36)%		$—	(6)	0.72%		0.98%		3.16%		(1.46)%		54.30%
$10.32	3.63	%(8)	$4.8		0.72	%(5)	0.71	%(5)	2.99	%(5)	(1.56	)%(5)	41.02	%(4)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

			Net
	Net asset		realized and		Dividends	Dividends
	value,	Net	unrealized	Total from	from net	from net
	beginning	investment	gain (loss) on	investment	investment	realized
	of period	income(1)	investments	operations	income	gains

Brandes U.S. Value Fund
Class A
3/31/2023 (Unaudited)	$8.74	0.06	1.29	1.35	(0.07)	(0.06)
10/1/2021(7) – 9/30/2022	$10.00	0.12	(1.25)	(1.13)	(0.12)	(0.01)
Class I
3/31/2023 (Unaudited)	$8.73	0.08	1.28	1.36	(0.07)	(0.06)
10/1/2021(7) – 9/30/2022	$10.00	0.15	(1.29)	(1.14)	(0.12)	(0.01)
Class R6
3/31/2023 (Unaudited)	$8.75	0.08	1.29	1.37	(0.07)	(0.06)
10/1/2021(7) – 9/30/2022	$10.00	0.14	(1.27)	(1.13)	(0.11)	(0.01)

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Not annualized.
(5)	Amount is less than $50,000.
(6)	Annualized.
(7)	Commencement of operations.
(8)	The total return figure is the since inception return for the class.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)		Net assets, end of period (millions)		Ratio of net expenses to average net assets(3)		Ratio of net investment income to average net assets(3)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$9.96	15.47	%(4)	$—	(5)	0.95	%(6)	1.26	%(6)	3.64	%(6)	(1.43	)%(6)	4.76	%(4)
$8.74	(11.39	)%(8)	$—	(5)	0.95	%(6)	1.20	%(6)	3.34	%(6)	(1.19	)%(6)	14.62	%(4)

$9.96	15.64	%(4)	$4.9		0.70	%(6)	1.50	%(6)	3.44	%(6)	(1.24	)%(6)	4.76	%(4)
$8.73	(11.44	)%(8)	$4.6		0.70	%(6)	1.53	%(6)	4.12	%(6)	(1.89	)%(6)	14.62	%(4)

$9.99	15.72	%(4)	$—	(5)	0.60	%(6)	1.54	%(6)	3.38	%(6)	(1.24	)%(6)	4.76	%(4)
$8.75	(11.39	)%(8)	$—	(5)	0.60	%(6)	1.40	%(6)	12.14	%(6)	(10.14	)%(6)	14.62	%(4)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

			Net
			realized			Net
			and			asset
	Net asset		unrealized		Dividends	value,
	value,	Net	gain	Total from	from net	end
	beginning	investment	(loss) on	investment	investment	of	Total
	of period	income(1)	investments	operations	income	period	return(2)

Brandes Core Plus Fixed Income Fund
Class A
3/31/2023 (Unaudited)	$7.98	0.13	0.29	0.42	(0.13)	$8.27	5.32	%(4)
9/30/2022	$9.35	0.20	(1.36)	(1.16)	(0.21)	$7.98	(12.55)%
9/30/2021	$9.52	0.18	(0.12)	0.06	(0.23)	$9.35	0.67%
9/30/2020	$9.18	0.19	0.34	0.53	(0.19)	$9.52	5.89%
9/30/2019	$8.85	0.24	0.33	0.57	(0.24)	$9.18	6.56%
9/30/2018	$9.18	0.23	(0.33)	(0.10)	(0.23)	$8.85	(1.08)%
Class I
3/31/2023 (Unaudited)	$8.06	0.14	0.29	0.43	(0.14)	$8.35	5.39	%(4)
9/30/2022	$9.43	0.23	(1.37)	(1.14)	(0.23)	$8.06	(12.25)%
9/30/2021	$9.60	0.21	(0.13)	0.08	(0.25)	$9.43	0.89%
9/30/2020	$9.26	0.22	0.33	0.55	(0.21)	$9.60	6.07%
9/30/2019	$8.92	0.26	0.34	0.60	(0.26)	$9.26	6.85%
9/30/2018	$9.25	0.25	(0.33)	(0.08)	(0.25)	$8.92	(0.85)%
Class R6
3/31/2023 (Unaudited)	$8.06	0.15	0.30	0.45	(0.16)	$8.35	5.59	%(4)
9/30/2022	$9.43	0.33	(1.37)	(1.04)	(0.33)	$8.06	(11.26)%
9/30/2021	$9.60	0.34	(0.13)	0.21	(0.38)	$9.43	2.23%
9/30/2020	$9.26	0.29	0.34	0.63	(0.29)	$9.60	6.89%
9/30/2019	$8.93	0.09	0.56	0.65	(0.32)	$9.26	7.40%
10/10/2017(10) – 9/30/2018	$9.25	0.06	(0.06)	—	(0.32)	$8.93	0.04	%(11)

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	As of August 24, 2020, the expense cap for the class changed from 0.70% to 0.50%.
(7)	As of August 24, 2020, the expense cap for the class changed from 0.50% to 0.30%.
(8)	Amount is less than $50,000.
(9)	As of August 24, 2020, the expense cap for the class changed from 0.35% to 0.30%.
(10)	Commencement of operations.
(11)	The total return figure is the since inception return for the class.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net assets, end of period (millions)		Ratio of net expenses to average net assets(3)		Ratio of net investment income to average net assets(3)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$0.8		0.50	%(5)	3.26	%(5)	0.90	%(5)	2.86	%(5)	9.67	%(4)
$0.8		0.50%		2.30%		0.86%		1.94%		25.44%
$1.0		0.50%		1.95%		0.83%		1.62%		27.13%
$1.2		0.68	%(6)	2.30%		0.86%		2.12%		20.59%
$3.2		0.70%		2.72%		0.93%		2.49%		18.54%
$1.8		0.70%		2.57%		0.87%		2.40%		47.73%

$61.6		0.30	%(5)	3.47	%(5)	0.67	%(5)	3.10	%(5)	9.67	%(4)
$60.0		0.30%		2.59%		0.66%		2.23%		25.44%
$78.1		0.30%		2.23%		0.63%		1.90%		27.13%
$85.6		0.48	%(7)	2.41%		0.65%		2.24%		20.59%
$83.4		0.50%		2.91%		0.73%		2.68%		18.54%
$89.7		0.50%		2.78%		0.68%		2.60%		47.73%

$0.6		0.30	%(5)	3.57	%(5)	0.65	%(5)	3.22	%(5)	9.67	%(4)
$—	(8)	0.30%		3.73%		0.30%		3.73%		25.44%
$—	(8)	0.30%		3.54%		0.30%		3.54%		27.13%
$—	(8)	0.30	%(9)	3.19%		0.30%		3.19%		20.59%
$—	(8)	0.35%		0.97%		0.35%		0.97%		18.54%
$—	(8)	0.35	%(5)	0.69	%(5)	0.35	%(5)	0.69	%(5)	47.73	%(4)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The Brandes International Equity Fund (the “International Fund”), the Brandes Global Equity Fund (the “Global Fund”), the Brandes Emerging Markets Value Fund (the “Emerging Markets Fund”), the Brandes International Small Cap Equity Fund (the “International Small Cap Fund”), the Brandes Small Cap Value Fund (the “Small Cap Value Fund”), the Brandes U.S. Value Fund (the “U.S. Value Fund”) and the Brandes Core Plus Fixed Income Fund (the “Core Plus Fund”) (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company.

The International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Small Cap Value Fund, U.S. Value Fund and Core Plus Fund began operations on January 2, 1997, October 6, 2008, January 31, 2011, February 1, 2012, January 2, 2018, October 1, 2021 and December 28, 2007, respectively. Prior to January 31, 2011 for the Emerging Markets Fund, February 1, 2012 for the International Small Cap and January 2, 2018 for the Small Cap Value Fund, these Funds’ portfolios were managed as private investment funds with investment objectives, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund, International Small Cap Fund and Small Cap Value Fund, respectively.

The International Fund, Emerging Markets Fund and International Small Cap Fund have four classes of shares: Class A, Class C, Class I and Class R6. The Global Fund has three classes of shares: Class A, Class C and Class I. The Small Cap Value Fund, U.S. Value Fund and Core Plus Fund have three classes of shares: Class A, Class I and Class R6.

The International Fund and Global Fund invest their assets primarily in equity securities of issuers with market capitalizations greater than $5 billion. The International, International Small Cap and Emerging Markets Funds invest their assets in securities of foreign companies, while the Global Fund invests its assets in securities of foreign and domestic companies. The Small Cap Value Fund invests primarily in U.S. equity securities of issuers with market capitalizations $5 billion or less. The U.S. Value Fund invests primarily in U.S. equity securities of issuers with market capitalizations greater than $5 billion. The Core Plus Fund invests predominantly in debt securities issued by U.S. and foreign companies and debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services-Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

A.

Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. If the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At March 31, 2023, the Funds did not invest in repurchase agreements.

B.

Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.	Delayed Delivery Securities. The Funds may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to

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NOTES TO FINANCIAL STATEMENTS — (continued)

securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities changes, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Funds did not have any open commitments on delayed delivery securities as of March 31, 2023.

D.

Zero Coupon Bonds. The Funds may invest without limit in so-called zero coupon bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Because zero coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment, if any, from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

E.

Participatory Notes. The International, Global, Emerging Markets, International Small Cap, Small Cap Value and U.S. Value Funds may invest in participatory notes. Participatory notes are derivative securities which are designed to provide synthetic exposure to one or more underlying securities, subject to the credit risk of the issuing financial institution.

Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Trust. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them and generally are issued as an actual note from the financial intermediary or an equity linked warrant (commonly known as a low exercise price option). The Trust is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

the issuer of the securities underlying such participatory note. The investment advisor has established guidelines for monitoring participatory note exposure for the Funds. Prior to investment in a participatory note, the investment advisor will complete an analysis of the prospective counterparties and once purchased, will continue to monitor creditworthiness on a quarterly basis. The investment advisor requires a minimum credit rating for such counterparties (as determined by rating agencies such as Moody’s, Fitch and S&P) of A.

The Funds record counterparty credit risk valuation adjustments, if material, on the participatory notes in order to appropriately reflect the credit quality of the counterparty.

The International, Global, Emerging Markets, International Small Cap, Small Cap Value and U.S. Value Funds did not invest in any participatory notes at March 31, 2023.

F.

Investment Transactions, Dividends and Distributions. Investment transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the investment received. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods. The Funds amortize premiums and accrete discounts using the constant yield method.

G.

Concentration of Risk. As of March 31, 2023, the International, Global, Emerging Markets and International Small Cap Funds held significant portions of their assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International, Global, Emerging Markets and International Small Cap Funds’ net assets. The investment advisor monitors these off-balance sheet risks.

H.	Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

I.

Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially.

To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of March 31, 2023, the Global Fund, Emerging Markets Fund, International Small Cap Fund, Small Cap Value Fund, U.S. Value Fund, and Core Plus Fund did not have any securities on loan. The International Fund had securities on loan as of March 31, 2023. The market value of securities loaned is $9,774,512 and received non-cash collateral for the loans in the amounts of $10,720,122. Non-cash collateral received by a Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

J.

Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust has indemnified its trustees against any expenses actually and reasonably incurred by the trustees in any proceeding arising out of or in connection with the trustees’ service to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

K.

Accounting for Uncertainty in Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust analyzes all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Funds are those that are open for exam by taxing authorities (2019 through 2022). As of March 31, 2023 the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year ended September 30, 2022.

The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

L.

Fair Value Measurements. The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1—Fair value measurement within Level 1 should be based on an unadjusted quoted price in an active market that the Funds have the ability to access for the asset or liability at the measurement date. Because a quoted price alone forms the basis for the measurement, the access requirement within Level 1 limits discretion in pricing the asset or liability, including in situations in which there are multiple markets for the asset or liability with different prices and no single market represents a principal market for the asset or liability. Importantly, the FASB has indicated that when a quoted price in an active market for a security is available, that price should be used to measure fair value without regard to an entity’s intent to transact at that price.

Level 2—Fair value measurement within Level 2 should be based on all inputs other than unadjusted quoted prices included within Level 1 that are observable for the asset or liability. Other significant observable market inputs include quoted prices for similar instruments in active markets, quoted adjusted prices in active markets, quoted prices for identical or similar

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

instruments in markets that are not active, and model derived valuations in which the majority of significant inputs and significant value drivers are observable in active markets.

Level 3—Fair value measurement within Level 3 should be based on unobservable inputs in such cases where markets do not exist or are illiquid. Significant unobservable inputs include model derived valuations in which the majority of significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

M.

Security Valuation. Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Equity securities traded on an exchange for which there have been no sales on the valuation date are generally valued at the mean between last bid and ask price on such day and are categorized as Level 2 of the fair value hierarchy, or are fair valued by the Advisor.

Investments in registered open-end management investment companies are valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. As of March 31, 2023, the International Fund, Global Fund, Emerging Markets Fund and International Small Cap Fund had securities with market values of $537,194,991,

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

$20,174,320, $487,912,662 and $161,299,415 that represent 86.96%, 48.91%, 68.35%, and 54.82% of each Fund’s net assets, respectively, that were fair valued using these valuation adjustments.

Fixed income securities (other than repurchase agreements and demand notes) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, fixed income securities purchased on a delayed delivery basis and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Rights that are traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchange is open. A right is a privilege offered by a corporation to its shareholders pro rata to subscribe to a certain security at a specified price, often for a short period. Rights may or may not be transferable. Rights that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market based yield spreads for each tranche, and current market data and incorporate packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless Brandes Investment Partners, L.P. (the “Advisor”) determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust). Repurchase agreements and demand notes that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

The Board of Trustees has designated the Advisor as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Advisor is generally responsible for overseeing the day-to-day valuation processes and the Board of Trustees oversees the Advisor in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. The Advisor is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The securities fair valued by the Advisor are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

The following is a summary of the level inputs used, as of March 31, 2023, involving the Funds’ assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total

Investments in Securities
International Fund
Common Stocks
Communication Services	$6,266,056	$45,295,658	$—	$51,561,714
Consumer Discretionary	—	63,404,739	—	63,404,739
Consumer Staples	6,689,096	93,742,954	—	100,432,050
Energy	—	30,974,794	—	30,974,794
Financials	—	97,586,001	—	97,586,001
Health Care	—	95,017,165	—	95,017,165
Industrials	15,223,330	23,239,803	—	38,463,133
Materials	11,899,194	32,602,254	—	44,501,448
Real Estate	11,782,665	—	—	11,782,665
Technology	—	34,583,991	—	34,583,991
Utilities	—	11,586,007	—	11,586,007

Total Common Stocks	51,860,341	528,033,366	—	579,893,707

Preferred Stocks
Energy	9,224,174	—	—	9,224,174
Health Care	—	9,161,625	—	9,161,625

Total Preferred Stocks	9,224,174	9,161,625	—	18,385,799

Short-Term Investments	14,695,247	—	—	14,695,247

Total Investments in Securities	$75,779,762	$537,194,991	$—	$612,974,753

Global Fund
Common Stocks
Communication Services	$1,169,100	$1,562,252	$—	$2,731,352
Consumer Discretionary	294,246	4,521,020	—	4,815,266
Consumer Staples	467,352	1,574,896	—	2,042,248
Energy	1,339,543	2,650,429	—	3,989,972
Financials	6,623,265	3,006,826	—	9,630,091
Health Care	5,235,709	2,196,731	—	7,432,440
Industrials	2,463,252	1,007,080	—	3,470,332
Materials	—	1,165,931	—	1,165,931
Real Estate	741,072	—	—	741,072
Technology	2,097,811	1,920,939	—	4,018,750
Utilities	—	539,211	—	539,211

Total Common Stocks	20,431,350	20,145,315	—	40,576,665

Preferred Stocks
Health Care	260,286	—	—	260,286
Technology	—	29,006	—	29,006

Total Preferred Stocks	260,286	29,006	—	289,292

Short-Term Investments	448,922	—	—	448,922

Total Investments in Securities	$21,140,558	$20,174,321	$—	$41,314,879

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total

Emerging Markets Fund
Common Stocks
Communication Services	$23,289,153	$36,967,971	$—	$60,257,124
Consumer Discretionary	181,033	140,359,633	—	140,540,666
Consumer Staples	25,916,674	22,827,285	—	48,743,959
Energy	—	—	—	—
Financials	8,213,684	124,256,981	—	132,470,665
Health Care	—	12,948,017	—	12,948,017
Industrials	57,540,964	—	—	57,540,964
Materials	19,677,559	21,992,603	—	41,670,162
Real Estate	35,701,668	—	—	35,701,668
Technology	—	131,443,130	—	131,443,130
Utilities	22,684,439	8,098,711	—	30,783,150

Total Common Stocks	193,205,174	498,894,331	—	692,099,505

Preferred Stocks
Energy	11,261,293	—	—	11,261,293
Short-Term Investments	7,575,616	—	—	7,575,616

Total Investments in Securities	$212,042,083	$498,894,331	$—	$710,936,414

International Small Cap Fund
Common Stocks
Communication Services	$13,434,741	$11,880,313	$—	$25,315,054
Consumer Discretionary	7,970,374	12,403,926	—	20,374,300
Consumer Staples	7,755,771	35,232,244	—	42,988,015
Energy	4,162,062	—	—	4,162,062
Financials	16,217,722	26,210,982	—	42,428,704
Health Care	5,371,316	12,491,266	—	17,862,582
Industrials	31,319,966	36,939,366	—	68,259,332
Materials	1,826,360	17,934,951	—	19,761,311
Real Estate	19,627,379	—	—	19,627,379
Technology	—	8,791,204	—	8,791,204
Utilities	11,555,946	—	—	11,555,946

Total Common Stocks	119,241,637	161,884,252	—	281,125,889

Preferred Stocks
Health Care	5,701,233	5,639,900	—	11,341,133
Investment Companies
Financials	1,569,513	—	—	1,569,513
Short-Term Investments	2,726,706	—	—	2,726,706

Total Investments in Securities	$129,239,089	$167,524,152	$—	$296,763,241

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total

Small Cap Value Fund
Common Stocks
Consumer Discretionary	$160,004	$—	$—	$160,004
Consumer Staples	370,566	—	—	370,566
Energy	583,056	—	—	583,056
Financials	588,845	—	—	588,845
Health Care	1,132,697	—	14,500	1,147,197
Industrials	2,428,577	—	—	2,428,577
Materials	75,807	125,728	—	201,535
Real Estate	208,881	—	—	208,881
Technology	615,036	—	—	615,036

Total Common Stocks	6,163,469	125,728	14,500	6,303,697

Investment Companies
Financials	115,692	—	—	115,692
Short-Term Investments	435,504	—	—	435,504

Total Investments in Securities	$6,714,665	$125,728	$14,500	$6,854,893

U.S. Value Fund
Common Stocks
Communication Services	$475,170	$—	$—	$475,170
Consumer Discretionary	159,749	—	—	159,749
Consumer Staples	103,358	—	—	103,358
Energy	398,214	—	—	398,214
Financials	1,382,262	—	—	1,382,262
Health Care	1,023,701	—	—	1,023,701
Industrials	496,890	—	—	496,890
Materials	46,137	—	—	46,137
Technology	765,739	—	—	765,739

Total Common Stocks	4,851,220	—	—	4,851,220

Short-Term Investments	85,053	—	—	85,053

Total Investments in Securities	$4,936,273	$—	$—	$4,936,273

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total

Core Plus Fund
Common Stocks
Consumer Discretionary	$553	$—	$—	$553
Asset Backed Securities	—	1,015,719	—	1,015,719
Corporate Bonds	—	20,731,185	—	20,731,185
Government Securities	—	33,109,877	—	33,109,877
Convertible Bonds
Technology	—	805,676	—	805,676
Foreign Issuer Bonds
Materials	—	422,571	—	422,571
Telecommunications	—	819,267	—	819,267

Total Foreign Issuer Bonds	—	1,241,838	—	1,241,838

Mortgage Backed Securities	—	2,712,617	—	2,712,617
Short-Term Investments	1,129,976	—	—	1,129,976

Total Investments in Securities	$1,130,529	$59,616,912	$—	$60,747,441

There were no Level 3 securities in the Global, International Small Cap, U.S. Value and Core Plus Funds at the beginning or during the period presented.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value in the International Fund:

	Balance As Of September 30, 2022	Realized Gain (Loss)	Change In Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out Of Level 3	Balance As Of March 31, 2023

Preferred Stocks

Russia	$777,985	$—	$(777,985)	$—	$—	$—	$—	$—

Common Stocks

Russia	317,960	—	(317,960)	—	—	—	—	—

Total	$1,095,945	$—	$(1,095,945)	$—	$—	$—	$—	$—

The International fund held two level 3 securities with a fair value of $0 as of March 31, 2023 that were valued using prices provided by the Fund’s investment advisor.

	Fair Value at March 31, 2023	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)

Preferred Stocks

Russia	$—	Market Approach	Market DiscountRate	100%

Common Stocks

Russia	—	Market Approach	Market DiscountRate	100%

The significant unobservable inputs that can be used in the fair value measurement are: Market Discount Rate. Significant decreases (increase) in Market Discount Rate would have resulted in a significantly higher (lower) fair value measurement.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value in the Emerging Markets Fund:

	Balance As Of September 30, 2022	Realized Gain (Loss)	Change In Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out Of Level 3	Balance As Of March 31, 2023

Common Stocks

Russia	$4,843,557	$—	$(4,843,557)	$—	$—	$—	$—	$—

Total	$4,843,557	$—	$(4,843,557)	$—	$—	$—	$—	$—

The Emerging Market fund held five level 3 securities with a fair value of $0 as of March 31, 2023 that were valued using prices provided by the Fund’s investment advisor.

	Fair Value at March 31, 2023	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)

Common Stocks
Russia	$—	Market Approach	Market DiscountRate	100%

The significant unobservable inputs that can be used in the fair value measurement are: Market Discount Rate. Significant decreases (increase) in Market Discount Rate would have resulted in a significantly higher (lower) fair value measurement.

	Balance As Of September 30, 2022	Realized Gain (Loss)	Change In Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out Of Level 3	Balance As Of March 31, 2023

Common Stocks

United States	$16,917	$—	$(2,917)	$—	$—	$—	$—	$14,500

Total	$16,917	$—	$(2,917)	$—	$—	$—	$—	$14,500

The Small Cap Value Fund held one level 3 security with a fair value of $14,500 as of March 31, 2023. The valuation technique used for this security was the last observable price and the unobservable input used was management’s estimate of net liquidation value.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.

Advisor Fee. The Advisor provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel, needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee. The Advisor received a monthly fee at the annual rate of 0.75% of the first $2.5 billion of average daily net assets, 0.70% on average daily net assets from $2.5 billion to $5.0 billion, and 0.67% of the average daily net assets greater than $5.0 billion, of the International Fund. The Advisor received a monthly fee at the annual rate of 0.95% of the first $2.5 billion of average daily net assets, 0.90% on average

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

daily net assets from $2.5 billion to $5.0 billion, and 0.85% of the amount of average daily net assets greater than $5.0 billion, of the Emerging Markets Fund. The Advisor received a monthly fee at the annual rate of 0.95% of the first $1.0 billion of average daily net assets, and 0.90% of the average daily net assets greater than $1.0 billion, of the International Small Cap Fund. The Global Fund, Small Cap Value Fund, U.S. Value Fund, and Core Plus Fund incurred a monthly fee at the annual rate of 0.80%, 0.70%, 0.55%, and 0.35% based upon their average daily net assets, respectively. The Advisor has contractually agreed to limit the Management Fee of each share class of the Core Plus Fund to 0.30% pursuant to an Investment Advisory Fee Waiver Agreement in effect until January 28, 2024. For the six months ended March 31, 2023, the Core Plus fund had $14,807 in advisory fees waived. These waived fees are not eligible for recoupment. For the six months ended March 31, 2023, the International Fund, the Global Fund, the Emerging Markets Fund, the International Small Cap Fund, the Small Cap Value Fund, the U.S. Value Fund and the Core Plus Fund incurred $2,048,908, $166,212, $3,145,872, $1,293,846, $18,235, $13,843, and $103,649 in advisory fees, respectively.

Certain officers and trustees of the Trust are also officers of the Advisor and receive no compensation directly from the Funds for serving in their role.

The Funds are responsible for their own operating expenses. The Advisor contractually agreed to limit each Fund’s annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 28, 2024 (the “Expense Cap Agreement”):

Fund	Class A	Class C	Class I	Class R6

International Fund	1.20%	1.95%	0.85%	0.75%
Global Fund	1.25%	2.00%	1.00%	0.82%	*
Emerging Markets Fund	1.37%	2.12%	1.12%	0.97%
International Small Cap Fund	1.40%	2.15%	1.15%	1.00%
Small Cap Value Fund	1.15%	N/A	0.90%	0.72%
U.S. Value Fund	0.95%	N/A	0.70%	0.60%
Core Plus Fund	0.50%	N/A	0.30%	0.30%

*  This class is not active.

The Funds may incur additional expenses not covered under the Expense Cap Agreement. These expenses include acquired fund fees and expenses, taxes, interest, broker commissions, and proxy expenses or other extraordinary expenses.

Any reimbursements of fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within the expense limit specified in its Expense Cap Agreement.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Under the Expense Cap Agreement that was in place during the period covered by this report, any such repayment must be made before the end of the thirty-six months after the month in which the related reimbursement or waiver occurred. The Trust has agreed to repay the expense reimbursement to the Advisor. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. For the six months ended March 31, 2023, the Advisor waived expenses and/or reimbursed the Funds $222,370, $44,896, $91,270, $17,332, $55,508, $68,850, and $94,010 for the International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Small Cap Value Fund, U.S. Value Fund and Core Plus Fund, respectively. Repayment rights expire as follows:

Fund	Six Months Ended September 30, 2023	Year Ended September 30, 2024	Year Ended September 30, 2025	Six Months Ended March 31, 2026

International Fund	$140,962	$311,474	$440,163	$222,370
Global Fund	31,142	78,902	96,460	44,896
Emerging Markets Fund	123,287	56,334	141,383	91,270
International Small Cap Fund	1,855	8,859	25,090	17,332
Small Cap Value Fund	60,262	100,743	132,842	55,508
U.S. Value Fund	—	—	89,215	68,850
Core Plus Fund	53,946	216,372	211,363	94,010

The Advisor did not recoup any fees previously waived or reimbursed for the International Fund, Global Fund, Emerging Markets, International Small Cap Fund, Small Cap Value Fund, U.S. Value Fund and Core Plus Fund.

B.

Administration Fee. The Northern Trust Company (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For these services, each Fund pays the administrator monthly a fee accrued daily and based on the Fund’s average daily net assets. The Funds may also reimburse the Administrator for out-of-pocket expenses incurred by the Administrator in the performance of its duties. The amounts paid directly to the Administrator by the Funds for administrative services are included in the Administration fees in the Statements of Operations.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

C.

Distribution and Servicing Fees. ALPS Distributors, Inc. (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. A portion of the Funds’ distribution expenses is paid by the Advisor.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A and C shares. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with sales of such Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% and 0.75% of the average daily net assets of each Fund’s Class A and C shares, respectively. During the six months ended March 31, 2023, the Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class C shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees. For the six months ended March 31, 2023, the following Funds incurred expenses pursuant to the Plan:

Fund	Class A	Class C

International Fund	$41,049	$26,610
Global Fund	1,029	2,580
Emerging Markets Fund	167,159	20,237
International Small Cap Fund	54,034	12,894
Small Cap Value Fund	1,150	N/A
U.S. Value Fund	51	N/A
Core Plus Fund	971	N/A

The Funds have adopted a Shareholder Service Plan for Class C, and have authorized sub-transfer agency fee payments for Class I, to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals, as shareholder servicing agents of the Funds, an annual fee for non-distribution sub-transfer agent and/or subaccounting services up to 0.25% and 0.05% of annual net assets attributable to Class C and Class I, respectively (the “Service Fees”). For the six months ended March 31, 2023, the Funds incurred the following Service Fees:

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Fund	Class C	Class I

International Fund	$8,870	$95,982
Global Fund	860	6,829
Emerging Markets Fund	6,746	97,748
International Small Cap Fund	4,298	44,373
Small Cap Value Fund	N/A	952
U.S. Value Fund	N/A	1,248
Core Plus Fund	N/A	5,459

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short term investments, were as follows for the six months ended March 31, 2023:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales

International Fund	$—	$—	$49,282,697	$63,179,753
Global Fund	$—	$—	$4,196,013	$8,469,526
Emerging Markets Fund	$—	$—	$41,957,765	$108,498,063
International Small Cap Fund	$—	$—	$34,893,104	$58,414,594
Small Cap Value Fund	$—	$—	$2,531,201	$735,031
U.S. Value Fund	$—	$—	$231,749	$515,968
Core Plus Fund	$3,813,271	$3,961,096	$1,776,024	$2,281,211

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS —  (continued)

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):

	International Fund				Global Fund
	Six Months				Six Months
	Ended		Year Ended		Ended		Year Ended
	3/31/2023		9/30/2022		3/31/2023		9/30/2022
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	464	$7,774	973	$16,741	5	$155	8	$207
Class C	27	435	36	619	4	95	2	39
Class I	4,531	75,156	7,451	127,473	61	1,563	150	3,878
Class R6	346	5,576	624	10,716	N/A	N/A	N/A	N/A
Issued on Reinvestment of Distributions
Class A	8	119	105	1,651	1	15	2	49
Class C	1	14	18	283	—	10	2	43
Class I	115	1,831	1,359	21,440	31	774	103	2,611
Class R6	13	210	137	2,165	N/A	N/A	N/A	N/A
Shares Redeemed
Class A	(414)	(6,721)	(1,038)	(16,508)	(8)	(195)	(4)	(88)
Class C	(68)	(1,084)	(86)	(1,440)	(6)	(158)	(10)	(244)
Class I	(4,841)	(75,829)	(9,510)	(156,577)	(240)	(5,923)	(250)	(6,308)
Class R6	(459)	(7,599)	(931)	(16,089)	N/A	N/A	N/A	N/A

Net Increase/(Decrease) Resulting from Fund Share Transactions	(277)	$(118)	(862)	$(9,526)	(152)	$(3,664)	3	$187

	Emerging Markets Fund				International Small Cap Fund
	Six Months				Six Months
	Ended		Year Ended		Ended		Year Ended
	3/31/2023		9/30/2022		3/31/2023		9/30/2022
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	896	$6,153	2,494	$19,089	342	$4,291	212	$2,623
Class C	48	311	68	531	5	66	6	71
Class I	11,665	82,752	36,376	275,797	1,324	15,328	3,065	37,310
Class R6	647	4,222	1,341	11,070	13	161	119	1,554
Issued on Reinvestment of Distributions
Class A	—	—	210	1,527	11	125	290	3,485
Class C	—	—	32	233	—	4	21	243
Class I	—	—	3,640	26,704	69	800	1,368	16,367
Class R6	—	—	73	599	—	1	46	582
Shares Redeemed
Class A	(5,715)	(36,050)	(4,450)	(34,006)	(612)	(7,138)	(1,353)	(15,415)
Class C	(307)	(2,144)	(433)	(3,257)	(108)	(1,221)	(73)	(827)
Class I	(17,490)	(117,116)	(78,555)	(578,967)	(3,584)	(40,997)	(6,351)	(76,257)
Class R6	(141)	(994)	(5,681)	(43,818)	(7)	(81)	(1,086)	(12,549)

Net Increase/(Decrease) Resulting from Fund Share Transactions	(10,397)	$(62,866)	(44,885)	$(324,498)	(2,547)	$(28,661)	(3,736)	$(42,813)

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

	Small Cap Value Fund				U.S. Value Fund
	Six Months Ended 3/31/2023		Year Ended 9/30/2022		Six Months Ended 3/31/2023			Since Inception 9/30/2022
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class A	57	$710	84	$1,102	—*	$	—*	10	$108
Class C	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A
Class I	128	1,540	563	7,135	13		131	541	5,771
Class R6	—*	3	8	99	—		—	—*	—*
Issued on Reinvestment of Distributions
Class A	2	21	3	39	—*		1	—*	1
Class C	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A
Class I	8	98	10	130	7		67	5	48
Class R6	—*	2	—*	—*	—*		—*	—*	—*
Shares Redeemed
Class A	(12)	(143)	(55)	(703)	—*		—*	(6)	(58)
Class C	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A
Class I	(12)	(143)	(404)	(4,801)	(52)		(511)	(21)	(212)
Class R6	—*	—*	—*	—*	—		—	—	—

Net Increase/(Decrease) Resulting from Fund Share Transactions	171	$2,088	209	$3,001	(32)		$(312)	529	$5,658

* Value calculated is less than 500 shares/dollars.

	Core Plus Fund
	Six Months Ended 3/31/2023		Year Ended 9/30/2022
	Shares	Amount	Shares	Amount
Shares Sold
Class A	7	$61	205	$1,899
Class C	N/A	N/A	N/A	N/A
Class I	1,496	12,307	2,085	17,958
Class R6	120	990	—	—
Issued on Reinvestment of Distributions
Class A	2	13	3	29
Class C	N/A	N/A	N/A	N/A
Class I	121	991	198	1,734
Class R6	— *	3	— *	— *
Shares Redeemed
Class A	(13)	(103)	(220)	(1,970)
Class C	N/A	N/A	N/A	N/A
Class I	(1,671)	(13,670)	(3,129)	(27,247)
Class R6	(50)	(414)	—	—

Net Increase/(Decrease) Resulting from Fund Share Transactions	12	$178	(858)	$(7,597)

*  Value calculated is less than 500 shares/dollars.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 6 – FEDERAL INCOME TAX MATTERS

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Foreign capital gains taxes”. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gain (loss) on Investments”.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences do not require reclassification. Temporary and permanent differences have no effect on net assets or net asset value per share. For the year ended September 30, 2022, the Funds made the following permanent book-to-tax reclassifications primarily related to the treatment of foreign currency transactions, passive foreign investment companies, paydowns, corporate actions, distributions treated as return of capital and difference between book and tax accretion methods for market premium:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
International Fund	$(14,731)	$14,731	$—
Global Fund	(56,080)	56,080	—
Emerging Markets Fund	(586,504)	1,205,684	(619,180)
International Small Cap Fund	2,753,348	(2,753,348)	—
Small Cap Value Fund	24,602	(24,602)	—
U.S. Value Fund	(14)	14	—
Core Plus Fund	17,522	(17,522)	—

As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

	International Fund	Global Fund

Cost of investments for tax purposes	$659,725,467	$38,336,993

Gross tax unrealized appreciation	9,774,366	5,252,036
Gross tax unrealized depreciation	(211,075,795)	(6,945,117)

Net unrealized appreciation (depreciation) on investments and foreign currency	(201,301,429)	(1,693,081)
Distributable ordinary income	—	—
Distributable long-term capital gains	—	570,731

Total distributable earnings	—	570,731

Other accumulated gains/(losses)	(79,729,891)	(92,585)

Total accumulated earnings	$(281,031,320)	$(1,214,935)

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

	Emerging Markets Fund	International Small Cap Fund	Small Cap Value Fund	U.S. Value Fund	Core Plus Fund

Cost of investments for tax purposes	$940,631,688	$346,747,561	$4,852,704	$5,678,045	$67,251,097

Gross tax unrealized appreciation	37,683,530	16,397,974	153,923	110,371	154,724
Gross tax unrealized depreciation	(360,198,690)	(128,488,524)	(1,090,287)	(1,181,689)	(6,967,918)

Net unrealized appreciation (depreciation) on investments and foreign currency	(322,515,160)	(112,090,550)	(936,364)	(1,071,318)	(6,813,194)
Distributable ordinary income	—	—	48,638	32,455	24,181
Distributable long-term capital gains	—	—	—	14	—

Total distributable earnings	—	—	48,638	32,469	24,181

Other accumulated gains/(losses)	(266,104,484)	(138,792,887)	(53,004)	—	(2,233,468)

Total accumulated earnings	$(588,619,644)	$(250,883,437)	$(940,730)	$(1,038,849)	$(9,022,481)

The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes. These differences are permanent.

The tax composition of dividends for the years ended September 30, 2022 and September 30, 2021 for the Funds, were as follows:

	Ordinary Income		Long Term Capital Gains		Return of Capital
	2022	2021	2022	2021	2022	2021

International Fund	$26,061,162	$17,261,308	$—	$—	$—	$—
Global Fund	1,162,638	1,457,678	1,557,411	—	—	—
Emerging Markets Fund	35,549,724	16,134,333	—	—	619,180	—
International Small Cap Fund	20,716,055	4,802,418	—	—	—	—
Small Cap Value Fund	148,814	20,695	20,801	—	—	—
U.S. Value Fund	48,849	—	—	—	—	—
Core Plus Fund	1,785,392	2,168,060	—	—	—	—

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

For the period subsequent to October 31, 2021, through the fiscal year ended September 30, 2022, The International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund and Small Cap Value Fund incurred $734,820, $90,206, $3,467,236, $127,405 and $49,663 respectively, of net capital losses and/or late year ordinary losses for which the Funds intend to treat as having occurred in the following fiscal year.

At September 30, 2022 the Funds had capital loss carryforwards and capital loss carryforwards utilized as indicated below:

	Indefinite	Utilized

International Fund	$(78,995,071)	$—
Global Fund	—	—
Emerging Markets Fund	(262,586,548)	—
International Small Cap Fund	(138,647,931)	(6,908,509)
Small Cap Value Fund	—	—
U.S. Value Fund	—	—
Core Plus Fund	(2,233,468)	—

NOTE 7 – OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value per share plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75% for the International, Global, Emerging Markets, International Small Cap, Small Cap Value, and U.S. Value Funds, and 3.75% for the Core Plus Fund. A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A shares redeemed. Class C shares include a 1.00% CDSC paid by redeeming shareholders within 12 months of purchase. As a result the redemption price may differ from the net asset value per share. The public offering prices for I shares are the respective net asset values. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 8 – TRANSACTIONS WITH AFFILIATES

The following issuers were affiliated with the International Small Cap Fund as defined in Section (2)(a)(3) of the 1940 Act, as these Funds held 5% or more of the outstanding voting securities of the following issuers during the six months from October 1, 2022 through March 31, 2023:

International Small Cap Fund

Issuer Name	Value At September 30, 2022	Purchases	Sales Proceeds	Realized Gain/(Loss)	Unrealized Appreciation/ (Depreciation)	Value At March 31, 2023	Dividend Income

Desarrolladora Homex SAB de CV	$388,592	$—	$—	$—	$(78,379)	$310,213	$—
Urbi Desarrollos Urbanos SAB de CV	258,432	—	—	—	26,814	285,246	—

	$647,024	$—	$—	$—	$(51,565)	$595,459	$—

NOTE 9 – OWNERSHIP BY AFFILIATED PARTIES

As of March 31, 2023, the Advisor, Trustees or affiliates of the Advisor beneficially owned more than 5% of shares in each class of the Funds as follows:

	Global Fund	International Small Cap Fund	Small Cap Value Fund
	Class I	Class A	Class I

Shares	356,255	198,278	53,732
% of Total Outstanding Shares	22.93%	5.30%	12.96%

	U.S. Value Fund		Core Plus Fund
	Class I	Class R6	Class I

Shares	47,014	10	2,172,252
% of Total Outstanding Shares	9.54%	100.00%	29.41%

NOTE 10 – RISK FACTORS

Significant market disruptions, such as those caused by pandemics (e.g. Covid-19 pandemic), war (e.g. Russia’s invasion of Ukraine), natural disasters, acts of terrorism, or other events, may adversely impact global economic and market activity, and contribute to significant volatility in financial markets. Any such disruptions could have an adverse impact on the prices and liquidity of the Funds’ investments.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Trust has concluded that there are no subsequent events to note.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

BOARD CONSIDERATIONS AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

In November, 2022, the Board of Trustees of Brandes Investment Trust (the “Trust”), including the independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Brandes Investment Partners, L.P. (the “Advisor”) for an additional one-year term with respect to the following series of the Trust (each, a “Fund”): Brandes Emerging Markets Value Fund, Brandes International Equity Fund, Brandes International Small Cap Equity Fund, Brandes Global Equity Fund, Brandes Small Cap Value Fund, Brandes U.S. Value Fund and Brandes Core Plus Fixed Income Fund.

Information Reviewed

During the course of each year, the Board receives and reviews a wide variety of materials relating to the nature, quality and extent of the services provided by the Advisor to the Funds, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, and other matters. In addition, in connection with the Board’s annual review of the Agreement, the Trustees requested and reviewed supplementary information from the Advisor that included materials and analysis about the Funds’ investment results and advisory fees; information about the services provided by the Advisor to the Funds, such as compliance monitoring and portfolio trading practices, and the risks assumed by the Advisor in connection with those services; information about the services provided and the fees charged by the Advisor to its institutional and other clients employing similar strategies, including comparisons of those services and fees to the services and fees for the Funds; financial and profitability information regarding the Advisor and its relationship with the Funds; and information about the Advisor’s investment and other personnel providing services to the Funds, as well as the Advisor’s practices to evaluate and compensate its investment personnel. The Trustees also obtained and reviewed information from FUSE Research Network LLC, an independent third-party data provider, comparing the Funds’ investment results and fees and expenses to those of peer groups and categories of funds identified by FUSE as similar to the Funds.

In connection with the Board’s reviews, the Trustees received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees. The Board discussed the approval of the Agreement with respect to each Fund with representatives of the Advisor at two Board meetings, and the independent Trustees discussed the Agreement in multiple private sessions with counsel at which no representatives of the Advisor were present. In deciding to approve the Agreement with respect to each Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor, and each Trustee may have attributed different weight to each factor considered. This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

Nature, Quality and Extent of Services

The Trustees considered the overall nature, quality and extent of services provided by the Advisor to the Funds. They considered, among other things, the quality and depth of the Advisor’s investment, compliance and other personnel, the Advisor’s regulatory compliance resources and program, the Advisor’s business continuity and cybersecurity programs, and the day-to-day administrative services provided to the Funds.

With respect to the Funds’ investment results, the Trustees reviewed and considered detailed information provided by FUSE, which utilized Morningstar data, comparing each Fund’s investment results to those of a peer group of similarly managed funds selected by FUSE, a larger group of funds selected by FUSE in the same investment classification as the subject fund, and the Fund’s benchmark index. The Trustees also met with representatives of FUSE and discussed with them the methodology used by FUSE in determining the Funds’ peer groups and universes. The FUSE report included confirmation that FUSE had selected peer group and universe funds for comparison to the Funds independently of the Advisor. The Trustees noted that while the FUSE information covered both peer group and universe funds, the Trustees focused more on the peer group information because the peer group funds were more directly comparable to the Funds.

The Trustees considered that for the one-, three-, five- and ten-year periods ended September 30, 2022, as applicable, and since inception, the investment results of the Class I shares of the Funds were mixed compared to the funds in their respective peer groups, as well as compared to their respective benchmarks. The Trustees noted that the investment performance of the other share classes would differ, and generally be lower, as a result of the higher expenses paid by those share classes. The meeting materials indicated as follows with respect to the annualized returns of each Fund compared to the median of its peer group and its benchmark:

● Emerging Markets Value: below median for the one-, three-, five- and ten-year periods and since inception; and outperformed the benchmark for the period since inception;

● International Equity: above median for the ten-year period and since inception, at median for the five-year period, and below median for the one- and three-year periods, and outperformed the benchmark for the period since inception;

● International Small Cap Equity: at median for the three-year period, below median for all other periods, and outperformed the benchmark for the one- and three-year periods;

● Global Equity: below median for the one-, three-, five- and ten-year periods and since inception, and outperformed the benchmark for the one-year period;

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

● U.S. Value: below median and outperformed the benchmark for the period since inception;

● Small Cap Value: above median for the three-year period and since inception, below the median for the one-year period, and outperformed the benchmark for all periods; and

● Core Plus Fixed Income: above median for the one-, three- and ten-year periods, below median for the five-year period and since inception, and outperformed the benchmark for all periods.

The Trustees considered, among other things, that the U.S. Value Fund has a short operating history as a registered investment company; that the Global Equity, Small Cap Value and U.S. Value Funds have very small assets; and that one or more Funds from time to time may hold significant cash positions, and that these positions may impact investment performance.

In evaluating the Funds’ performance, the Trustees generally considered long-term performance to be more important than short-term performance but noted that short-term performance may be helpful in showing an improving trend. The Trustees noted the Advisor’s continued commitment to the Graham and Dodd value strategy of investment management and its lack of style drift compared to other value managers; considered that it is not unusual for the performance of funds managed with such a long-term strategy to fall below performance measurement indices for some periods; and noted the Advisor’s observations regarding the market environment in recent years, including the extended period that the value strategy has been out of favor in the market, and that the Advisor’s strategies generally have performed well when value is performing well in the market. They also noted that the Funds’ investment approach is fully described in the prospectus, enabling the Funds’ shareholders to decide if they are willing to accept the long-term outlook associated with the Advisor’s investment approach.

Based on these reviews, the Trustees determined that under all of the circumstances the nature and quality of the services provided by the Advisor were sufficient for renewal of the Funds’ investment advisory agreement.

Advisory Fees, Total Expenses, Profitability and Ancillary Benefits

With respect to advisory fees, the Trustees considered the following:

● The Funds’ contractual advisory fees are at or below the median advisory fees of the funds in their respective peer groups with the exception of the Global Equity Fund (where the advisory fee is five basis points above the median).

● The advisory fees charged by the Advisor to comparable institutional and other accounts. The Trustees considered that these fees generally are lower than the fees charged the Funds, and noted the information provided by the Advisor regarding the

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

additional risks, responsibilities and expenses that the Advisor incurs in sponsoring and operating the Funds.

With respect to the total expenses of the Funds, the Trustees considered the following:

● Total expenses represent the amount actually paid by Fund shareholders.

● All of the Funds are subject to expense caps.

● The Funds’ actual total expenses are at or below the median total expenses of the funds in their respective peer groups with the exception of the Emerging Markets, International Small Cap Equity and Global Equity Funds (where the actual total expenses are three, seven and seven basis points above the median, respectively).

The Trustees determined that the Funds’ advisory fees and total expense levels were fair and reasonable.

The Trustees considered that in the past the Advisor had agreed to add breakpoints to the fee schedules for Funds where appropriate. They considered that although the fee schedules for a number of the other Funds did not yet have breakpoints, it was premature to discuss economies of scale for those Funds when the Advisor is still subsidizing the Funds’ expenses, and that the matter could be discussed in the future as the Funds’ assets increase. The Trustees concluded that there was a reasonable sharing of any efficiencies or economies of scale at this time.

The Trustees reviewed and considered information about the Advisor’s financial capability to continue to provide services to the Funds, as well as an analysis of the profitability to the Advisor of its relationship with the Funds. The Trustees considered information regarding the ancillary benefits to the Advisor from its relationship with the Funds, which primarily related to the benefits of proprietary and third-party research provided by broker-dealers executing portfolio transactions on behalf of the Funds. The Trustees concluded that the Advisor’s profitability from its relationship with the Funds is not excessive and that any ancillary benefits received are reasonable under the circumstances.

Conclusions

Based on their review, including consideration of the factors identified above, the Board and the independent Trustees concluded in the exercise of their reasonable business judgment that the advisory fees contemplated by the Agreement are fair and reasonable to each Fund and its shareholders, and that renewal of the Agreement is in the best interests of each Fund and its shareholders.

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust files the Funds’ complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov. Information regarding the Trust’s Form N-PORT filings is also available, without charge, by calling toll-free, 1-800-331-2979.

Brandes Investment Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, the Trust’s Custodian, Distributor and Transfer Agent. The Board delegates the day-to-day operations of the Trust to its officers, subject to each Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

		Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Year of Birth	Trust	Served(1)	5 Years	by Trustee	Trustee

Independent Trustees(2)

Gregory Bishop, CFA 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1961)	Trustee	Since January 2017	Retired. Previously Executive Vice President and Head of Retail Business, PIMCO Investments, from 1997 to 2014	8	None

Robert M. Fitzgerald 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1952)	Trustee	Since April 2008	Retired from 2002- 2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	8	Hotchkis and Wiley Funds (10 portfolios).

Craig Wainscott, CFA 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1961)	Trustee and (beginning January 2018) Chairman of the Board	Since February 2012	Retired from Russell Investments, Managing Director, US Mutual Funds; Currently Partner with The Paradigm Project and advisor to early-stage companies.	8	None

Brandes Investment Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Year of Birth	Trust	Served(1)	5 Years	by Trustee	Trustee

“Interested” Trustees(3)

Jeff Busby, CFA 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1961)	Trustee and President	Since July 2006 Since February 2012	Executive Director of the Advisor since January 2004.	8	None

Oliver Murray 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1961)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co. since 2002; Managing Director - PCPM of the Advisor since 2011.	8	None

Officers of the Trust

Thomas M. Quinlan 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1970)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2006.	N/A	N/A

Gary Iwamura, CPA 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1956)	Treasurer	Since September 1997	Retired. Consultant to the Advisor since January 2022; Finance Director of the Advisor from 1997 to 2021.	N/A	N/A

Roberta Loubier 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1971)	Chief Compliance Officer and Anti-Money Laundering Officer	Since September 2015	Global Head of Compliance of the Advisor.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)

“Interested persons” of the Trust as defined in the 1940 Act. Jeff Busby is an interested person of the Trust because he is the President of the Trust and the Executive Director of the Advisor. Oliver Murray is an interested person of the Trust, because he is the Managing Director of the Advisor.

Brandes Investment Trust

PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and

●	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder or former shareholder of the Fund without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your non-public personal information would be shared with nonaffiliated third parties.

SEMI-ANNUAL

REPORT

SEPARATELY MANAGED ACCOUNT RESERVE TRUST

BRANDES INVESTMENT TRUST

For the six months ended March 31, 2023

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Brandes Separately Managed Account Reserve Trust

Dear Fellow Investor,

In the six months ended March 31, 2023, the Brandes Separately Managed Account Reserve Trust (Class I Shares) increased 6.92%, while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, increased 4.89%.

The fixed income market experienced considerable volatility in interest rates during the first quarter of 2023. Economic reports largely confirmed the continued resilience of the U.S. economy, while inflation figures were hotter than expected. Continued hawkish central bank commentary early in the quarter lifted the 10-year U.S. Treasury bond yield from a January low of 3.50% to a high of 4.06% later that month. Market sentiment changed again in early March with the failure of Silicon Valley Bank (SVB). This led to a mini crisis of confidence in other regional banks, as well as in Credit Suisse and the broader financial system causing U.S. Treasury yields to decline meaningfully into the end of the quarter.

At quarter-end, the market expectation was for the Fed (Federal Reserve Bank) to lower the fed funds rate by nearly 75 basis points by year-end. However, not a single Fed governor has projected a lower fed funds rate this year, suggesting that the bar for easing policy remains high in the minds of Fed officials.

We’ve talked repeatedly over the past year about the push and pull between the market and the Fed. After experiencing two months when the market seemed finally to have bought into the Fed’s guidance, we find ourselves once again with a meaningful disconnect between the market’s expectations for Fed policy and the Fed’s formal guidance for the balance of the year.

Based on its price action, the interest rate market seems to assume that slowing growth and a potential recession will be sufficient for the Fed to win the fight against inflation, bringing it down to its stated target of 2%, from its latest measurement of around 6%. However, inflation in the important services sector has shown scant evidence of slowing.

Looking back to the 1970s the U.S. economy experienced “stagflation”: a period of recession and elevated inflation. One school of thought holds that it was the Fed’s expansionary monetary policy at the time that was to blame. If that lesson has been learned, then it may be premature to expect that an imminent recessionary environment would or should trigger a Fed pivot to an accommodative stance. Outside of the impacted financial sectors, credit markets (and indeed equities overall) seemed to take the interest rate gyrations in their stride. Credit yield spreads were modestly wider, while the broad equity indices posted positive performance. Overall, financial markets appear to want to experience all the pleasure of a Fed pivot to policy easing while ignoring the root causes of potential economic pain that would justify that more accommodative stance.

Past performance is not a guarantee of future results.

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Select Portfolio Activity

Fund activity was modest during the six months ending March 31, 2023. Late in February as the 10-year U.S. Treasury yield was near its short-term high of around 4.0%, we used the opportunity to adjust the duration of the Fund upwards by approximately 5% -moving the duration relative to the benchmark from 80% to 85%.

Towards the end of the first quarter, amidst the volatility in bank credit spreads the Fund added to existing holdings in Bank of America Corp (4.45% coupon, maturing 3/3/26, rated Baa1/BBB+), and Citigroup (4.40% coupon, maturing 6/10/25, rated Baa2/BBB).

In the fourth quarter 2022, the Fund added new positions in ExpediaGroup (3.25% coupon, maturing 2/15/30, rated Baa3/BBB-), and Carnival Corp. (2nd lien issue, 9.875% coupon, maturing 8/1/27, rated B1/BB-).

While there were no outright sales, the Fund did experience a full call of our JPMorgan floating rate note, which had been a holding for a long period.

Outlook

A key question for the market is whether the failure of SVB was an example of idiosyncratic risk or was it the tip of an iceberg, signaling more systemic risks.

Now that SVB’s business model has been exposed publicly, its strategy appears frankly to have been absurd, in our view. Ramp up deposits in a parabolic fashion primarily from technology companies that tend to move cash in sync and with terrifying speed (so much for diversification). Then invest in long duration bonds while interest rates are at historic lows (so much for asset-liability matching). Finally, avoid hedging the interest rate risk, presumably because everyone knows that higher inflation is transitory, ensuring an environment of permanently low rates (so much for risk management).

Thankfully the broader banking system appears to be in better shape. The largest banks have more diversified deposit bases and bigger capital buffers. Households and businesses are in better shape than in the last banking crisis, and there does not appear to be a housing bubble like we experienced in 2008 - inflated back then by opaque, complex, and illiquid financial instruments.

Fed officials have sought to further calm markets by guaranteeing deposits at SVB and floating the idea of guaranteeing all deposits across the banking system. The potential unintended consequences from the Fed and the federal government throwing a lifeline to the financial system in times of crisis remains an issue for the market as we move forward. One thing that is evident over the past 15 years of easy money is that when the financial world feels safer, investors appear to get lulled into complacency and hence extend their risk tolerances.

We have emphasized in recent commentaries our belief that markets are transitioning back to an environment where fundamental research and individual security selection are at a premium. We are leaving behind an extended period where less emphasis was

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Brandes Separately Managed Account Reserve Trust

placed on credit specific fundamentals because the unprecedentedly accommodative macro policies overwhelmed fundamentals and largely ensured that everything worked.

We witnessed examples of this transition in the performance of several regional bank bonds, but nowhere was it more evident than the price action in Credit Suisse AT1 bonds. These Credit Suisse bonds had a little-known provision in the bond indenture that allowed them to be wiped out before common equity in the event of a corporate restructuring. This caught the market off guard since bonds typically only bear losses in a restructuring after common and preferred equity are wiped out. The practical impact was that the prices of this class of Credit Suisse bonds – with nearly $7.5 billion outstanding - declined by over 90% in March.

The takeaway in our view is that deep, measured, fundamental research is essential as we move forward in an environment where idiosyncratic risks appear to be on the rise.

For a considerable period now, we have attempted to tilt the Brandes Separately Managed Account Reserve Trust into what we believe is a defensive posture in order to mitigate some of the potential detrimental impact of rising interest rates and widening yield spreads. We believe that this remains a risk. Accordingly, the Fund continues to favor shorter-maturity corporate bonds and those that we believe exhibit strong, tangible asset coverage. While we made a modest extension to duration in the quarter, we are still managing duration toward the shorter end of our duration-controlled range. We have a meaningful allocation to U.S. Treasuries and if recent market uncertainty and volatility continue to cause credit fundamentals to become mispriced relative to our estimates of intrinsic value, then we will look to redeploy some of those Treasury holdings thoughtfully and effectively to take advantage of opportunities.

We remain underweight agency mortgage-backed securities.

As we move forward, we believe prudence dictates that we continue our search for value in a measured and deliberate manner while continuing to tilt the Fund to what we believe is a relatively defensive posture.

We remain optimistic about the prospects for the Brandes Separately Managed Account Reserve Trust.

 Sincerely yours,

The Brandes Fixed Income Investment Committee

Brandes Investment Trust

Asset Coverage: Measures how well a company can repay its debts by selling or liquidating its assets.

Basis Point (BPS): 1/100 of 1%.

Cash Flow: The amount of cash generated minus the amount of cash used by a company in a given period.

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Brandes Separately Managed Account Reserve Trust

Coupon: The annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

Credit Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Floating Rate: A debt instrument that does not have a fixed rate of interest over the life of the instrument.

Idiosyncratic Risk: The risk that is endemic to a particular asset and not a whole investment portfolio.

Systemic Risk: The risk Inherent to the entire market or market segment.

Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Yield Spread: The net difference between two interest-bearing instruments of varying maturities, credit ratings, issuer or risk level.

Past Performance is not a guarantee of future results.

Diversification does not assure a profit or protect against a loss in a declining market.

Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general bond market and economic conditions. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.

As with most fixed income funds, the income on and value of your shares in the fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness than higher grade debt. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

5

Brandes Separately Managed Account Reserve Trust

Bond credit ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization. All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change.

Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.

One cannot invest directly in an index.

The Brandes Separately Managed Account Reserve Trust Fund is distributed by ALPS Distributors, Inc.

6

Brandes Separately Managed Account Reserve Trust

The following chart compares the value of a hypothetical $10,000 investment in the Separately Managed Account Reserve Trust from March 31, 2013 to March 31, 2023 with the value of such an investment in the Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Intermediate Credit Bond Index for the same period.

Value of $10,000 Investment vs Bloomberg U.S. Aggregate Bond

Index & Bloomberg U.S. Intermediate Credit Bond Index (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2023
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Separately Managed Account Reserve Trust	(2.39)%	1.41%	2.70%	4.31%
Bloomberg Barclays U.S. Aggregate Bond Index	(4.78)%	0.91%	1.36%	3.14%
Bloomberg Barclays U.S. Intermediate Credit Bond Index	(1.88)%	1.86%	1.96%	3.65%

(1)	The inception date is October 3, 2005.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

7

Brandes Separately Managed Account Reserve Trust

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Asset Allocation as a Percentage of Total Investments as of

March 31, 2023 (Unaudited)

8

Brandes Separately Managed Account Reserve Trust

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Note that for this Fund, which is used in wrap-fee programs, fees and expenses are paid at the wrap account level rather than the Fund level.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 01, 2022 to March 31, 2023 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*

Seperately Managed Account Reserve Trust**	$1,000.00	$1,069.20	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half-year period).
**

No expenses have been charged to the Brandes Separately Managed Account Reserve Trust (“SMART Fund”) over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements. Fees and expenses are charged at the wrap account level.

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

9

Brandes Separately Managed Account Reserve Trust

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchase and sales of Fund shares. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses
	Beginning	Ending	Annualized	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
Seperately Managed Account Reserve Trust**	$1,000.00	$1,024.93	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half-year period).
**

No expenses have been charged to the Brandes Separately Managed Account Reserve Trust (“SMART Fund”) over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements. Fees and expenses are charged at the wrap account level.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited)

	Shares	Value

COMMON STOCKS – 0.00%
Home Construction – 0.00%
Urbi Desarrollos Urbanos SAB de CV (a)	8,806	$3,113

TOTAL COMMON STOCKS (Cost $1,887,388)		$3,113

	Principal Amount	Value

FEDERAL AND FEDERALLY SPONSORED CREDITS – 2.99%
Federal Home Loan Mortgage Corporation – 1.06%
Pool G1-8578 3.000%, 12/1/2030	$647,343	$619,156
Pool SD-8001 3.500%, 7/1/2049	717,522	673,551
Pool SD-8003 4.000%, 7/1/2049	368,440	357,081

		1,649,788

Federal National Mortgage Association – 1.93%
Pool AL9865 3.000%, 2/1/2047	592,129	541,887
Pool AS6201 3.500%, 11/1/2045	304,759	287,827
Pool BN6683 3.500%, 6/1/2049	607,961	570,774
Pool CA1624 3.000%, 4/1/2033	944,627	900,150
Pool MA3687 4.000%, 6/1/2049	714,806	693,138

		2,993,776

TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $4,952,011)		$4,643,564

OTHER MORTGAGE RELATED SECURITIES – 0.00%
Collateralized Mortgage Obligations – 0.00%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14 4.495%, 10/25/2036(b)	$1,000	$865

TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $1,000)		$865

US GOVERNMENTS – 22.25%
Sovereign Government – 22.25%
United States Treasury Bond
4.750%, 2/15/2037	$7,035,000	$8,022,098
3.500%, 2/15/2039	16,250,000	16,053,223
3.000%, 5/15/2047	8,250,000	7,179,756

United States Treasury Note
2.375%, 5/15/2029	3,000,000	2,799,023
1.625%, 5/15/2031	500,000	434,551

TOTAL US GOVERNMENTS (Cost $38,063,946)		$34,488,651

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited) (continued)

	Principal Amount	Value

CONVERTIBLE BONDS – 2.04%
Software – 2.04%
MicroStrategy, Inc. 0.000%, 2/15/2027	$6,045,000	$3,162,541

TOTAL CONVERTIBLE BONDS (Cost $4,745,491)		$3,162,541

CORPORATE BONDS – 62.91%

Asset Management – 2.49%
Charles Schwab Corp. 5.375% (U.S. Treasury Yield Curve Rate CMT 5Y + 4.971%), 6/1/2025(c)	$4,070,000	$3,856,325

Automotive – 2.62%
Ford Motor Credit Co. LLC
3.375%, 11/13/2025	1,625,000	1,523,096
2.700%, 8/10/2026	2,845,000	2,532,022

		4,055,118

Banking – 12.09%
Bank of America Corp. 4.450%, 3/3/2026	6,620,000	6,465,383
Citigroup, Inc. 4.400%, 6/10/2025	5,885,000	5,736,289
USB Capital IX 5.812% (3M LIBOR + 1.020%, minimum of 5.812%), Perpetual, 5/4/2023(c)	8,525,000	6,547,202

		18,748,874

Cable & Satellite – 0.85%
Charter Communications Operating LLC 4.908%, 7/23/2025	1,325,000	1,311,777

Commercial Support Services – 5.31%
Prime Security Services Borrower LLC
5.750%, 4/15/2026(d)	4,870,000	4,833,475
6.250%, 1/15/2028(d)	3,635,000	3,398,725

		8,232,200

Containers & Packaging – 2.12%
Mauser Packaging Solutions Holding Co. 9.250%, 4/15/2027(d)	1,540,000	1,422,945
Sealed Air Corp. 4.000%, 12/1/2027(d)	1,990,000	1,857,068

		3,280,013

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited) (continued)

	Principal Amount	Value

Electric Utilities – 3.46%
American Transmission Systems, Inc. 2.650%, 1/15/2032(d)	$2,930,000	$2,466,880
FirstEnergy Corp. 7.375%, 11/15/2031	2,580,000	2,893,968

		5,360,848

Food – 2.11%
Pilgrim’s Pride Corp.
5.875%, 9/30/2027(d)	720,000	715,680
4.250%, 4/15/2031	2,905,000	2,562,297

		3,277,977

Health Care Facilities & Services – 3.02%
Tenet Healthcare Corp. 4.875%, 1/1/2026	4,780,000	4,686,121

Home Construction – 3.62%
PulteGroup, Inc. 5.500%, 3/1/2026	3,920,000	3,930,301
Toll Brothers Finance Corp. 4.875%, 11/15/2025	1,710,000	1,677,384

		5,607,685

Household Products – 2.20%
Coty, Inc. 5.000%, 4/15/2026(d)	3,534,000	3,409,755

Institutional Financial Services – 1.55%
Goldman Sachs Group, Inc. 3.800% (U.S. Treasury Yield Curve Rate CMT 5Y + 2.969%), 5/10/2026(c)	2,900,000	2,402,070

Internet Media & Services – 4.87%
Expedia Group, Inc.
3.800%, 2/15/2028	810,000	767,039
3.250%, 2/15/2030	1,732,000	1,500,948
Netflix, Inc. 4.375%, 11/15/2026	5,340,000	5,279,925

		7,547,912

Leisure Facilities & Services – 4.24%
Carnival Corp. 9.875%, 8/1/2027(d)	1,825,000	1,879,923
Travel + Leisure Co. 6.625%, 7/31/2026(d)	4,675,000	4,693,163

		6,573,086

Oil & Gas Producers – 4.90%
Continental Resources, Inc. 4.375%, 1/15/2028	1,105,000	1,041,684

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

13

Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited) (continued)

	Principal Amount	Value

Hess Midstream Operations LP 4.250%, 2/15/2030(d)	$1,940,000	$1,732,614
Range Resources Corp. 4.875%, 5/15/2025	4,925,000	4,828,532

		7,602,830

REIT – 1.78%
Iron Mountain, Inc. 4.875%, 9/15/2027(d)	2,925,000	2,764,710

Software – 3.49%
VMware, Inc.
4.500%, 5/15/2025	1,430,000	1,412,011
3.900%, 8/21/2027	4,176,000	3,997,636

		5,409,647

Telecommunications – 2.19%
Sprint Spectrum Co. LLC 5.152%, 3/20/2028(d)	1,988,000	1,975,327
T-Mobile USA, Inc. 4.750%, 2/1/2028	1,435,000	1,416,645

		3,391,972

TOTAL CORPORATE BONDS (Cost $ 102,259,819)		$97,518,920

FOREIGN ISSUER BONDS – 4.23%

Chemicals – 1.51%
Methanex Corp.
5.125%, 10/15/2027	$1,249,000	$1,177,124
5.250%, 12/15/2029	1,245,000	1,163,813

		2,340,937

Telecommunications – 2.72%
SoftBank Group Corp. 4.750%, 9/19/2024	980,000	931,000
Telecom Italia Capital SA 6.375%, 11/15/2033	3,626,000	3,283,053

		4,214,053

TOTAL FOREIGN ISSUER BONDS (Cost $ 7,517,667)		$6,554,990

ASSET BACKED SECURITIES – 2.63%

Specialty Finance – 2.63%
SLM Private Credit Student Loan Trust Series 2004-B, 5.296%, (3M LIBOR + 0.430%), 9/15/2033(c)	$1,500,000	$1,431,322

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

14

Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — March 31, 2023 (Unaudited) (continued)

	Principal Amount	Value

SLM Private Credit Student Loan Trust Series 2005-A, 5.176%, (3M LIBOR + 0.310%), 12/15/2038(c)	$1,094,370	$1,041,126
SLM Private Credit Student Loan Trust Series 2006-A, 5.156%, (3M LIBOR + 0.290%), 6/15/2039(c)	1,729,282	1,607,546

TOTAL ASSET BACKED SECURITIES (Cost $4,058,932)		$4,079,994

	Shares	Value

SHORT-TERM INVESTMENTS – 2.13%
Money Market Funds – 2.13%
Northern Institutional Funds - Treasury Portfolio (Premier), 4.51%(e)	3,295,285	$3,295,285

TOTAL SHORT-TERM INVESTMENTS (Cost $3,295,285)		$3,295,285

Total Investments (Cost $166,781,539) – 99.18%		$153,747,923
Other Assets in Excess of Liabilities – 0.82%		1,270,456

Total Net Assets – 100.00%		$155,018,379

Percentages are stated as a percent of net assets.

LIBOR London Interbank Offered Rate

LP Limited Partnership

REIT Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Variable rate security. The coupon is based on an underlying pool of loans.
(c)	Variable rate security. The coupon is based on a reference index and spread index.
(d)

Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $31,150,264 which represented 20.09% of the net assets of the Fund.

(e)	The rate shown is the annualized seven day yield as of March 31, 2023.

The industry classifications represented in the Schedule of Investments are in accordance with Bloomberg Industry Classification Standards (BICS) or were otherwise determined by the Advisor to be appropriate. This information is unaudited.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF ASSETS AND LIABILITIES — March 31, 2023 (Unaudited)

ASSETS
Investment in securities, at cost	$166,781,539

Investment in securities, at value	$153,747,923
Receivables:
Securities sold	2,960,391
Fund shares sold	81,326
Interest	1,535,531

Total Assets	158,325,171

LIABILITIES
Payables:
Payable for securities purchased	2,823,452
Fund shares redeemed	433,854
Dividends payable	49,486

Total Liabilities	3,306,792

NET ASSETS	$155,018,379

COMPONENTS OF NET ASSETS
Paid-in Capital	$178,639,035
Total distributable earnings (loss)	(23,620,656)

Total Net Assets	$155,018,379

Net asset value, offering price and redemption proceeds per share
Net Assets	$155,018,379
Shares outstanding (unlimited shares authorized without par value)	20,110,735
Offering and redemption price	$7.71

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF OPERATIONS — For the Six Months Ended March 31, 2023 (Unaudited)

INVESTMENT INCOME
Income
Dividend income	$63,945
Less: Foreign taxes withheld	(10)
Interest income	3,483,294

Total Income	3,547,229

Expenses (Note 3)
Total expenses	—

Total net expenses	—

Net investment income	3,547,229

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(1,521,786)
Net change in unrealized appreciation (depreciation) on investments	8,154,464

Net realized and unrealized gain on investments	6,632,678

Net increase in net assets resulting from operations	$10,179,907

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	March 31,	September 30,
	2023	2022
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,547,229	$6,155,897
Net realized gain (loss) on investments	(1,521,786)	(112,643)
Net change in unrealized appreciation (depreciation) on investments	8,154,464	(29,818,705)

Net increase (decrease) in net assets resulting from operations	10,179,907	(23,775,451)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(3,531,929)	(6,148,231)

Decrease in net assets from distributions	(3,531,929)	(6,148,231)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	10,643,107	22,721,171
Net asset value of shares issued on reinvestment of distributions	3,241,102	5,632,534

Cost of shares redeemed	(15,310,036)	(35,093,784)

Net increase (decrease) in net assets from capital share transactions	(1,425,827)	(6,740,079)

Total increase (decrease) in net assets	5,222,151	(36,663,761)

NET ASSETS
Beginning of the Period	149,796,228	186,459,989

End of the Period	$155,018,379	$149,796,228

The accompanying notes to financial statements are an integral part of this statement.

18

Brandes Separately Managed Account Reserve Trust

FINANCIAL HIGHLIGHTS

	Six Months
	Ended		Year Ended
	March 31,		September 30,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$7.38		$8.83	$8.94	$8.73	$8.65	$8.94

Total from investment operations:
Net investment income(1)	0.18		0.30	0.27	0.31	0.36	0.39
Net realized and unrealized gain/(loss) on investments	0.33		(1.45)	(0.07)	0.21	0.08	(0.29)

Total from investment operations	0.51		(1.15)	0.20	0.52	0.44	0.10

Less dividends and distributions:
Dividends from net investment income	(0.18)		(0.30)	(0.31)	(0.31)	(0.36)	(0.39)

Total dividends and distributions	(0.18)		(0.30)	(0.31)	(0.31)	(0.36)	(0.39)

Net asset value, end of period	$7.71		$7.38	$8.83	$8.94	$8.73	$8.65

Total return	6.92%(	2)	(13.30%)	2.33%	6.05%	5.29%	1.12%
Net assets, end of period (millions)	$155.0		$149.8	$186.5	$181.2	$177.0	$176.6
Ratio of expenses to average net assets(3)	0.00%(	4)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets(3)	4.68%(	4)	3.63%	3.04%	3.52%	4.27%	4.43%
Portfolio turnover rate	11.33%(	2)	28.94%	36.89%	32.24%	35.99%	42.90%

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	Not annualized.
(3)

Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.

(4)	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The Brandes Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in debt securities and seeks to maximize total return.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services-Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

A.

Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. If the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing the Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At March 31, 2023, the Fund did not invest in repurchase agreements.

B.

Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange

20

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.

Delayed Delivery Securities. The Fund may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Fund did not have any open commitments on delayed delivery securities as of March 31, 2023.

D.

Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the basis of identified cost. Distributions from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. The Fund amortizes premiums and accretes discounts using the constant yield method.

E.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

F.

Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust

21

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NOTES TO FINANCIAL STATEMENTS — (continued)

has indemnified its trustees against any expenses actually and reasonably incurred by the trustees in any proceeding arising out of or in connection with the trustees’ service to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.

Accounting for Uncertainty in Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust analyzes all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Fund are those that are open for exam by taxing authorities (2019 through 2022). As of March 31, 2023 the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year ended September 30, 2022.

The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.

Fair Value Measurements. The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1—Fair value measurement within Level 1 should be based on an unadjusted quoted price in an active market that the Fund has the ability to access for the asset or liability at the measurement date. Because a quoted price alone forms the basis for the measurement, the access requirement

22

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

within Level 1 limits discretion in pricing the asset or liability, including in situations in which there are multiple markets for the asset or liability with different prices and no single market represents a principal market for the asset or liability. Importantly, the FASB has indicated that when a quoted price in an active market for a security is available, that price should be used to measure fair value without regard to an entity’s intent to transact at that price.

Level 2—Fair value measurement within Level 2 should be based on all inputs other than unadjusted quoted prices included within Level 1 that are observable for the asset or liability. Other significant observable market inputs include quoted prices for similar instruments in active markets, quoted adjusted prices in active markets, quoted prices for identical or similar instruments in markets that are not active, and model derived valuations in which the majority of significant inputs and significant value drivers are observable in active markets.

Level 3—Fair value measurement within Level 3 should be based on unobservable inputs in such cases where markets do not exist or are illiquid. Significant unobservable inputs include model derived valuations in which the majority of significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

I.

Security Valuation. Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless Brandes Investment Partners, L.P. (the “Advisor”)

23

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and marketbased yield spreads for each tranche, current market data and packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy only if there are significant observable inputs used.

Common stocks, exchange-traded fund shares and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded fund shares, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. None of the Fund’s securities were fair valued utilizing this method as of March 31, 2023.

Investments in registered open-end management investment companies are valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. If, on a particular day, a share price of an investment company is not readily available, such securities are fair valued in accordance with the fair value procedures of the Trust.

The Board of Trustees has designated the Advisor as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. Certain securities

24

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Advisor is generally responsible for overseeing the day-to-day valuation processes and the Board of Trustees oversees the Advisor in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. The Advisor is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The securities fair valued by the Advisor are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The following is a summary of the level inputs used, as of March 31, 2023, involving the Fund’s assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Seperately Managed Account Reserve Trust
Common Stocks	$3,113	$—	$—	$3,113
Asset Backed Securities	—	4,079,994	—	4,079,994
Corporate Bonds	—	97,518,920	—	97,518,920
Government Securities	—	34,488,651	—	34,488,651
Convertible Bonds	—	3,162,541	—	3,162,541
Foreign Issuer Bonds	—	6,554,990	—	6,554,990
Mortgage Backed Securities	—	4,644,429	—	4,644,429
Short-Term Investments	3,295,285	—	—	3,295,285

Total Investments in Securities	$3,298,398	$150,449,525	$—	$153,747,923

There were no Level 3 securities in the Fund at the beginning or the end of the period ended March 31, 2023.

25

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.

Advisor Fee. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap-fee programs for which the Fund is an investment option. Certain officers and Trustees of the Trust are also officers of the Advisor.

B.

Administration Fee. The Northern Trust Company (the “Administrator”) acts as the administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.

C.

Distribution Fees. ALPS Distributors, Inc. (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. All of the Fund’s distribution fees are paid by the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows for the period ended March 31, 2023:

U.S. Government		Other
Purchases	Sales	Purchases	Sales
$6,990,723	$11,404,883	$9,670,320	$8,303,859

26

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 5 – CAPITAL STOCK TRANSACTIONS

The Fund’s capital stock activity in shares and dollars during the six month period ended March 31, 2023 and the year ended September 30, 2022, was as follows (shares and dollar amounts in thousands):

	Six Months Ended 3/31/2023		Year Ended 9/30/2022
	Shares	Amount	Shares	Amount
Shares Sold	1,408	$10,643	2,761	$22,721
Issued on Reinvestment of Distributions	428	3,241	694	5,633
Shares Redeemed	(2,030)	(15,310)	(4,262)	(35,094)

Net Decrease Resulting from Fund Share Transactions	(194)	$(1,426)	(807)	$(6,740)

NOTE 6 – FEDERAL INCOME TAX MATTERS

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences do not require reclassification. Temporary and permanent differences have no effect on net assets or net asset value per share. For the year ended September 30, 2022, the Fund made the following permanent book-to-tax reclassifications primarily related to the treatment of paydowns, and the difference between book and tax accretion methods for market premium:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$44,678	$(44,678)	$—

As of September 30, 2022, the Fund’s components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$169,862,726

Gross tax unrealized appreciation	202,599
Gross tax unrealized depreciation	(21,390,679)

Net unrealized appreciation (depreciation)	(21,188,080)
Distributable ordinary income	52,344
Distributable long-term capital gains	—

Total distributable earnings	52,344

Other accumulated losses	(9,132,898)

Total accumulated losses	$(30,268,634)

The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. These differences are temporary.

As of September 30, 2022, the Fund had a capital loss carryforward with an indefinite expiration in the amount of $9,132,898. During the tax year ended September 30, 2022, the Fund utilized $0 in capital loss carryforwards.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

The tax compositions of dividends for the years ended September 30, 2022 and September 30, 2021 for the Fund were as follows:

Ordinary Income		Long Term Capital Gains
2022	2021	2022	2021
$6,148,231	$6,546,146	$—	$—

NOTE 7 – RISK FACTORS

Significant market disruptions, such as those caused by pandemics (e.g. Covid-19 pandemic), war (e.g. Russia’s invasion of Ukraine), natural disasters, acts of terrorism, or other events, may adversely impact global economic and market activity, and contribute to significant volatility in financial markets. Any such disruptions could have an adverse impact on the prices and liquidity of the Funds’ investments.

NOTE 8 – SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Trust has concluded that there are no subsequent events to note.

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Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited)

BOARD CONSIDERATIONS AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

In November 2022, the Board of Trustees (the “Board”) of Brandes Investment Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended, unanimously approved the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Brandes Investment Partners, L.P. (the “Advisor”) for an additional one-year term with respect to the Brandes Separately Managed Account Reserve Trust (the “Fund”).

Information Reviewed

During the course of each year, the Board receives and reviews a wide variety of materials relating to the nature, quality and extent of the services provided by the Advisor to the Fund, including reports on the Fund’s investment results, portfolio composition, portfolio trading practices, and other matters. In addition, in connection with the Board’s annual review of the Agreement, the Trustees requested and reviewed supplementary information from the Advisor that included materials and analysis about the Fund’s investment results and advisory fees; information about the services provided by the Advisor to the Fund, such as compliance monitoring and portfolio trading practices, and the risks assumed by the Advisor in connection with those services; information about the services provided and the fees charged by the Advisor to its institutional and other clients employing similar strategies, including comparisons of those services and fees to the services and fees for the Fund; financial and profitability information regarding the Advisor and its relationship with the Fund; and information about the Advisor’s investment and other personnel providing services to the Fund, as well as the Advisor’s practices to evaluate and compensate its investment personnel. The Trustees also obtained and reviewed information from FUSE Research Network LLC (“FUSE”), an independent third-party data provider, comparing the Fund’s investment results and fees and expenses to those of a peer group and category of funds identified by FUSE as similar to the Fund.

In connection with the Board’s reviews, the Trustees received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees. The Board discussed the approval of the Agreement with respect to the Fund with representatives of the Advisor at two Board meetings, and the independent Trustees discussed the Agreement in multiple private sessions with counsel at which no representatives of the Advisor were present. In deciding to approve the Agreement with respect to the Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor, and each Trustee may have attributed different weight to each factor considered. This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

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Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

Nature, Quality and Extent of Services

The Trustees considered the overall nature, quality and extent of services provided by the Advisor to the Fund. They considered, among other things, the quality and depth of the Advisor’s investment, compliance and other personnel, the Advisor’s regulatory compliance resources and program, the Advisor’s business continuity and cybersecurity programs, and the day-to-day administrative services provided to the Fund.

With respect to the Fund’s investment results, the Trustees reviewed and considered detailed information provided by FUSE, which utilized Morningstar data, comparing the Fund’s investment results to those of a peer group of similarly managed funds selected by FUSE, a larger group of funds selected by FUSE in the same investment classification as the subject fund, and the Fund’s benchmark index. The Trustees also met with representatives of FUSE and discussed with them the methodology used by FUSE in determining the Fund’s peer group and universe. The FUSE report included confirmation that FUSE had selected peer group and universe funds for comparison to the Fund independently of the Advisor. The Trustees noted that while the FUSE information covered both the peer group and universe funds, the Trustees focused more on the peer group information because the peer group funds were more directly comparable to the Fund.

The Trustees considered that for the one-, three-, five- and ten-year and since inception periods ended September 30, 2022, the investment results of the Fund compared favorably to the funds in its peer group, as well as compared to its benchmark. With respect to the annualized returns of the Fund compared to the median returns of its peer group and the returns of its benchmark, the meeting materials indicated that the Fund’s annualized returns were above the peer group median returns and the benchmark returns for the one-, three-, five- and ten-year periods, and above the benchmark return for the since inception period.

In evaluating the Fund’s performance, the Trustees generally considered long-term performance to be more important than short-term performance but noted that short-term performance may be helpful in showing an improving trend. The Trustees noted the Advisor’s continued commitment to the Graham and Dodd value strategy of investment management and its lack of style drift compared to other value managers; considered that it is not unusual for the performance of funds managed with such a long-term strategy to fall below performance measurement indices for some periods; and noted the Advisor’s observations regarding the market environment in recent years, including the extended period that the value strategy has been out of favor in the market, and that the Advisor’s strategy generally has performed well when value is performing well in the market. They also noted that the Fund’s investment approach is fully described in the prospectus, enabling the Funds’ shareholders to decide if they are willing to accept the long-term outlook associated with the Advisor’s investment approach.

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Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

Based on these reviews, the Trustees determined that under all of the circumstances the nature and quality of the services provided by the Advisor were sufficient for renewal of the Fund’s Agreement.

Advisory Fees, Total Expenses, Profitability and Ancillary Benefits

With respect to advisory fees, the Trustees considered that investors in the Fund must be clients of wrap account programs sponsored by broker-dealers which have agreements with the Advisor or certain other persons or entities. They considered that the Fund does not pay advisory fees or other expenses, all of which are borne by the Advisor, but that investors pay management fees and other expenses at the wrap account level, and that the Advisor receives compensation from the wrap program sponsors and others. The Trustees determined that the Fund’s advisory fees and total expense levels were fair and reasonable in light of the structure of the product. The Trustees also concluded that there was a reasonable sharing of any efficiencies or economies of scale at this time in light of the structure of the product.

The Trustees reviewed and considered information about the Advisor’s financial capability to continue to provide services to the Fund, as well as an analysis of the profitability to the Advisor of its relationship with the Fund. The Trustees considered information regarding the ancillary benefits to the Advisor from its relationship with the Fund, which primarily related to compensation from wrap program sponsors that offer the Fund. The Trustees concluded that the Advisor’s profitability from its relationship with the Fund is not excessive and that any ancillary benefits received are reasonable under the circumstances.

Conclusions

Based on their review, including consideration of the factors identified above, the Board and the independent Trustees concluded in the exercise of their reasonable business judgment that the Agreement is fair and reasonable to the Fund and its shareholders, and that renewal of the Agreement is in the best interests of the Fund and its shareholders.

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Commission’s website at http://www.sec.gov.

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Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

PORTFOLIO HOLDINGS DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov. Information regarding the Trust’s Form N-PORT filings is also available, without charge, by calling toll-free, 1-800-331-2979.

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Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, the Trust’s Custodian, Distributor and Transfer Agent. The Board delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Independent Trustees(2)

Gregory Bishop, CFA 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1961)	Trustee	Since January 2017	Retired. Previously Executive Vice President and Head of Retail Business, PIMCO Investments, from 1997 to 2014	8	None

Robert M. Fitzgerald 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1952)	Trustee	Since April 2008	Retired from 2002- 2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	8	Hotchkis and Wiley Funds (10 portfolios).

Craig Wainscott, CFA 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1961)	Trustee and (beginning January 2018) Chairman of the Board	Since February 2012	Retired from Russell Investments, Managing Director, US Mutual Funds; Currently Partner with The Paradigm Project and advisor to early-stage companies.	8	None

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Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

“Interested” Trustees(3)

Jeff Busby, CFA 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1961)	Trustee and President	Since July 2006 Since February 2012	Executive Director of the Advisor since January 2004.	8	None

Oliver Murray 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1961)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co. since 2002; Managing Director - PCPM of the Advisor since 2011.	8	None

Officers of the Trust

Thomas M. Quinlan 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1970)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2006.	N/A	N/A

Gary Iwamura, CPA 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1956)	Treasurer	Since September 1997	Retired. Consultant to the Advisor since January 2022; Finance Director of the Advisor from 1997 to 2021.	N/A	N/A

Roberta Loubier 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1971)	Chief Compliance Officer and Anti- Money Laundering Officer	Since September 2015	Global Head of Compliance of the Advisor.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)

“Interested persons” of the Trust as defined in the 1940 Act. Jeff Busby is an interested person of the Trust because he is the President of the Trust and the Executive Director of the Advisor. Oliver Murray is an interested person of the Trust, because he is the Managing Director of the Advisor.

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Brandes Separately Managed Account Reserve Trust

PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and

●	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder or former shareholder of the Fund without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your non-public personal information would be shared with nonaffiliated third parties.

35

ADVISOR Brandes Investment Partners, L.P. 4275 Executive Square, 5th Floor La Jolla, CA 92037 800.331.2979 DISTRIBUTOR ALPS Distributors, Inc. 1290 Broadway, #1100 Denver, CO 80203 TRANSFER AGENT The Northern Trust Company 333 South Wabash Avenue, W-38 Chicago, IL 60604 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP 601 South Figueroa Street Los Angeles, CA 90017 LEGAL COUNSEL Morgan, Lewis & Bockius LLP One Federal Street Boston, MA 02110 This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus. Statements and other information herein are dated and are subject to change. BITS 03/31

(b) Not applicable.

2

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule I – Investments in securities of unaffiliated issuers is included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

3

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940 (“the Act”)) as of a date within 90 days of the filing date of this report, as required by 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) occurred during the period covered by this report that materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1)	Not applicable – only for annual reports.

(a)(2)	Filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There has been no change to the registrant’s independent public accountant.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brandes Investment Trust

By:	/s/ Jeff Busby
Jeff Busby
President and Principal Executive Officer

Date: June 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeff Busby
Jeff Busby
President and Principal Executive Officer

Date: June 2, 2023

By:	/s/ Gary Iwamura
Gary Iwamura
Treasurer and Principal Financial Officer

Date: June 2, 2023

5